                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07619

                             Nuveen Investment Trust
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                        Date of fiscal year end: June 30
                                                 ------------

                    Date of reporting period:  June 30, 2006
                                              ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                 NUVEEN INVESTMENTS VALUED AND BALANCED FUNDS

                        Annual Report  For investors seeking long-term growth potential.
                  dated June 30, 2006

                                    [GRAPHIC]



                           Nuveen Investments
                           Value and Balanced Funds

                           Nuveen Large-Cap Value Fund
                           Nuveen Balanced Municipal and Stock Fund
                           Nuveen Balanced Stock and Bond Fund

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                                    [GRAPHIC]



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                              -------------------------------------------------
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Timothy R. Schwertfeger

Dear Shareholder,

Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The funds feature portfolio management by Institutional Capital Corporation (ICAP), with Nuveen Asset Management managing the municipal portion of the Nuveen Balanced Municipal and Stock Fund. I urge you to take the time to read the portfolio managers' comments.

With the recent volatility in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 16, 2006



       "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals."


                             Annual Report  Page 1

  Portfolio Managers' Comments

  The Nuveen Large-Cap Value, Balanced Municipal and Stock, and Balanced Stock and Bond Funds feature equity and taxable fixed-income management by Institutional Capital Corporation (ICAP). The municipal portion of the Balanced Municipal and Stock Fund is managed by Nuveen Asset Management
  (NAM). We recently asked Rob Lyon, president and chief investment officer of ICAP, and Tom Spalding of NAM to discuss the economic and market environment, key portfolio management strategies, and the performance of these three Funds for the 12-month reporting period ended June 30, 2006.

--------------------------------------------------------------------------------

What was the economic and stock market backdrop for the Funds during the past year?

The stock market turned in positive results, and the U.S. economy continued to expand during the reporting period. Nevertheless, there were a number of clouds on the horizon for investors. Corporate profit growth declined, as did the formally robust housing market. Interest rates rose steadily throughout the year, with the Federal Reserve Board increasing short-term rates from 3.25 percent at the start of the period to 5.25 percent at its end. Many investors had been expecting the Fed to pause its series of rate hikes, but such a step became less likely in light of a jump in the core inflation rate as well as further gains in oil prices, which hit several new records and remained historically high during the past 12 months. Against this backdrop, stock prices generally trended higher for much of the period, despite a significant correction between mid-May and mid-June of 2006.

How did the Funds perform during the past twelve months?

The table on page 3 provides performance information for the three Funds (Class A shares at net asset value) for the 12 months ended June 30, 2006. The table also compares the Funds' performance to appropriate benchmarks.

The Nuveen Large-Cap Value Fund (Class A shares at net asset value) outpaced the broad stock market, as measured by the S&P 500 Index, as well as the Russell 1000 Value Index and the Fund's peer group, the Lipper Large-Cap Value Funds Index. The outperformance relative to the Russell 1000 Value Index came from both favorable stock selection and sector weightings. In particular, our energy and transportation stocks did very well compared to those of the Russell 1000 Value Index. However, stock selection in the technology sector detracted from results.

The Nuveen Balanced Municipal and Stock Fund (Class A shares at NAV) outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Index as well as the Lehman Brothers 10-Year Municipal Bond Index but trailed the S&P 500 Index during the reporting period.

The Nuveen Balanced Stock and Bond Fund (Class A shares at NAV) performed in line with its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Index, and beat the Lehman Brothers Intermediate Treasury Index, while trailing the S&P 500 Index.

What was your strategy in managing the equity portion of each Fund?

With the U.S. economy weakening, inflation rising, and the emergence of other worrisome trends, we thought it was prudent to position the Funds defensively. Accordingly, we generally steered clear of automakers and other consumer durables companies, which are more sensitive to economic cycles, and instead focused on businesses whose products tend to see consistent demand regardless of what's going on in the broader economy.

A continued focus during the period was on energy and transportation stocks, two areas of the market we believed were benefiting from tight supplies and

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares
Average Annual Total Returns as of 6/30/06
--------------------------------------------------------------------------------

                                                               Since
                                                             inception
                                               1-Year 5-Year (8/7/96)
                                               -----------------------
         Nuveen Large-Cap Value Fund
          A Shares at NAV                      13.97%  4.08%     9.23%
          A Shares at Offer                     7.42%  2.85%     8.58%
         Lipper Large-Cap Value Funds Index/1/ 10.46%  3.93%     8.53%
         Russell 1000 Value Index/2/           12.10%  6.90%    11.16%
         S&P 500 Index/3/                       8.63%  2.49%     8.73%
         -------------------------------------------------------------

         Nuveen Balanced Municipal and Stock Fund
          A Shares at NAV                       6.52%  2.64%     5.74%
          A Shares at Offer                     0.41%  1.44%     5.11%
         Lipper Mixed-Asset Target Allocation
           Moderate Funds Index/6/              6.17%  4.51%     7.60%
         Lehman Brothers 10-Year Municipal
           Bond Index/7/                        0.15%  4.86%     5.71%
         S&P 500 Index/3/                       8.63%  2.49%     8.73%
         -------------------------------------------------------------

         Nuveen Balanced Stock and Bond Fund
          A Shares at NAV                       7.60%  3.84%     7.62%
          A Shares at Offer                     1.42%  2.62%     6.98%
         Lipper Mixed-Asset Target Allocation
           Growth Funds Index/4/                7.57%  5.32%     8.20%
         Lehman Brothers Intermediate
           Treasury Index/5/                    0.07%  4.11%     5.55%
         S&P 500 Index/3/                       8.63%  2.49%     8.73%
         -------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

strong customer demand. The demand for energy has been driven by worldwide economic growth, not just in the United States but also in rapidly emerging China and India. Meanwhile, a number of factors have limited oil supplies; such as political turmoil in the Middle East and other major oil-producing regions, and the lingering effects of Hurricanes Katrina and Rita, which together damaged much of the oil refining operations of the United States. Although we remain optimistic about the fundamentals of energy stocks, we gradually trimmed our exposure to this part of the market as our holdings became more expensive, locking in some of the strong gains realized during the period.

In transportation, we continued to favor railroad stocks. Rail has become a highly efficient mode of freight transportation; especially compared to trucking, given today's high price of diesel fuel, rising urban congestion, and short supply of willing drivers. Railroads have done an outstanding job of increasing their productivity and capturing an increasing percentage of the nation's shipping traffic. As a group, our railroad stocks were significant positive contributors to the Funds' performance.

At period end, our largest sector allocation was in financials, representing about one-quarter of our equity investments, despite the Funds being underweighted relative to our Russell benchmark. We emphasized high-quality large-cap financial


================================================================================

1The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category for the year ended June 30, 2006. The since inception data for the index represents returns for the period 8/31/96 - 6/30/06, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
4The Lipper Mixed Asset Target Allocation Growth Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Mixed Asset Target Allocation Growth Fund category for the year ended June 30, 2006. The since inception data for the index represents returns for the period 8/31/96 - 6/30/06, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
5The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
6The Lipper Mixed Asset Target Allocation Moderate Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Mixed Asset Target Allocation Moderate Fund category for the year ended June 30, 2006. The since inception data for the index represents returns for the period 8/31/96 - 6/30/06, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
7The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds with maturities ranging from 8 to 12 years and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3
stocks, which we believed were less sensitive to rising interest rates than their lower-quality counterparts. Two of the Funds' top common stock holdings as of June 30, 2006, were Bank of America and Citigroup, two very large diversified financial institutions.

What stocks performed well for the Funds?

The Funds' strongest performer during the past 12 months was railroad company Norfolk Southern, a major beneficiary of the transportation trends we just discussed. In the energy sector, oil and natural gas production company Marathon Oil and oil services giant Halliburton were helped by continued strength in oil prices. Telecommunications service provider BellSouth saw its shares jump after the company agreed to be acquired by rival AT&T. Of final note, investment bank Goldman Sachs performed extremely well, benefiting from favorable stock and bond markets and a significant amount of merger and acquisition activity, both of which boosted Goldman's bottom line.

Which stocks fell short of your expectations?

Cendant, which owns a wide variety of leisure and real estate brands, fell during the period as investors became increasingly concerned about the earnings growth potential of its travel businesses. We sold our position in Cendant in late 2005 after determining that there was a significant decline in the company's travel business. Another travel-related company, Carnival Cruise Lines, was hurt by higher fuel costs, the impact of Hurricane Katrina, and a variety of company-specific troubles. Medical device manufacturer Boston Scientific also lagged, its shares falling on concerns about the company's purchase of Guidant. In telecommunications, Sprint Nextel fell in response to investors' worries about pricing in the industry, while cable service provider Comcast declined because of a drop in its free-cash flow.

How did you manage the municipal portion of the Balanced Municipal and Stock
Fund?

The yield curve flattened steadily throughout the past year, as short-term bond yields rose more quickly than long-term yields. With credit spreads narrowing - meaning that investors were receiving less additional income as compensation for investing in lower-rated, riskier bonds - we focused increasingly on adding higher-rated bonds for their better long-term value potential. Nevertheless, the Fund's significant weighting in lower-investment-grade bonds contributed to results as these holdings benefited from the tighter spreads. Some also saw significant price appreciation because the issuer advance refunded the bonds.

Although we saw limited opportunity to add value through additional credit risk, we did look to modestly increase the portfolio's duration, or sensitivity to interest rates. In general, we favored new securities with longer intermediate maturities, roughly 20 to 25 years, which we believed offered our shareholders the best long-term tradeoff between risk and reward. Some of the proceeds for the new purchases came from recently called housing bonds. We tended to avoid reinvestments in the housing sector because of the unpredictable nature of any prepayments of the underlying loans securing the bonds.

At the end of the period, 59.7 percent of the Nuveen Balanced Municipal and Stock Fund's portfolio was invested in municipal securities, with 40.3 percent in equities.

How did you manage the Treasury portion of the Nuveen Balanced Stock and Bond Fund?

The bond portfolio of the Nuveen Balanced Stock and Bond Fund was managed conservatively over the past year. During this period, the economy maintained its strong momentum, and inflation moved higher. Accordingly, we kept the portfolio's interest-rate sensitivity relatively low, consistent with our expectation that the Federal Reserve


                             Annual Report  Page 4
would respond to these conditions by continuing to raise short-term interest rates, which in turn was expected to put upward pressure on long-term bond yields.

At the end of the period, 61.6 percent of the Nuveen Balanced Stock and Bond Fund's portfolio was invested in equities, with 35.7 percent invested in U.S. Government and Agency obligations and 2.7 percent invested in cash equivalents.

Dividend Information

The Nuveen Balanced Municipal and Stock Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid out dividends more than it has earned, the excess will constitute a negative UNII, which will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of June 30, 2006, the Nuveen Balanced Municipal and Stock Fund had a positive UNII balance for both financial statement and income tax purposes.


                             Annual Report  Page 5

     Nuveen Large-Cap Value Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]
              Nuveen       Nuveen
             Large-Cap   Large-Cap
            Value Fund   Value Fund    S&P 500   Russell 1000  Lipper Large-Cap
              (NAV)       (Offer)       Index    Value Index  Value Funds Index
            ----------  ----------     -------   -----------   ----------------
 8/31/1996   $10000       $ 9425       $10000       $10000         $10000
 9/30/1996    10414         9815        10562        10398          10490
10/31/1996    10864        10239        10854        10800          10711
11/30/1996    11638        10969        11673        11583          11478
12/31/1996    11371        10717        11442        11435          11284
 1/31/1997    11951        11264        12156        11990          11854
 2/28/1997    12036        11344        12252        12166          11949
 3/31/1997    11784        11106        11749        11728          11493
 4/30/1997    12360        11650        12450        12221          12004
 5/31/1997    13026        12277        13208        12904          12695
 6/30/1997    13617        12834        13799        13457          13225
 7/31/1997    14626        13785        14896        14469          14222
 8/31/1997    14007        13201        14062        13954          13613
 9/30/1997    14776        13926        14832        14797          14310
10/31/1997    14356        13531        14337        14384          13878
11/30/1997    14368        13542        15001        15020          14333
12/31/1997    14496        13662        15258        15459          14497
 1/31/1998    14577        13739        15427        15239          14517
 2/28/1998    15670        14769        16539        16265          15472
 3/31/1998    16030        15109        17385        17260          16159
 4/30/1998    16473        15526        17560        17376          16324
 5/31/1998    16479        15532        17258        17119          16046
 6/30/1998    16555        15603        17959        17338          16347
 7/31/1998    15949        15032        17768        17032          16064
 8/31/1998    13332        12565        15202        14498          13871
 9/30/1998    13801        13008        16176        15330          14538
10/31/1998    14715        13869        17490        16518          15703
11/30/1998    15371        14487        18550        17288          16504
12/31/1998    15932        15016        19618        17876          17141
 1/31/1999    16723        15761        20438        18019          17425
 2/28/1999    16104        15178        19803        17765          17026
 3/31/1999    16577        15624        20595        18133          17544
 4/30/1999    17945        16913        21393        19826          18577
 5/31/1999    17889        16861        20888        19608          18259
 6/30/1999    18605        17535        22047        20177          19065
 7/31/1999    17704        16686        21359        19586          18523
 8/31/1999    17154        16167        21253        18859          18186
 9/30/1999    16824        15857        20671        18201          17513
10/31/1999    17608        16596        21979        19249          18357
11/30/1999    17890        16862        22426        19099          18422
12/31/1999    18264        17214        23746        19191          18989
 1/31/2000    17990        16956        22553        18565          18186
 2/29/2000    17317        16322        22126        17186          17420
 3/31/2000    18547        17480        24289        19282          19016
 4/30/2000    18467        17405        23559        19059          18805
 5/31/2000    18301        17249        23075        19259          18818
 6/30/2000    17615        16602        23644        18379          18611
 7/31/2000    17477        16472        23276        18608          18527
 8/31/2000    18425        17365        24721        19643          19600
 9/30/2000    18620        17549        23416        19824          19290
10/31/2000    19192        18088        23317        20311          19444
11/30/2000    18721        17645        21480        19558          18610
12/31/2000    19627        18499        21585        20538          19360
 1/31/2001    19956        18809        22351        20616          19521
 2/28/2001    19700        18567        20313        20043          18580
 3/31/2001    18866        17781        19025        19335          17857
 4/30/2001    19940        18793        20503        20282          18870
 5/31/2001    20333        19163        20641        20739          19174
 6/30/2001    19555        18431        20139        20278          18652
 7/31/2001    19459        18340        19942        20236          18525
 8/31/2001    18449        17389        18694        19424          17658
 9/30/2001    17504        16497        17183        18057          16281
10/31/2001    17752        16731        17511        17902          16387
11/30/2001    18618        17547        18854        18942          17437
12/31/2001    19174        18071        19020        19389          17700
 1/31/2002    18595        17526        18743        19239          17373
 2/28/2002    18410        17351        18381        19270          17277
 3/31/2002    19125        18026        19072        20182          18039
 4/30/2002    18571        17503        17916        19489          17271
 5/31/2002    18595        17526        17784        19587          17293
 6/30/2002    17140        16154        16517        18463          16088
07/31/2002    15741        14836        15231        16746          14698
08/31/2002    15854        14942        15330        16873          14796
09/30/2002    13755        12964        13663        14997          13086
10/31/2002    14173        13358        14866        16108          14047
11/30/2002    15058        14192        15741        17123          14927
12/31/2002    14367        13540        14817        16380          14217
01/31/2003    14359        13533        14429        15983          13878
02/28/2003    14100        13289        14213        15556          13531
03/31/2003    14213        13396        14351        15583          13523
04/30/2003    15230        14354        15533        16954          14665
05/31/2003    15844        14933        16352        18049          15568
06/30/2003    16086        15161        16561        18275          15745
 7/31/2003    16247        15312        16852        18547          15964
 8/31/2003    16513        15563        17181        18837          16234
 9/30/2003    16295        15358        16999        18652          16052
10/31/2003    17069        16088        17961        19794          16938
11/30/2003    17359        16361        18119        20063          17147
12/31/2003    18460        17398        19069        21299          18198
 1/31/2004    18654        17581        19419        21673          18473
 2/29/2004    19058        17963        19689        22137          18862
 3/31/2004    18978        17887        19392        21942          18636
 4/30/2004    18542        17476        19088        21407          18293
 5/31/2004    18688        17614        19349        21625          18427
 6/30/2004    18963        17873        19724        22136          18832
 7/31/2004    18478        17415        19072        21824          18378
 8/31/2004    18624        17553        19148        22134          18510
 9/30/2004    18841        17758        19355        22477          18729
10/31/2004    18979        17888        19651        22850          18929
11/30/2004    19869        18727        20447        24006          19751
12/31/2004    20495        19317        21142        24810          20379
 1/31/2005    20290        19123        20626        24368          19984
 2/28/2005    20929        19726        21059        25175          20545
 3/31/2005    20626        19440        20686        24830          20210
 4/30/2005    20265        19100        20293        24386          19810
 5/31/2005    20781        19587        20939        24973          20274
 6/30/2005    20954        19749        20968        25246          20478
 7/31/2005    21782        20529        21748        25975          21146
 8/31/2005    21921        20661        21550        25864          21055
 9/30/2005    22340        21055        21725        26226          21257
10/31/2005    21888        20630        21362        25559          20813
11/30/2005    22585        21286        22169        26400          21529
12/31/2005    22515        21220        22176        26559          21654
 1/31/2006    23514        22162        22764        27589          22286
 2/28/2006    23514        22162        22825        27758          22326
 3/31/2006    23961        22583        23108        28132          22607
 4/30/2006    24558        23146        23418        28847          23170
 5/31/2006    23978        22599        22743        28117          22605
 6/30/2006    23882        22509        22775        28297          22621


================================================================================

     Nuveen Balanced Municipal and Stock Fund

     Growth of an Assumed $10,000 Investment


                               [CHART]

                                                                                                   Lipper Mixed-Asset
                 Nuveen Balanced         Nuveen Balanced                          Lehman Brothers  Target Allocation
             Municipal and Stock     Municipal and Stock                       10-Year Municipal     Moderate Funds
                  Fund (NAV)             Fund (Offer)         S&P 500 Index        Bond Index           Index
             ------------------      -------------------      --------------   -----------------   ---------------
 8/31/1996         10000                      9425                10000              10000              10000
 9/30/1996         10231                      9643                10562              10103              10357
10/31/1996         10463                      9862                10854              10230              10625
11/30/1996         10892                     10266                11673              10437              11147
12/31/1996         10818                     10196                11442              10390              11038
 1/31/1997         11038                     10403                12156              10431              11370
 2/28/1997         11151                     10510                12252              10529              11495
 3/31/1997         11006                     10374                11749              10387              11141
 4/30/1997         11254                     10607                12450              10464              11456
 5/31/1997         11584                     10918                13208              10613              11911
 6/30/1997         11858                     11177                13799              10730              12270
 7/31/1997         12431                     11716                14896              11031              12940
 8/31/1997         12125                     11428                14062              10924              12527
 9/30/1997         12499                     11780                14832              11063              13045
10/31/1997         12368                     11656                14337              11122              12830
11/30/1997         12422                     11708                15001              11173              13138
12/31/1997         12584                     11860                15258              11349              13393
 1/31/1998         12687                     11957                15427              11475              13444
 2/28/1998         13129                     12375                16539              11474              13939
 3/31/1998         13291                     12527                17385              11466              14404
 4/30/1998         13405                     12634                17560              11403              14437
 5/31/1998         13551                     12772                17258              11597              14340
 6/30/1998         13603                     12821                17959              11640              14558
 7/31/1998         13376                     12607                17768              11658              14375
 8/31/1998         12484                     11766                15202              11861              13064
 9/30/1998         12776                     12041                16176              12038              13662
10/31/1998         13149                     12393                17490              12043              14141
11/30/1998         13414                     12643                18550              12079              14659
12/31/1998         13633                     12849                19618              12116              15045
 1/31/1999         13953                     13151                20438              12302              15147
 2/28/1999         13726                     12937                19803              12191              14828
 3/31/1999         13862                     13065                20595              12185              15154
 4/30/1999         14312                     13489                21393              12218              15671
 5/31/1999         14231                     13412                20888              12132              15497
 6/30/1999         14350                     13525                22047              11907              15818
 7/31/1999         14103                     13292                21359              11986              15503
 8/31/1999         13866                     13069                21253              11942              15297
 9/30/1999         13769                     12978                20671              11983              15047
10/31/1999         13990                     13185                21979              11898              15485
11/30/1999         14166                     13351                22426              12027              15504
12/31/1999         14265                     13445                23746              11965              15761
 1/31/2000         14097                     13286                22553              11916              15388
 2/29/2000         13925                     13124                22126              12010              15078
 3/31/2000         14483                     13650                24289              12244              15978
 4/30/2000         14421                     13592                23559              12183              15830
 5/31/2000         14265                     13445                23075              12111              15855
 6/30/2000         14231                     13413                23644              12440              15998
 7/31/2000         14297                     13475                23276              12612              16022
 8/31/2000         14669                     13825                24721              12807              16738
 9/30/2000         14683                     13839                23416              12749              16552
10/31/2000         14857                     14002                23317              12879              16536
11/30/2000         14723                     13877                21480              12948              15990
12/31/2000         15151                     14279                21585              13252              16510
 1/31/2001         15335                     14453                22351              13423              16807
 2/28/2001         15262                     14385                20313              13446              16353
 3/31/2001         14989                     14127                19025              13560              15908
 4/30/2001         15300                     14420                20503              13394              16545
 5/31/2001         15509                     14617                20641              13540              16717
 6/30/2001         15312                     14432                20139              13621              16479
 7/31/2001         15350                     14468                19942              13808              16430
 8/31/2001         15128                     14258                18694              14044              16050
 9/30/2001         14791                     13940                17183              14024              15251
10/31/2001         14944                     14084                17511              14198              15515
11/30/2001         14924                     14066                18854              14015              16042
12/31/2001         14721                     13874                19020              13866              16182
 1/31/2002         14351                     13526                18743              14128              16010
 2/28/2002         14390                     13563                18381              14330              15921
 3/31/2002         14534                     13699                19072              14035              16261
 4/30/2002         14457                     13625                17916              14361              15964
 5/31/2002         14502                     13668                17784              14428              15937
 6/30/2002         14062                     13254                16517              14607              15161
 7/31/2002         13603                     12821                15231              14801              14484
 8/31/2002         13653                     12868                15330              14994              14700
 9/30/2002         13037                     12287                13663              15352              13915
10/31/2002         13099                     12346                14866              15073              14399
11/30/2002         13420                     12648                15741              14949              14939
12/31/2002         13257                     12495                14817              15276              14642
 1/31/2003         13234                     12473                14429              15194              14506
 2/28/2003         13197                     12438                14213              15457              14422
 3/31/2003         13166                     12409                14351              15465              14526
 4/30/2003         13590                     12808                15533              15581              15314
 5/31/2003         13960                     13157                16352              16026              15976
 6/30/2003         14034                     13227                16561              15949              16142
 7/31/2003         13953                     13151                16852              15279              16061
 8/31/2003         14095                     13285                17181              15411              16273
 9/30/2003         14177                     13362                16999              15930              16399
10/31/2003         14489                     13656                17961              15809              16848
11/30/2003         14645                     13803                18119              15980              16971
12/31/2003         15074                     14208                19069              16148              17596
 1/31/2004         15184                     14311                19419              16215              17819
 2/29/2004         15414                     14527                19689              16501              18029
 3/31/2004         15341                     14459                19392              16407              17970
 4/30/2004         15082                     14215                19088              15954              17621
 5/31/2004         15058                     14192                19349              15963              17649
 6/30/2004         15178                     14306                19724              16016              17874
 7/31/2004         15057                     14191                19072              16236              17647
 8/31/2004         15204                     14330                19148              16591              17851
 9/30/2004         15318                     14438                19355              16679              18033
10/31/2004         15418                     14531                19651              16812              18252
11/30/2004         15708                     14805                20447              16623              18695
12/31/2004         16020                     15099                21142              16817              19172
 1/31/2005         15990                     15071                20626              16960              18951
 2/28/2005         16201                     15270                21059              16853              19188
 3/31/2005         16065                     15141                20686              16706              18927
 4/30/2005         16034                     15113                20293              17031              18730
 5/31/2005         16261                     15326                20939              17145              19131
 6/30/2005         16379                     15437                20968              17244              19357
 7/31/2005         16648                     15691                21748              17098              19796
 8/31/2005         16776                     15811                21550              17306              19810
 9/30/2005         16868                     15898                21725              17150              19868
10/31/2005         16683                     15724                21362              17020              19508
11/30/2005         16926                     15953                22169              17126              19894
12/31/2005         16965                     15990                22176              17281              20075
 1/31/2006         17327                     16330                22764              17338              20549
 2/28/2006         17384                     16384                22825              17441              20564
 3/31/2006         17478                     16473                23108              17261              20677
 4/30/2006         17637                     16623                23418              17230              20861
 5/31/2006         17504                     16498                22743              17349              20527
 6/30/2006         17445                     16442                22775              17271              20554



The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Value Funds category. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is a managed index that represents the average annualized returns of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

     Nuveen Balanced Stock and Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                                                                                          Lipper Mixex-Asset
                  Nuveen Balanced  Nuveen Balanced                      Lehman Brothers   Target Allocation
                  Stock and Bond   Stock and Bond                        Intermediate       Growth Funds
                    Fund (NAV)      Fund (Offer)     S&P 500 Index      Treasury Index         Index
                  ---------------  ---------------   -------------   -------------------  ---------------
 8/31/96             10000            9425                10000            10000               10000
 9/30/96             10305            9712                10562            10128               10379
10/31/96             10665           10051                10854            10294               10650
11/30/96             11242           10595                11673            10418               11176
12/31/96             11099           10461                11442            10361               11073
 1/31/97             11473           10813                12156            10400               11463
 2/28/97             11524           10862                12252            10415               11504
 3/31/97             11338           10686                11749            10354               11189
 4/30/97             11651           10981                12450            10470               11502
 5/31/97             11979           11290                13208            10552               11976
 6/30/97             12310           11602                13799            10642               12380
 7/31/97             12929           12186                14896            10841               13155
 8/31/97             12562           11840                14062            10797               12717
 9/30/97             13007           12259                14832            10915               13286
10/31/97             12897           12156                14337            11043               13010
11/30/97             12908           12165                15001            11068               13217
12/31/97             13028           12279                15258            11159               13418
 1/31/98             13151           12395                15427            11308               13514
 2/28/98             13735           12946                16539            11294               14052
 3/31/98             13968           13164                17385            11328               14450
 4/30/98             14222           13404                17560            11381               14509
 5/31/98             14264           13444                17258            11459               14411
 6/30/98             14363           13537                17959            11536               14540
 7/31/98             14025           13219                17768            11581               14369
 8/31/98             12616           11890                15202            11810               13048
 9/30/98             13142           12386                16176            12095               13637
10/31/98             13716           12927                17490            12119               14254
11/30/98             14143           13329                18550            12074               14785
12/31/98             14482           13649                19618            12120               15163
 1/31/99             14960           14100                20438            12174               15363
 2/28/99             14420           13591                19803            11996               14916
 3/31/99             14765           13916                20595            12075               15182
 4/30/99             15603           14706                21393            12109               15950
 5/31/99             15475           14585                20888            12031               15738
 6/30/99             15827           14917                22047            12053               16116
 7/31/99             15355           14472                21359            12064               15742
 8/31/99             15040           14175                21253            12088               15523
 9/30/99             14938           14079                20671            12182               15170
10/31/99             15395           14510                21979            12198               15501
11/30/99             15530           14637                22426            12203               15630
12/31/99             15739           14834                23746            12169               16002
 1/31/00             15554           14660                22553            12136               15491
 2/29/00             15279           14401                22126            12231               15211
 3/31/00             16078           15154                24289            12386               16090
 4/30/00             15987           15067                23559            12377               15981
 5/31/00             15894           14980                23075            12429               16150
 6/30/00             15632           14733                23644            12608               16160
 7/31/00             15607           14709                23276            12693               16178
 8/31/00             16221           15288                24721            12825               16846
 9/30/00             16326           15387                23416            12924               16595
10/31/00             16725           15764                23317            13009               16615
11/30/00             16538           15587                21480            13197               16126
12/31/00             17192           16203                21585            13417               16708
 1/31/01             17449           16446                22351            13575               16921
 2/28/01             17341           16344                20313            13700               16349
 3/31/01             16854           15885                19025            13808               15902
 4/30/01             17460           16456                20503            13753               16542
 5/31/01             17718           16700                20641            13809               16803
 6/30/01             17255           16263                20139            13859               16746
 7/31/01             17317           16321                19942            14110               16796
 8/31/01             16743           15780                18694            14232               16299
 9/30/01             16250           15315                17183            14527               15267
10/31/01             16531           15581                17511            14748               15605
11/30/01             17039           16060                18854            14581               16321
12/31/01             17301           16306                19020            14511               16536
 1/31/02             16984           16007                18743            14561               16462
 2/28/02             16942           15968                18381            14671               16375
 3/31/02             17241           16250                19072            14447               16786
 4/30/02             17117           16132                17916            14705               16556
 5/31/02             17214           16224                17784            14807               16632
 6/30/02             16354           15413                16517            14987               15895
 7/31/02             15601           14704                15231            15287               15035
 8/31/02             15740           14835                15330            15448               15134
 9/30/02             14503           13669                13663            15744               14217
10/31/02             14728           13881                14866            15716               14730
11/30/02             15253           14376                15741            15570               15273
12/31/02             14938           14079                14817            15859               14820
 1/31/03             14903           14046                14429            15813               14588
 2/28/03             14839           13986                14213            15984               14461
 3/31/03             14924           14066                14351            15984               14497
 4/30/03             15555           14661                15533            16016               15380
 5/31/03             16081           15156                16352            16264               16173
 6/30/03             16205           15273                16561            16238               16348
 7/31/03             16084           15159                16852            15883               16355
 8/31/03             16269           15333                17181            15905               16680
 9/30/03             16282           15345                16999            16235               16657
10/31/03             16690           15731                17961            16076               17275
11/30/03             16869           15899                18119            16072               17434
12/31/03             17591           16579                19069            16193               18168
 1/31/04             17735           16715                19419            16273               18322
 2/29/04             18060           17021                19689            16424               18657
 3/31/04             18056           17018                19392            16540               18568
 4/30/04             17623           16609                19088            16166               18224
 5/31/04             17695           16677                19349            16120               18286
 6/30/04             17874           16846                19724            16154               18656
 7/31/04             17641           16627                19072            16264               18329
 8/31/04             17837           16811                19148            16502               18423
 9/30/04             17969           16936                19355            16510               18752
10/31/04             18086           17046                19651            16600               18919
11/30/04             18511           17446                20447            16430               19513
12/31/04             18925           17837                21142            16521               19949
 1/31/05             18852           17768                20626            16539               19737
 2/28/05             19161           18059                21059            16432               20215
 3/31/05             18971           17880                20686            16397               19831
 4/30/05             18874           17789                20293            16597               19585
 5/31/05             19231           18125                20939            16724               19998
 6/30/05             19362           18249                20968            16777               20180
 7/31/05             19728           18593                21748            16621               20614
 8/31/05             19899           18755                21550            16812               20655
 9/30/05             20049           18896                21725            16674               20777
10/31/05             19742           18607                21362            16600               20444
11/30/05             20125           18968                22169            16673               20913
12/31/05             20169           19010                22176            16778               21065
 1/31/06             20706           19515                22764            16761               21701
 2/28/06             20714           19523                22825            16756               21569
 3/31/06             20880           19679                23108            16698               21761
 4/30/06             21174           19957                23418            16706               22079
 5/31/06             20865           19665                22743            16713               21686
 6/30/06             20836           19638                22775            16745               21707


The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the corresponding indexes. The Lipper Mixed-Asset Target Allocation Growth Funds Index is a managed index that represents the average annualized returns of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund's returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

  Fund Spotlight as of 6/30/06                       Nuveen Large-Cap Value Fund

================================================================================

          Quick Facts
                                   A Shares B Shares C Shares R Shares
          ------------------------------------------------------------
          NAV                        $27.23   $26.64   $26.60   $27.33
          ------------------------------------------------------------
          Latest Long-Term Capital
           Gains Distribution/1/    $1.0466  $1.0466  $1.0466  $1.0466
          ------------------------------------------------------------
          Inception Date            8/07/96  8/07/96  8/07/96  8/07/96
          ------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 6/30/06

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                13.97%      7.42%
                        ------------------------------------------
                        5-Year                 4.08%      2.85%
                        ------------------------------------------
                        Since Inception        9.23%      8.58%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                13.13%      9.13%
                        ------------------------------------------
                        5-Year                 3.31%      3.14%
                        ------------------------------------------
                        Since Inception        8.58%      8.58%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                13.15%
                        ------------------------------------------
                        5-Year                 3.31%
                        ------------------------------------------
                        Since Inception        8.41%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                14.24%
                        ------------------------------------------
                        5-Year                 4.36%
                        ------------------------------------------
                        Since Inception        9.52%
                        ------------------------------------------

                        Top Five Common Stock Holdings2
                        Exxon Mobil Corporation     4.7%
                        --------------------------------
                        Bank of America Corporation 4.6%
                        --------------------------------
                        Citigroup Inc.              4.4%
                        --------------------------------
                        Altria Group, Inc.          3.2%
                        --------------------------------
                        McDonalds Corporation       3.1%
                        --------------------------------

Portfolio Allocation/2/

                                    [CHART]

Portfolio Allocation-As a % of total market value
-------------------------------------------------

Common Stocks              96.3%
Short-Term Investments      3.7%

           Portfolio Statistics
           Net Assets ($000)                                $521,810
           ---------------------------------------------------------
           Average Market Capitalization (Common Stocks) $99 Billion
           ---------------------------------------------------------
           Number of Common Stocks                                46
           ---------------------------------------------------------
           Expense Ratio3                                      1.28%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid December 5, 2005.
2As a percentage of total holdings as of June 30, 2006. Holdings are subject to change.
3Class A shares after credit/reimbursement for the 12 months ended June 30, 2006.

                             Annual Report  Page 8

  Fund Spotlight as of 6/30/06                       Nuveen Large-Cap Value Fund

================================================================================


                  Industries/1/
                  Oil, Gas, & Consumable Fuels           10.6%
                  --------------------------------------------
                  Diversified Financial Services          8.7%
                  --------------------------------------------
                  Commercial Banks                        7.5%
                  --------------------------------------------
                  Insurance                               5.8%
                  --------------------------------------------
                  Diversified Telecommunication Services  5.5%
                  --------------------------------------------
                  Pharmaceuticals                         5.3%
                  --------------------------------------------
                  Electric Utilities                      4.8%
                  --------------------------------------------
                  Road & Rail                             4.7%
                  --------------------------------------------
                  Computers & Peripherals                 4.6%
                  --------------------------------------------
                  Hotels, Restaurants & Leisure           3.3%
                  --------------------------------------------
                  Tobacco                                 3.2%
                  --------------------------------------------
                  Health Care Equipment & Supplies        3.1%
                  --------------------------------------------
                  Industrial Conglomerates                3.0%
                  --------------------------------------------
                  Beverages                               2.6%
                  --------------------------------------------
                  Food & Staples Retailing                2.4%
                  --------------------------------------------
                  Aerospace & Defense                     2.4%
                  --------------------------------------------
                  Multi-Utilities                         2.4%
                  --------------------------------------------
                  Energy Equipment & Services             2.4%
                  --------------------------------------------
                  Short-Term Investments                  3.7%
                  --------------------------------------------
                  Other                                  14.0%
                  --------------------------------------------

1As a percentage of total holdings as of June 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/06) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/06)    $1,060.80 $1,056.70 $1,056.80 $1,062.20   $1,018.50 $1,014.73 $1,014.78 $1,019.74
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.49 $   10.35 $   10.30 $    5.22   $    6.36 $   10.14 $   10.09 $    5.11
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.27%, 2.03%, 2.02% and 1.02% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 9

  Fund Spotlight as of 6/30/06          Nuveen Balanced Municipal and Stock Fund

================================================================================

             Quick Facts
                                A Shares B Shares C Shares R Shares
             ------------------------------------------------------
             NAV                  $23.86   $25.32   $25.29   $23.34
             ------------------------------------------------------
             Latest Dividend/1/  $0.0395  $0.0300  $0.0300  $0.0425
             ------------------------------------------------------
             Inception Date      8/07/96  8/07/96  8/07/96  8/07/96
             ------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                      Average Annual Total Returns as of 6/30/06

                      A Shares                    NAV    Offer
                      ------------------------------------------
                      1-Year                    6.52%    0.41%
                      ------------------------------------------
                      5-Year                    2.64%    1.44%
                      ------------------------------------------
                      Since Inception           5.74%    5.11%
                      ------------------------------------------

                      B Shares               w/o CDSC   w/CDSC
                      ------------------------------------------
                      1-Year                    5.73%    1.73%
                      ------------------------------------------
                      5-Year                    1.88%    1.69%
                      ------------------------------------------
                      Since Inception           5.11%    5.11%
                      ------------------------------------------

                      C Shares                    NAV
                      ------------------------------------------
                      1-Year                    5.70%
                      ------------------------------------------
                      5-Year                    1.87%
                      ------------------------------------------
                      Since Inception           4.95%
                      ------------------------------------------

                      R Shares                    NAV
                      ------------------------------------------
                      1-Year                    6.79%
                      ------------------------------------------
                      5-Year                    2.91%
                      ------------------------------------------
                      Since Inception           6.02%
                      ------------------------------------------
                      Bond Credit Quality/2/
                      AAA/U.S. Guaranteed                64.1%
                      ------------------------------------------
                      AA                                 14.1%
                      ------------------------------------------
                      A                                   2.5%
                      ------------------------------------------
                      BBB                                17.7%
                      ------------------------------------------
                      BB or Lower                         1.6%
                      ------------------------------------------

                        Top Five Common Stock Holdings/3/
                        Exxon Mobil Corporation      2.0%
                        ---------------------------------
                        Bank of America Corporation  2.0%
                        ---------------------------------
                        Citigroup Inc.               1.9%
                        ---------------------------------
                        Altria Group, Inc.           1.3%
                        ---------------------------------
                        McDonalds Corporation        1.3%
                        ---------------------------------

                         Yields/5/

                         A Shares            NAV Offer
                         -----------------------------
                         SEC 30-Day Yield  2.24% 2.11%
                         -----------------------------
                         Distribution Rate 1.99% 1.87%
                         -----------------------------

                         B Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.49%
                         -----------------------------
                         Distribution Rate 1.42%
                         -----------------------------

                         C Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.49%
                         -----------------------------
                         Distribution Rate 1.42%
                         -----------------------------

                         R Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  2.48%
                         -----------------------------
                         Distribution Rate 2.19%
                         -----------------------------

Portfolio Allocation/3/

                                    [CHART]

Portfolio Allocation-As a % of total market value
-------------------------------------------------

Common Stocks            40.3%
Municipal Bonds          59.7%

           Portfolio Statistics
           Net Assets ($000)                                 $77,928
           ---------------------------------------------------------
           Average Market Capitalization (Common Stocks) $99 Billion
           ---------------------------------------------------------
           Number of Common Stocks                                46
           ---------------------------------------------------------
           Average Duration (Municipal Bonds)                   4.55
           ---------------------------------------------------------
           Expense Ratio/4/                                    1.22%
           ---------------------------------------------------------


--------------------------------------------------------------------------------
1Paid July 3, 2006. This is the latest monthly tax-exempt dividend declared during the period ended June 30, 2006. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
2As a percentage of total municipal bond holdings as of June 30, 2006. Holdings are subject to change.
3As a percentage of total holdings as of June 30, 2006. Holdings are subject to change.
4Class A shares after credit/reimbursement for the 12 months ended June 30,
 2006.
5Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                            Annual Report  Page 10

  Fund Spotlight as of 6/30/06          Nuveen Balanced Municipal and Stock Fund

================================================================================


                  Industries/1/
                  Common Stocks:
                  Oil, Gas, & Consumable Fuels           4.4%
                  -------------------------------------------
                  Diversified Financial Services         3.6%
                  -------------------------------------------
                  Commercial Banks                       3.1%
                  -------------------------------------------
                  Insurance                              2.5%
                  -------------------------------------------
                  Diversified Telecommunication Services 2.3%
                  -------------------------------------------
                  Pharmaceuticals                        2.2%
                  -------------------------------------------
                  Electric Utilities                     2.0%
                  -------------------------------------------
                  Road & Rail                            2.0%
                  -------------------------------------------
                  Computers & Peripherals                1.9%
                  -------------------------------------------
                  Hotels, Restaurants & Leisure          1.4%
                  -------------------------------------------
                  Tobacco                                1.3%
                  -------------------------------------------
                  Health Care Equipment & Supplies       1.3%
                  -------------------------------------------
                  Industrial Conglomerates               1.3%
                  -------------------------------------------
                  Beverages                              1.1%
                  -------------------------------------------
                  Other                                  9.9%
                  -------------------------------------------

                    Municipal Bonds:
                    Tax Obligation/Limited            12.8%
                    ---------------------------------------
                    U.S. Guaranteed                   12.3%
                    ---------------------------------------
                    Healthcare                         8.3%
                    ---------------------------------------
                    Education and Civic Organizations  6.0%
                    ---------------------------------------
                    Utilities                          4.5%
                    ---------------------------------------
                    Tax Obligation/General             4.4%
                    ---------------------------------------
                    Transportation                     4.1%
                    ---------------------------------------
                    Consumer Staples                   3.2%
                    ---------------------------------------
                    Long-Term Care                     2.4%
                    ---------------------------------------
                    Housing/Single Family              1.0%
                    ---------------------------------------
                    Water and Sewer                    0.7%
                    ---------------------------------------

1As a percentage of total holdings as of June 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/06) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/06)    $1,028.40 $1,024.10 $1,024.50 $1,029.60   $1,018.79 $1,015.03 $1,015.08 $1,020.03
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.09 $    9.89 $    9.84 $    4.83   $    6.06 $    9.84 $    9.79 $    4.81
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.21%, 1.97%, 1.96% and .96% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 11

  Fund Spotlight as of 6/30/06               Nuveen Balanced Stock and Bond Fund

================================================================================

          Quick Facts
                                   A Shares B Shares C Shares R Shares
          ------------------------------------------------------------
          NAV                        $25.40   $25.40   $25.42   $25.40
          ------------------------------------------------------------
          Latest Long-Term Capital
           Gains Distribution/1/    $1.5146  $1.5146  $1.5146  $1.5146
          ------------------------------------------------------------
          Inception Date            8/07/96  8/07/96  8/07/96  8/07/96
          ------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 6/30/06

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                 7.60%      1.42%
                        ------------------------------------------
                        5-Year                 3.84%      2.62%
                        ------------------------------------------
                        Since Inception        7.62%      6.98%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                 6.80%      2.88%
                        ------------------------------------------
                        5-Year                 3.07%      2.89%
                        ------------------------------------------
                        Since Inception        6.97%      6.97%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                 6.79%
                        ------------------------------------------
                        5-Year                 3.07%
                        ------------------------------------------
                        Since Inception        6.83%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                 7.87%
                        ------------------------------------------
                        5-Year                 4.11%
                        ------------------------------------------
                        Since Inception        7.88%
                        ------------------------------------------

                        Top Five Common Stock Holdings/2/
                        Bank of America Corporation  3.0%
                        ---------------------------------
                        Exxon Mobil Corporation      3.0%
                        ---------------------------------
                        Citigroup Inc.               2.9%
                        ---------------------------------
                        Altria Group, Inc.           2.0%
                        ---------------------------------
                        McDonalds Corporation        2.0%
                        ---------------------------------

                         Yields/4/

                         A Shares            NAV Offer
                         -----------------------------
                         SEC 30-Day Yield  1.92% 1.81%
                         -----------------------------
                         Distribution Rate 2.13% 2.01%
                         -----------------------------

                         B Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.22%
                         -----------------------------
                         Distribution Rate 1.38%
                         -----------------------------

                         C Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.18%
                         -----------------------------
                         Distribution Rate 1.38%
                         -----------------------------

                         R Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  2.16%
                         -----------------------------
                         Distribution Rate 2.38%
                         -----------------------------

Portfolio Allocation/2/
                                    [CHART]

Portfolio Allocation-As a % of total market value
-------------------------------------------------

Common Stocks                 61.6%
U.S. Government
and Agency Obligations        35.7%
Short-Term Investments         2.7%

           Portfolio Statistics
           Net Assets ($000)                                 $55,249
           ---------------------------------------------------------
           Average Market Capitalization (Common Stocks) $99 Billion
           ---------------------------------------------------------
           Number of Common Stocks                                46
           ---------------------------------------------------------
           Average Duration (Bonds)                             3.92
           ---------------------------------------------------------
           Expense Ratio/3/                                    1.24%
           ---------------------------------------------------------


--------------------------------------------------------------------------------
1Paid December 5, 2005.
2As a percentage of total holdings as of June 30, 2006. Holdings are subject to change.
3Class A shares after credit/reimbursement for the 12 months ended June 30,
 2006.
4Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                            Annual Report  Page 12

  Fund Spotlight as of 6/30/06               Nuveen Balanced Stock and Bond Fund

================================================================================


                  Industries/1/
                  U.S. Treasury Notes                    23.5%
                  --------------------------------------------
                  U.S. Treasury Bonds                    12.2%
                  --------------------------------------------
                  Oil, Gas, & Consumable Fuels            6.8%
                  --------------------------------------------
                  Diversified Financial Services          5.6%
                  --------------------------------------------
                  Commercial Banks                        4.8%
                  --------------------------------------------
                  Insurance                               3.7%
                  --------------------------------------------
                  Diversified Telecommunication Services  3.5%
                  --------------------------------------------
                  Pharmaceuticals                         3.4%
                  --------------------------------------------
                  Electric Utilities                      3.1%
                  --------------------------------------------
                  Road & Rail                             3.0%
                  --------------------------------------------
                  Computers & Peripherals                 2.9%
                  --------------------------------------------
                  Hotels, Restaurants & Leisure           2.1%
                  --------------------------------------------
                  Tobacco                                 2.0%
                  --------------------------------------------
                  Health Care Equipment & Supplies        2.0%
                  --------------------------------------------
                  Industrial Conglomerates                1.9%
                  --------------------------------------------
                  Beverages                               1.7%
                  --------------------------------------------
                  Short-Term Investments                  2.7%
                  --------------------------------------------
                  Other                                  15.1%
                  --------------------------------------------

1As a percentage of total holdings as of June 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/06) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/06)    $1,033.00 $1,029.10 $1,029.10 $1,034.30   $1,018.70 $1,014.98 $1,014.98 $1,019.93
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.20 $    9.96 $    9.96 $    4.94   $    6.16 $    9.89 $    9.89 $    4.91
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.23%, 1.98%, 1.98% and .98% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 13

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND
June 30, 2006

 Shares Description                                                            Value
------------------------------------------------------------------------------------
        COMMON STOCKS - 96.0%

        Aerospace & Defense - 2.4%

312,750 Honeywell International Inc.                                 $    12,603,825
------------------------------------------------------------------------------------
        Beverages - 2.6%

224,250 PepsiCo, Inc.                                                     13,463,970
------------------------------------------------------------------------------------
        Building Products - 1.2%

 68,150 Textron Inc.                                                       6,282,067
------------------------------------------------------------------------------------
        Capital Markets - 1.9%

 65,425 Goldman Sachs Group, Inc.                                          9,841,883
------------------------------------------------------------------------------------
        Commercial Banks - 7.5%

499,850 Bank of America Corporation                                       24,042,784

220,550 Wells Fargo & Company                                             14,794,494
------------------------------------------------------------------------------------
        Total Commercial Banks                                            38,837,278
        ---------------------------------------------------------------------------
        Communications Equipment - 1.9%

490,050 Motorola, Inc.                                                     9,874,508
------------------------------------------------------------------------------------
        Computers & Peripherals - 4.6%

403,600 EMC Corporation, (1)                                               4,427,492

248,400 Hewlett-Packard Company                                            7,869,312

150,700 International Business Machines Corporation (IBM)                 11,576,774
------------------------------------------------------------------------------------
        Total Computers & Peripherals                                     23,873,578
        ---------------------------------------------------------------------------
        Consumer Finance - 1.5%

 93,350 Capital One Financial Corporation                                  7,976,758
------------------------------------------------------------------------------------
        Containers & Packaging - 0.9%

123,150 Temple Inland Inc.                                                 5,279,441
------------------------------------------------------------------------------------
        Diversified Financial Services - 8.7%

123,100 CIT Group Inc.                                                     6,436,899

478,961 Citigroup Inc.                                                    23,105,078

371,450 JPMorgan Chase & Co.                                              15,600,900
------------------------------------------------------------------------------------
        Total Diversified Financial Services                              45,142,877
        ---------------------------------------------------------------------------
        Diversified Telecommunication Services - 5.5%

430,600 BellSouth Corporation                                             15,587,720

660,350 Sprint Nextel Corporation                                         13,200,397
------------------------------------------------------------------------------------
        Total Diversified Telecommunication Services                      28,788,117
        ---------------------------------------------------------------------------
        Electric Utilities - 4.8%

186,100 Entergy Corporation                                               13,166,575

205,550 Exelon Corporation                                                11,681,407
------------------------------------------------------------------------------------
        Total Electric Utilities                                          24,847,982
        ---------------------------------------------------------------------------
        Energy Equipment & Services - 2.4%

108,250 Halliburton Company                                                8,033,232

 68,250 National-Oilwell Varco Inc., (1)                                   4,321,590
------------------------------------------------------------------------------------
        Total Energy Equipment & Services                                 12,354,822
        ---------------------------------------------------------------------------
        Food & Staples Retailing - 2.4%

264,200 Wal-Mart Stores, Inc.                                             12,726,514
------------------------------------------------------------------------------------

----
14

 Shares Description                                                            Value
------------------------------------------------------------------------------------
        Health Care Equipment & Supplies - 3.1%

377,950 Baxter International Inc.                                    $    13,893,442

124,850 Boston Scientific Corporation, (1)                                 2,102,474
------------------------------------------------------------------------------------
        Total Health Care Equipment & Supplies                            15,995,916
        ---------------------------------------------------------------------------
        Hotels, Restaurants & Leisure - 3.3%

 24,950 Carnival Corporation                                               1,041,413

482,950 McDonald's Corporation                                            16,227,119
------------------------------------------------------------------------------------
        Total Hotels, Restaurants & Leisure                               17,268,532
        ---------------------------------------------------------------------------
        Industrial Conglomerates - 3.0%

474,200 General Electric Company                                          15,629,632
------------------------------------------------------------------------------------
        Insurance - 5.8%

213,350 American International Group, Inc.                                12,598,318

211,444 Aon Corporation                                                    7,362,480

232,550 St. Paul Travelers Companies, Inc.                                10,367,079
------------------------------------------------------------------------------------
        Total Insurance                                                   30,327,877
        ---------------------------------------------------------------------------
        Machinery - 1.5%

104,400 Caterpillar Inc.                                                   7,775,712
------------------------------------------------------------------------------------
        Metals & Mining - 1.4%

102,450 United States Steel Corporation                                    7,183,794
------------------------------------------------------------------------------------
        Multi-Utilities - 2.4%

165,250 Dominion Resources, Inc.                                          12,359,048
------------------------------------------------------------------------------------
        Oil, Gas, & Consumable Fuels - 10.6%

172,400 Amerada Hess Corporation                                           9,111,340

400,400 Exxon Mobil Corporation                                           24,564,539

141,075 Marathon Oil Corporation                                          11,751,548

 94,500 Occidental Petroleum Corporation                                   9,690,975
------------------------------------------------------------------------------------
        Total Oil, Gas, & Consumable Fuels                                55,118,402
        ---------------------------------------------------------------------------
        Paper & Forest Products - 1.6%

250,700 International Paper Company                                        8,097,610
------------------------------------------------------------------------------------
        Pharmaceuticals - 5.3%

342,150 Abbott Laboratories                                               14,921,162

239,100 Norvatis AG, ADR                                                  12,892,272
------------------------------------------------------------------------------------
        Total Pharmaceuticals                                             27,813,434
        ---------------------------------------------------------------------------
        Road & Rail - 4.7%

111,200 CSX Corporation                                                    7,832,928

152,900 Norfolk Southern Corporation                                       8,137,338

 89,700 Union Pacific Corporation                                          8,338,512
------------------------------------------------------------------------------------
        Total Road & Rail                                                 24,308,778
        ---------------------------------------------------------------------------
        Semiconductors & Equipment - 0.8%

156,000 Freescale Semiconductor, Inc., Class B, (1)                        4,586,400
------------------------------------------------------------------------------------
        Textiles Apparel & Luxury Goods - 1.1%

 72,250 Nike Inc., Class B                                                 5,852,250
------------------------------------------------------------------------------------
        Tobacco - 3.1%

223,300 Altria Group, Inc.                                                16,396,918
------------------------------------------------------------------------------------
        Total Common Stocks (cost $407,327,145)                          500,607,923
        ---------------------------------------------------------------------------


----
15

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND (continued)
June 30, 2006

   Principal
Amount (000) Description                                                  Coupon Maturity           Value
---------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 3.7%

  $   19,498 Repurchase Agreement with State Street Bank, dated 6/30/06,  4.130%  7/03/06 $    19,498,361
              repurchase price $19,505,072, collateralized by
              $14,700,000 U.S. Treasury Bonds, 9.875%, due 11/15/15,
              value $19,893,231
---------------------------------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $19,498,361)                                   19,498,361
             -------------------------------------------------------------------------------------------
             Total Investments (cost $426,825,506) - 99.7%                                    520,106,284
             -------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.3%                                               1,703,935
             -------------------------------------------------------------------------------------------
             Net Assets - 100%                                                            $   521,810,219
             -------------------------------------------------------------------------------------------

            (1) Non-income producing.
            ADR American Depositary Receipt.

                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND
June 30, 2006

Shares Description                                                           Value
----------------------------------------------------------------------------------
       COMMON STOCKS - 38.8%

       Aerospace & Defense - 1.0%

18,950 Honeywell International Inc.                                 $      763,685
----------------------------------------------------------------------------------
       Beverages - 1.0%

13,550 PepsiCo, Inc.                                                       813,542
----------------------------------------------------------------------------------
       Building Products - 0.5%

 4,150 Textron Inc.                                                        382,547
----------------------------------------------------------------------------------
       Capital Markets - 0.7%

 3,850 Goldman Sachs Group, Inc.                                           579,156
----------------------------------------------------------------------------------
       Commercial Banks - 3.0%

30,600 Bank of America Corporation                                       1,471,859

13,350 Wells Fargo & Company                                               895,518
----------------------------------------------------------------------------------
       Total Commercial Banks                                            2,367,377
       --------------------------------------------------------------------------
       Communications Equipment - 0.8%

29,500 Motorola, Inc.                                                      594,425
----------------------------------------------------------------------------------
       Computers & Peripherals - 1.9%

24,600 EMC Corporation, (1)                                                269,862

15,100 Hewlett-Packard Company                                             478,368

 9,150 International Business Machines Corporation (IBM)                   702,903
----------------------------------------------------------------------------------
       Total Computers & Peripherals                                     1,451,133
       --------------------------------------------------------------------------
       Consumer Finance - 0.6%

 5,650 Capital One Financial Corporation                                   482,793
----------------------------------------------------------------------------------
       Containers & Packaging - 0.3%

 7,500 Temple Inland Inc.                                                  321,525
----------------------------------------------------------------------------------
       Diversified Financial Services - 3.5%

 7,450 CIT Group Inc.                                                      389,561

29,010 Citigroup Inc.                                                    1,399,442

22,450 JPMorgan Chase & Co.                                                942,900
----------------------------------------------------------------------------------
       Total Diversified Financial Services                              2,731,903
       --------------------------------------------------------------------------
       Diversified Telecommunication Services - 2.2%

26,050 BellSouth Corporation                                               943,010

39,700 Sprint Nextel Corporation                                           793,603
----------------------------------------------------------------------------------
       Total Diversified Telecommunication Services                      1,736,613
       --------------------------------------------------------------------------
       Electric Utilities - 1.9%

11,350 Entergy Corporation                                                 803,013

12,400 Exelon Corporation                                                  704,692
----------------------------------------------------------------------------------
       Total Electric Utilities                                          1,507,705
       --------------------------------------------------------------------------
       Energy Equipment & Services - 1.0%

 6,650 Halliburton Company                                                 493,496

 4,150 National-Oilwell Varco Inc., (1)                                    262,778
----------------------------------------------------------------------------------
       Total Energy Equipment & Services                                   756,274
       --------------------------------------------------------------------------
       Food & Staples Retailing - 1.0%

16,000 Wal-Mart Stores, Inc.                                               770,720
----------------------------------------------------------------------------------

----
17

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2006

Shares Description                                                           Value
----------------------------------------------------------------------------------
       Health Care Equipment & Supplies - 1.2%

22,850 Baxter International Inc.                                    $      839,966

 7,450 Boston Scientific Corporation, (1)                                  125,458
----------------------------------------------------------------------------------
       Total Health Care Equipment & Supplies                              965,424
       --------------------------------------------------------------------------
       Hotels, Restaurants & Leisure - 1.3%

 1,600 Carnival Corporation                                                 66,784

28,500 McDonald's Corporation                                              957,600
----------------------------------------------------------------------------------
       Total Hotels, Restaurants & Leisure                               1,024,384
       --------------------------------------------------------------------------
       Industrial Conglomerates - 1.2%

28,550 General Electric Company                                            941,008
----------------------------------------------------------------------------------
       Insurance - 2.4%

13,050 American International Group, Inc.                                  770,603

12,800 Aon Corporation                                                     445,696

14,100 St. Paul Travelers Companies, Inc.                                  628,578
----------------------------------------------------------------------------------
       Total Insurance                                                   1,844,877
       --------------------------------------------------------------------------
       Machinery - 0.6%

 6,300 Caterpillar Inc.                                                    469,224
----------------------------------------------------------------------------------
       Metals & Mining - 0.6%

 6,150 United States Steel Corporation                                     431,238
----------------------------------------------------------------------------------
       Multi-Utilities - 1.0%

10,000 Dominion Resources, Inc.                                            747,900
----------------------------------------------------------------------------------
       Oil, Gas, & Consumable Fuels - 4.3%

10,550 Amerada Hess Corporation                                            557,568

24,250 Exxon Mobil Corporation                                           1,487,737

 8,491 Marathon Oil Corporation                                            707,300

 5,700 Occidental Petroleum Corporation                                    584,535
----------------------------------------------------------------------------------
       Total Oil, Gas, & Consumable Fuels                                3,337,140
       --------------------------------------------------------------------------
       Paper & Forest Products - 0.6%

15,300 International Paper Company                                         494,190
----------------------------------------------------------------------------------
       Pharmaceuticals - 2.2%

20,700 Abbott Laboratories                                                 902,727

14,500 Norvatis AG, ADR                                                    781,840
----------------------------------------------------------------------------------
       Total Pharmaceuticals                                             1,684,567
       --------------------------------------------------------------------------
       Road & Rail - 1.9%

 6,650 CSX Corporation                                                     468,426

 9,300 Norfolk Southern Corporation                                        494,946

 5,450 Union Pacific Corporation                                           506,632
----------------------------------------------------------------------------------
       Total Road & Rail                                                 1,470,004
       --------------------------------------------------------------------------
       Semiconductors & Equipment - 0.3%

 9,450 Freescale Semiconductor, Inc., Class B, (1)                         277,830
----------------------------------------------------------------------------------
       Textiles Apparel & Luxury Goods - 0.5%

 4,350 Nike Inc., Class B                                                  352,350
----------------------------------------------------------------------------------
       Tobacco - 1.3%

13,550 Altria Group, Inc.                                                  994,977
----------------------------------------------------------------------------------
       Total Common Stocks (cost $24,399,620)                           30,294,511
       --------------------------------------------------------------------------

----
18

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (2) Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 57.7%

             California - 6.6%

  $    1,000 Alameda Corridor Transportation Authority, California,       10/17 at 100.00         AAA     $      759,030
              Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
              10/01/25 - AMBAC Insured

         500 Calleguas-Las Virgenes Public Finance Authority,              7/13 at 100.00         AAA            530,820
              California, Water Revenue Bonds, Calleguas Municipal Water
              District, Series 2003B, 5.250%, 7/01/19 - MBIA Insured

         735 Northern California Power Agency, Revenue Bonds, Geothermal     No Opt. Call        BBB+            745,944
              Project 3, Series 1993, 5.650%, 7/01/07

         250 Orange County, California, Refunding Recovery Bonds, Series     No Opt. Call         AAA            269,638
              1995A, 6.000%, 6/01/10 - MBIA Insured (ETM)

       1,495 Palmdale Civic Authority, California, Revenue Refinancing     7/07 at 102.00         AAA          1,544,648
              Bonds, Civic Center Project, Series 1997A, 5.375%,
              7/01/12 - MBIA Insured

       1,000 San Diego County, California, Certificates of                 9/09 at 101.00        Baa3 (4)      1,055,920
              Participation, Burnham Institute, Series 1999,
              5.700%, 9/01/11 (Pre-refunded 9/01/09)

         250 San Diego County, California, Certificates of                 9/15 at 102.00        Baa3            245,643
              Participation, Burnham Institute, Series 2006,
              5.000%, 9/01/34
------------------------------------------------------------------------------------------------------------------------
       5,230 Total California                                                                                  5,151,643
------------------------------------------------------------------------------------------------------------------------
             Colorado - 6.5%

         750 Colorado Health Facilities Authority, Revenue Bonds,         12/16 at 100.00          AA            762,465
              Longmont United Hospital, Series 2006B,
              5.000%, 12/01/23 - RAAI Insured

         250 Colorado Health Facilities Authority, Revenue Bonds, Vail     1/15 at 100.00        BBB+            255,132
              Valley Medical Center, Series 2004, 5.000%, 1/15/17

       1,000 Denver City and County, Colorado, Airport Special             1/09 at 101.00         AAA          1,048,680
              Facilities Revenue Bonds, Rental Car Projects, Series
              1999A, 6.000%, 1/01/13 - MBIA Insured (Alternative Minimum
              Tax)

       1,000 Denver City and County, Colorado, Airport System Revenue     11/06 at 102.00         AAA          1,025,380
              Bonds, Series 1996B, 5.625%, 11/15/08 -  MBIA Insured
              (Alternative Minimum Tax)

       2,000 E-470 Public Highway Authority, Colorado, Toll Revenue          No Opt. Call         AAA            400,940
              Bonds, Series 2004B, 0.000%, 3/01/36  - MBIA Insured

       2,000 Metropolitan Football Stadium District, Colorado, Sales Tax     No Opt. Call         AAA          1,591,099
              Revenue Bonds, Series 1999A, 0.000%, 1/01/12 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------
       7,000 Total Colorado                                                                                    5,083,696
------------------------------------------------------------------------------------------------------------------------
             Connecticut - 1.3%

         785 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00        BBB+            791,178
              Revenue Refunding Healthcare Bonds, Elim Park Baptist Home
              Inc., Series 1998A, 4.875%, 12/01/07

         185 Connecticut Health and Educational Facilities Authority,        No Opt. Call         BB+            185,268
              Revenue Bonds, Hospital for Special Care, Series 1997B,
              5.125%, 7/01/07
------------------------------------------------------------------------------------------------------------------------
         970 Total Connecticut                                                                                   976,446
------------------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.5%

         255 District of Columbia, General Obligation Refunding Bonds,       No Opt. Call         AAA            277,876
              Series 1994A-1, 6.500%, 6/01/10  - MBIA Insured

         130 Washington Convention Center Authority, District of          10/08 at 101.00         AAA            132,977
              Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
              1998, 5.000%, 10/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------
         385 Total District Of Columbia                                                                          410,853
------------------------------------------------------------------------------------------------------------------------
             Idaho - 0.3%

         205 Idaho Housing and Finance Association, Single Family          1/07 at 102.00         Aa3            208,276
              Mortgage Bonds, Series 1997D, 5.950%, 7/01/09 (Alternative
              Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
             Illinois - 4.6%

         980 Bolingbrook, Will and DuPage Counties, Illinois,                No Opt. Call         AAA          1,050,903
              Residential Mortgage Revenue Bonds, Series 1979, 7.500%,
              8/01/10 - FGIC Insured (ETM)

----
19

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (2) Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------
             Illinois (continued)

             Chicago Board of Education, Illinois, Unlimited Tax General
             Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
  $    1,735  0.000%, 12/01/24 - FGIC Insured                                No Opt. Call         AAA     $      699,882
       2,205  0.000%, 12/01/29 - FGIC Insured                                No Opt. Call         AAA            682,602

          65 Chicago, Illinois, General Obligation Refunding Bonds,        1/08 at 100.00         AAA             65,669
              Series 1996B, 5.125%, 1/01/25 - FGIC Insured
             Illinois Development Finance Authority, Economic
             Development Revenue Bonds, Latin School of Chicago, Series
             1998:
         270  5.200%, 8/01/11 (Pre-refunded 8/01/08)                       8/08 at 100.00        Baa2 (4)        276,369
         200  5.250%, 8/01/12 (Pre-refunded 8/01/08)                       8/08 at 100.00        Baa2 (4)        204,916
         580  5.300%, 8/01/13 (Pre-refunded 8/01/08)                       8/08 at 100.00        Baa2 (4)        594,831
------------------------------------------------------------------------------------------------------------------------
       6,035 Total Illinois                                                                                    3,575,172
------------------------------------------------------------------------------------------------------------------------
             Indiana - 1.1%
         860 St. Joseph County Hospital Authority, Indiana, Revenue        2/08 at 101.00         AAA            831,044
              Bonds, Memorial Health System, Series 1998A, 4.625%,
              8/15/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------
             Louisiana - 0.5%
         340 Louisiana Public Facilities Authority, Revenue Bonds, Baton   7/14 at 100.00         AAA            353,617
              Rouge General Hospital, Series 2004,
              5.250%, 7/01/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------
             Maine - 0.3%
         255 Winslow, Maine, General Obligation Tax Increment Financing    3/07 at 102.00         AAA            262,941
              Bonds, Crowe Rope Industries, Series 1997A, 6.000%,
              3/01/11 - MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
             Massachusetts - 1.9%
         885 Massachusetts Development Finance Agency, Resource Recovery  12/08 at 102.00         BBB            905,983
              Revenue Bonds, Ogden Haverhill Associates, Series 1998B,
              5.200%, 12/01/13 (Alternative Minimum Tax)
         590 Massachusetts Turnpike Authority, Western Turnpike Revenue    7/06 at 100.00         AAA            613,252
              Bonds, Series 1997A, 5.550%, 1/01/17 -  MBIA Insured
------------------------------------------------------------------------------------------------------------------------
       1,475 Total Massachusetts                                                                               1,519,235
------------------------------------------------------------------------------------------------------------------------
             Michigan - 0.7%
         540 Michigan State Hospital Finance Authority, Hospital Revenue   8/08 at 101.00         BB-            523,422
              Bonds, Detroit Medical Center Obligated Group, Series
              1998A, 5.000%, 8/15/13
------------------------------------------------------------------------------------------------------------------------
             Minnesota - 0.7%

         500 Minnesota, General Obligation Bonds, Series 1998, 5.000%,    11/08 at 100.00         AAA            509,565
              11/01/17
------------------------------------------------------------------------------------------------------------------------
             Mississippi - 1.3%
         500 Jones County, Mississippi, Hospital Revenue Bonds, South     12/07 at 100.00        BBB+            506,220
              Central Regional Medical Center, Series 1997, 5.400%,
              12/01/11
         500 Mississippi Development Bank, Revenue Bonds, Mississippi      3/16 at 100.00         AAA            513,275
              Municipal Energy Agency, Mississippi Power, Series 2006A,
              5.000%, 3/01/21 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------
       1,000 Total Mississippi                                                                                 1,019,495
------------------------------------------------------------------------------------------------------------------------
             Missouri - 1.1%
       1,000 Kansas City Municipal Assistance Corporation, Missouri,         No Opt. Call         AAA            353,100
              Leasehold Revenue Bonds, Series 2004B-1, 0.000%,
              4/15/27 - AMBAC Insured
         500 Missouri Joint Municipal Electric Utility Commission, Plum    1/16 at 100.00         AAA            518,960
              Point Project, Revenue Bonds, Series 2006, 5.000%,
              1/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------
       1,500 Total Missouri                                                                                      872,060
------------------------------------------------------------------------------------------------------------------------
             Nevada - 0.7%
         480 Clark County, Nevada, Motor Vehicle Fuel Tax Highway          7/13 at 100.00         AAA            504,173
              Improvement Revenue Bonds, Series 2003, 5.125%,
              7/01/17 - AMBAC Insured
          30 Nevada Housing Division, Single Family Mortgage Bonds,        4/07 at 102.00         Aa3             30,105
              Mezzanine Series 1997B-1, 6.000%, 4/01/15 (Alternative
              Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
         510 Total Nevada                                                                                        534,278
------------------------------------------------------------------------------------------------------------------------

----
20

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (2) Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.9%

  $    1,050 New Hampshire Higher Educational and Health Facilities        1/07 at 102.00        BBB-     $    1,078,928
              Authority, Revenue Bonds, New Hampshire College, Series
              1997, 6.200%, 1/01/12

         400 New Hampshire Higher Educational and Health Facilities        1/07 at 102.00        BBB- (4)        412,656
              Authority, Revenue Bonds, New Hampshire College, Series
              1997, 6.200%, 1/01/12 (Pre-refunded 1/01/07)
------------------------------------------------------------------------------------------------------------------------
       1,450 Total New Hampshire                                                                               1,491,584
------------------------------------------------------------------------------------------------------------------------
             New Jersey - 1.1%

         500 New Jersey Transportation Trust Fund Authority,                 No Opt. Call         AAA            539,320
              Transportation System Bonds, Series 2006A,
              5.250%, 12/15/22 - FSA Insured

         275 Tobacco Settlement Financing Corporation, New Jersey,         6/12 at 100.00         BBB            287,089
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              5.750%, 6/01/32
------------------------------------------------------------------------------------------------------------------------
         775 Total New Jersey                                                                                    826,409
------------------------------------------------------------------------------------------------------------------------
             New York - 7.8%

       1,000 City University of New York, Certificates of Participation      No Opt. Call         AA-          1,002,640
              Refunding, John Jay College of Criminal Justice, Series
              1995A, 6.000%, 8/15/06

         500 Dormitory Authority of the State of New York, FHA-Insured     2/15 at 100.00         AAA            519,245
              Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
              5.000%, 2/01/19 - FGIC Insured

         125 New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50          A+            127,595
              Series 1997D, 5.875%, 11/01/11

           5 New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50          A+ (4)          5,110
              Series 1997D, 5.875%, 11/01/11 (Pre-refunded 11/01/06)

         360 New York City, New York, General Obligation Bonds, Fiscal     4/07 at 101.00          A+ (4)        369,853
              Series 1997I, 6.000%, 4/15/09 (Pre-refunded 4/15/07)

         700 New York City, New York, General Obligation Bonds, Fiscal     8/07 at 101.00          A+            716,954
              Series 1998D, 5.500%, 8/01/10

         300 New York City, New York, General Obligation Bonds, Fiscal     8/07 at 101.00          A+ (4)        308,511
              Series 1998D, 5.500%, 8/01/10 (Pre-refunded 8/01/07)

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003B-1C:
       1,000  5.500%, 6/01/15                                              6/10 at 100.00         AA-          1,045,570
         500  5.500%, 6/01/16                                              6/11 at 100.00         AA-            528,030

       1,430 New York State Urban Development Corporation, Service           No Opt. Call         AAA          1,457,256
              Contract Revenue Bonds, Youth Facilities, Series 1997,
              6.500%, 4/01/07
------------------------------------------------------------------------------------------------------------------------
       5,920 Total New York                                                                                    6,080,764
------------------------------------------------------------------------------------------------------------------------
             North Carolina - 1.8%

         205 North Carolina Eastern Municipal Power Agency, Power System   1/08 at 101.00         AAA            210,761
              Revenue Refunding Bonds, Series 1997A, 5.375%,
              1/01/24 - MBIA Insured

       1,065 North Carolina Municipal Power Agency 1, Catawba Electric       No Opt. Call         AAA          1,198,785
              Revenue Bonds, Series 1980, 10.500%, 1/01/10 (ETM)
------------------------------------------------------------------------------------------------------------------------
       1,270 Total North Carolina                                                                              1,409,546
------------------------------------------------------------------------------------------------------------------------
             Ohio - 1.3%

       1,000 Lorain County, Ohio, Healthcare Facilities Revenue            2/08 at 101.00         BBB          1,012,840
              Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%,
              2/01/12
------------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.9%

         470 Edmond Public Works Authority, Oklahoma, Utility System       7/09 at 100.00         AAA            492,776
              Revenue Refunding Bonds, Series 1999, 5.600%, 7/01/19
              (Pre-refunded 7/01/09) - AMBAC Insured

       1,000 Oklahoma State Industries Authority, Health System Revenue      No Opt. Call         AAA          1,023,120
              Refunding Bonds, Baptist Medical Center, Series 1995D,
              6.000%, 8/15/07 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------
       1,470 Total Oklahoma                                                                                    1,515,896
------------------------------------------------------------------------------------------------------------------------


----
21

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (2) Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------
             Oregon - 0.6%

  $      470 Oregon Housing and Community Services Department, Single      1/14 at 100.00         Aa2     $      482,267
              Family Mortgage Revenue Bonds, Series 2004H, 5.125%,
              1/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
             Rhode Island - 1.0%

         760 Providence, Rhode Island, General Obligation Bonds, Series    7/07 at 101.00         AAA            784,548
              1997A, 6.000%, 7/15/09 (Pre-refunded 7/15/07) - FSA Insured
------------------------------------------------------------------------------------------------------------------------
             South Carolina - 3.5%

         250 Dorchester County School District 2, South Carolina,         12/14 at 100.00           A            260,465
              Installment Purchase Revenue Bonds, Growth, Series 2004,
              5.250%, 12/01/20

       1,000 Greenville County School District, South Carolina,           12/12 at 101.00         AA- (4)      1,108,340
              Installment Purchase Revenue Bonds, Series 2002, 5.875%,
              12/01/19 (Pre-refunded 12/01/12)

         500 Medical University Hospital Authority, South Carolina,        8/14 at 100.00         AAA            524,735
              FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
              8/15/20 - MBIA Insured

         775 Tobacco Settlement Revenue Management Authority, South        5/11 at 101.00         BBB            812,572
              Carolina, Tobacco Settlement Asset-Backed Bonds, Series
              2001B, 6.000%, 5/15/22
------------------------------------------------------------------------------------------------------------------------
       2,525 Total South Carolina                                                                              2,706,112
------------------------------------------------------------------------------------------------------------------------
             Texas - 4.3%

       2,000 Abilene Higher Education Authority, Inc., Texas, Student     11/08 at 100.00         Aa3          2,013,258
              Loan Revenue Bonds, Subordinate Series 1998B, 5.050%,
              7/01/13 (Alternative Minimum Tax)

         500 Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax      12/11 at 100.00         AAA            505,295
              Revenue Bonds, Series 2001, 5.000%, 12/01/31 -  AMBAC
              Insured

       1,000 Harris County-Houston Sports Authority, Texas, Junior Lien      No Opt. Call         AAA            291,760
              Revenue Bonds, Series 2001H, 0.000%, 11/15/30 - MBIA
              Insured

         630 Houston, Texas, Hotel Occupancy Tax and Special Revenue         No Opt. Call         AAA            187,400
              Bonds, Convention and Entertainment Project, Series 2001B,
              0.000%, 9/01/30 - AMBAC Insured

         250 San Antonio, Texas, Airport System Improvement Revenue        7/06 at 101.00         AAA            252,775
              Bonds, Series 1996, 5.700%, 7/01/09 - FGIC Insured
              (Alternative Minimum Tax)

          65 Texas Department of Housing, Single Family Mortgage Revenue   9/06 at 102.00         AAA             66,498
              Bonds, Series 1996E, 5.750%, 3/01/10 (Pre-refunded
              9/01/06) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------
       4,445 Total Texas                                                                                       3,316,986
------------------------------------------------------------------------------------------------------------------------
             Utah - 0.3%

         200 Utah State Board of Regents, Student Loan Revenue Bonds,     11/06 at 101.00         AAA            204,138
              Series 1995N, 6.000%, 5/01/08  - AMBAC Insured
              (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
             Virginia - 0.3%

         250 Fairfax County Industrial Development Authority, Virginia,    2/08 at 101.00         AA+            251,420
              Healthcare Revenue Refunding Bonds, Inova Health System,
              Series 1998A, 5.000%, 8/15/25
------------------------------------------------------------------------------------------------------------------------
             Washington - 2.5%

         750 Central Puget Sound Regional Transit Authority, Washington,   2/09 at 101.00         AAA            739,508
              Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999,
              4.750%, 2/01/28 - FGIC Insured

         465 Cowlitz County Public Utilities District 1, Washington,       9/14 at 100.00         AAA            476,723
              Electric Production Revenue Bonds, Series 2004, 5.000%,
              9/01/22 - FGIC Insured

         700 Washington State Tobacco Settlement Authority, Tobacco        6/13 at 100.00         BBB            761,390
              Settlement Asset-Backed Revenue Bonds, Series 2002,
              6.500%, 6/01/26
------------------------------------------------------------------------------------------------------------------------
       1,915 Total Washington                                                                                  1,977,621
------------------------------------------------------------------------------------------------------------------------
             West Virginia - 0.6%

         500 West Virginia Hospital Finance Authority, Revenue Bonds,      6/16 at 100.00         AAA            481,190
              United Hospital Center Inc. Project, Series 2006A, 4.500%,
              6/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------

----
22

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (2) Ratings (3)          Value
-------------------------------------------------------------------------------------------------------------------
             Wisconsin - 0.7%

  $      520 Badger Tobacco Asset Securitization Corporation, Wisconsin,  6/12 at 100.00         BBB $      555,261
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              6.375%, 6/01/32
-------------------------------------------------------------------------------------------------------------------
  $   50,275 Total Municipal Bonds (cost $44,184,057)                                                    44,928,325
-------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $68,583,677) - 96.5%                                                75,222,836
             -----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 3.5%                                                         2,704,994
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                       $   77,927,830
             -----------------------------------------------------------------------------------------------------

            (1) Non-income producing.
            (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
            (4) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
          (ETM) Escrowed to maturity.
            ADR American Depositary Receipt.

                                See accompanying notes to financial statements.

----
23

Portfolio of Investments
NUVEEN BALANCED STOCK AND BOND FUND
June 30, 2006

Shares Description                                                           Value
----------------------------------------------------------------------------------
       COMMON STOCKS - 61.4%

       Aerospace & Defense - 1.6%

21,300 Honeywell International Inc.                                 $      858,390
----------------------------------------------------------------------------------
       Beverages - 1.7%

15,300 PepsiCo, Inc.                                                       918,612
----------------------------------------------------------------------------------
       Building Products - 0.8%

 4,650 Textron Inc.                                                        428,637
----------------------------------------------------------------------------------
       Capital Markets - 1.2%

 4,400 Goldman Sachs Group, Inc.                                           661,892
----------------------------------------------------------------------------------
       Commercial Banks - 4.8%

34,450 Bank of America Corporation                                       1,657,045

15,000 Wells Fargo & Company                                             1,006,200
----------------------------------------------------------------------------------
       Total Commercial Banks                                            2,663,245
       --------------------------------------------------------------------------
       Communications Equipment - 1.2%

33,150 Motorola, Inc.                                                      667,973
----------------------------------------------------------------------------------
       Computers & Peripherals - 2.9%

26,900 EMC Corporation, (1)                                                295,093

16,900 Hewlett-Packard Company                                             535,392

10,250 International Business Machines Corporation (IBM)                   787,405
----------------------------------------------------------------------------------
       Total Computers & Peripherals                                     1,617,890
       --------------------------------------------------------------------------
       Consumer Finance - 1.0%

 6,400 Capital One Financial Corporation                                   546,880
----------------------------------------------------------------------------------
       Containers & Packaging - 0.6%

 8,300 Temple Inland Inc.                                                  355,821
----------------------------------------------------------------------------------
       Diversified Financial Services - 5.6%

 8,300 CIT Group Inc.                                                      434,007

32,574 Citigroup Inc.                                                    1,571,370

25,300 JPMorgan Chase & Co.                                              1,062,600
----------------------------------------------------------------------------------
       Total Diversified Financial Services                              3,067,977
       --------------------------------------------------------------------------
       Diversified Telecommunication Services - 3.5%

28,850 BellSouth Corporation                                             1,044,370

44,500 Sprint Nextel Corporation                                           889,555
----------------------------------------------------------------------------------
       Total Diversified Telecommunication Services                      1,933,925
       --------------------------------------------------------------------------
       Electric Utilities - 3.1%

12,750 Entergy Corporation                                                 902,063

13,900 Exelon Corporation                                                  789,937
----------------------------------------------------------------------------------
       Total Electric Utilities                                          1,692,000
       --------------------------------------------------------------------------
       Energy Equipment & Services - 1.5%

 7,350 Halliburton Company                                                 545,443

 4,550 National-Oilwell Varco Inc., (1)                                    288,106
----------------------------------------------------------------------------------
       Total Energy Equipment & Services                                   833,549
       --------------------------------------------------------------------------
       Food & Staples Retailing - 1.6%

17,900 Wal-Mart Stores, Inc.                                               862,243
----------------------------------------------------------------------------------

----
24

Shares Description                                                           Value
----------------------------------------------------------------------------------
       Health Care Equipment & Supplies - 2.0%

25,700 Baxter International Inc.                                    $      944,732

 8,450 Boston Scientific Corporation, (1)                                  142,298
----------------------------------------------------------------------------------
       Total Health Care Equipment & Supplies                            1,087,030
       --------------------------------------------------------------------------
       Hotels, Restaurants & Leisure - 2.1%

 1,850 Carnival Corporation                                                 77,219

32,000 McDonald's Corporation                                            1,075,200
----------------------------------------------------------------------------------
       Total Hotels, Restaurants & Leisure                               1,152,419
       --------------------------------------------------------------------------
       Industrial Conglomerates - 1.9%

31,750 General Electric Company                                          1,046,480
----------------------------------------------------------------------------------
       Insurance - 3.7%

14,700 American International Group, Inc.                                  868,035

13,399 Aon Corporation                                                     466,553

15,850 St. Paul Travelers Companies, Inc.                                  706,593
----------------------------------------------------------------------------------
       Total Insurance                                                   2,041,181
       --------------------------------------------------------------------------
       Machinery - 1.0%

 7,150 Caterpillar Inc.                                                    532,532
----------------------------------------------------------------------------------
       Metals & Mining - 0.9%

 6,950 United States Steel Corporation                                     487,334
----------------------------------------------------------------------------------
       Multi-Utilities - 1.5%

11,200 Dominion Resources, Inc.                                            837,648
----------------------------------------------------------------------------------
       Oil, Gas, & Consumable Fuels - 6.7%

11,900 Amerada Hess Corporation                                            628,915

26,750 Exxon Mobil Corporation                                           1,641,113

 9,543 Marathon Oil Corporation                                            794,932

 6,450 Occidental Petroleum Corporation                                    661,448
----------------------------------------------------------------------------------
       Total Oil, Gas, & Consumable Fuels                                3,726,408
       --------------------------------------------------------------------------
       Paper & Forest Products - 1.0%

17,250 International Paper Company                                         557,175
----------------------------------------------------------------------------------
       Pharmaceuticals - 3.4%

23,300 Abbott Laboratories                                               1,016,113

16,150 Norvatis AG, ADR                                                    870,808
----------------------------------------------------------------------------------
       Total Pharmaceuticals                                             1,886,921
       --------------------------------------------------------------------------
       Road & Rail - 2.9%

 7,400 CSX Corporation                                                     521,256

10,050 Norfolk Southern Corporation                                        534,861

 6,150 Union Pacific Corporation                                           571,704
----------------------------------------------------------------------------------
       Total Road & Rail                                                 1,627,821
       --------------------------------------------------------------------------
       Semiconductors & Equipment - 0.5%

10,650 Freescale Semiconductor, Inc., Class B, (1)                         313,110
----------------------------------------------------------------------------------
       Textiles Apparel & Luxury Goods - 0.7%

 4,800 Nike Inc., Class B                                                  388,800
----------------------------------------------------------------------------------

----
25

Portfolio of Investments
NUVEEN BALANCED STOCK AND BOND FUND (continued)
June 30, 2006

Shares Description                                                        Value
-------------------------------------------------------------------------------
       Tobacco - 2.0%

15,150 Altria Group, Inc.                                           $ 1,112,465
-------------------------------------------------------------------------------
       Total Common Stocks (cost $27,548,459)                        33,906,358
       -----------------------------------------------------------------------

   Principal
Amount (000) Description                                                  Coupon Maturity          Value
--------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 35.5%

  $    2,375 United States of America Treasury Notes                      7.000%  7/15/06 $    2,376,672

       3,300 United States of America Treasury Notes                      3.125%  1/31/07      3,260,169

       3,825 United States of America Treasury Notes                      4.750% 11/15/08      3,791,981

       3,430 United States of America Treasury Notes                      5.750%  8/15/10      3,515,349

       2,610 United States of America Treasury Bonds                      7.250%  5/15/16      3,022,912

       1,900 United States of America Treasury Bonds                      7.250%  8/15/22      2,292,914

       1,280 United States of America Treasury Bonds                      6.000%  2/15/26      1,386,900
--------------------------------------------------------------------------------------------------------
  $   18,720 Total U.S. Government and Agency Obligations (cost                               19,646,897
              $19,537,887)
--------------------------------------------------------------------------------------------------------
------------
             SHORT-TERM INVESTMENTS - 2.7%
  $    1,502 Repurchase Agreement with State Street Bank, dated 6/30/06,  4.130%  7/03/06      1,501,738
              repurchase price $1,502,255 collateralized by $1,135,000
              U.S. Treasury Bonds, 9.875%, due 11/15/15, value $1,535,974
--------------------------------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $1,501,738)                                    1,501,738
             -------------------------------------------------------------------------------------------
             Total Investments (cost $48,588,084) - 99.6%                                     55,054,993
             -------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.4%                                                194,455
             -------------------------------------------------------------------------------------------
             Net Assets - 100%                                                            $   55,249,448
             -------------------------------------------------------------------------------------------

            (1) Non-income producing.
            ADR American Depositary Receipt.

                                See accompanying notes to financial statements.

----
26

Statement of Assets and Liabilities
June 30, 2006

                                                                Large-Cap    Municipal    Stock and
                                                                    Value    and Stock         Bond
---------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $426,825,506, $68,583,677 and
 $48,588,084, respectively)                                  $520,106,284 $75,222,836  $55,054,993
Cash                                                                   --     723,154           --
Receivables:
 Dividends                                                        452,461      27,064       30,270
 Interest                                                           2,237     749,276      321,956
 Investments sold                                               4,812,097   1,633,944      335,180
 Shares sold                                                       74,221      36,942       52,673
Other assets                                                      151,140      27,747       14,996
---------------------------------------------------------------------------------------------------
   Total assets                                               525,598,440  78,420,963   55,810,068
---------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                          2,424,191     147,845      163,200
 Shares redeemed                                                  526,946     119,933       68,272
Accrued expenses:
 Management fees                                                  349,964      34,698       12,278
 12b-1 distribution and service fees                              135,471      27,353       19,071
 Other                                                            351,649      42,545       27,392
Dividends payable                                                      --     120,759      270,407
---------------------------------------------------------------------------------------------------
   Total liabilities                                            3,788,221     493,133      560,620
---------------------------------------------------------------------------------------------------
Net assets                                                   $521,810,219 $77,927,830  $55,249,448
---------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $440,403,141 $58,064,418  $30,643,516
Shares outstanding                                             16,172,503   2,433,700    1,206,388
Net asset value per share                                    $      27.23 $     23.86  $     25.40
Offering price per share (net asset value per share
 plus maximum sales charge of 5.75% of offering price)       $      28.89 $     25.32  $     26.95
---------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $ 26,994,506 $10,699,698  $ 8,051,429
Shares outstanding                                              1,013,225     422,520      316,988
Net asset value and offering price per share                 $      26.64 $     25.32  $     25.40
---------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $ 28,692,178 $ 7,992,366  $ 7,341,707
Shares outstanding                                              1,078,663     316,018      288,840
Net asset value and offering price per share                 $      26.60 $     25.29  $     25.42
---------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $ 25,720,394 $ 1,171,348  $ 9,212,796
Shares outstanding                                                940,969      50,193      362,712
Net asset value and offering price per share                 $      27.33 $     23.34  $     25.40
---------------------------------------------------------------------------------------------------
Net Assets Consist of:
---------------------------------------------------------------------------------------------------
Capital paid-in                                              $395,318,529 $74,723,149  $46,980,711
Undistributed (Over-distribution of) net investment income      2,067,563     408,145     (222,756)
Accumulated net realized gain (loss) from investments and
 foreign currency transactions                                 31,143,349  (3,842,623)   2,024,584
Net unrealized appreciation (depreciation) of investments
 and foreign currency translation                              93,280,778   6,639,159    6,466,909
---------------------------------------------------------------------------------------------------
Net assets                                                   $521,810,219 $77,927,830  $55,249,448
---------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
27

Statement of Operations
Year Ended June 30, 2006

                                          Large-Cap    Municipal    Stock and
                                              Value    and Stock         Bond
   --------------------------------------------------------------------------
   Investment Income
   Dividends (net of foreign tax
    withheld of $34,115, $2,145 and
    $2,302, respectively)              $10,714,421  $   703,831  $   737,351
   Interest                                427,446    2,326,267    1,103,135
   --------------------------------------------------------------------------
   Total investment income              11,141,867    3,030,098    1,840,486
   --------------------------------------------------------------------------
   Expenses
   Management fees                       4,339,175      595,196      432,401
   12b-1 service fees - Class A          1,096,274      142,029       78,557
   12b-1 distribution and service
    fees - Class B                         364,222      147,419      100,294
   12b-1 distribution and service
    fees - Class C                         297,998       79,142       77,949
   Shareholders' servicing agent fees
    and expenses                           695,122       70,143       69,481
   Custodian's fees and expenses           133,182       66,430       49,225
   Trustees' fees and expenses              11,703        1,732        1,207
   Professional fees                        55,021       14,321       11,650
   Shareholders' reports - printing
    and mailing expenses                   140,614       14,722       13,442
   Federal and state registration fees      33,957       40,923       39,795
   Other expenses                           28,073        5,543        4,453
   --------------------------------------------------------------------------
   Total expenses before custodian
    fee credit and expense
    reimbursement                        7,195,341    1,177,600      878,454
    Custodian fee credit                      (265)     (18,837)        (176)
    Expense reimbursement                       --      (12,598)     (43,075)
   --------------------------------------------------------------------------
   Net expenses                          7,195,076    1,146,165      835,203
   --------------------------------------------------------------------------
   Net investment income                 3,946,791    1,883,933    1,005,283
   --------------------------------------------------------------------------
   Realized and Unrealized Gain (Loss)
   Net realized gain (loss) from
    investments and foreign currency
    transactions                        61,963,102    5,013,199    4,643,595
   Net increase from payments by the
    Adviser for losses realized on
    the disposal of investments
    purchased in violation of
    investment restrictions                     --           --       55,844
   Net change in unrealized
    appreciation (depreciation) of
    investments and foreign currency
    translation                          2,529,520   (1,932,063)  (1,463,090)
   --------------------------------------------------------------------------
   Net realized and unrealized gain
    (loss)                              64,492,622    3,081,136    3,236,349
   --------------------------------------------------------------------------
   Net increase (decrease) in net
    assets from operations             $68,439,413  $ 4,965,069  $ 4,241,632
   --------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
28

Statement of Changes in Net Assets

                                                                                    Large-Cap Value
                                                                              ---------------------------
                                                                                 Year Ended     Year Ended
                                                                                    6/30/06        6/30/05
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  3,946,791  $   6,367,221
Net realized gain (loss) from investments and foreign currency transactions     61,963,102     58,498,613
Net increase from payments by the Adviser for losses realized on the disposal
 of investments purchased in violation of investment restrictions                       --             --
Net change in unrealized appreciation (depreciation) of investments and
 foreign currency translation                                                    2,529,520    (12,622,835)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                           68,439,413     52,242,999
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (3,858,364)    (4,903,179)
  Class B                                                                          (52,997)      (230,958)
  Class C                                                                          (42,413)      (156,848)
  Class R                                                                         (231,877)      (299,082)
From accumulated net realized gains:
  Class A                                                                      (25,404,175)            --
  Class B                                                                       (2,324,281)            --
  Class C                                                                       (1,772,793)            --
  Class R                                                                       (1,181,667)            --
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (34,868,567)    (5,590,067)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                    37,747,482     13,830,734
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                               24,741,918      3,706,927
----------------------------------------------------------------------------------------------------------
                                                                                62,489,400     17,537,661
Cost of shares redeemed                                                        (88,922,290)  (104,265,228)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions             (26,432,890)   (86,727,567)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            7,137,956    (40,074,635)
Net assets at the beginning of year                                            514,672,263    554,746,898
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $521,810,219  $ 514,672,263
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $  2,067,563  $   2,306,170
----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
29

                                                       Municipal and Stock           Stock and Bond
                                                   --------------------------  --------------------------
                                                      Year Ended    Year Ended    Year Ended    Year Ended
                                                         6/30/06       6/30/05       6/30/06       6/30/05
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                              $  1,883,933  $  2,113,691  $  1,005,283  $  1,264,115
Net realized gain (loss) from investments and
 foreign currency transactions                        5,013,199     3,462,086     4,643,595     3,921,853
Net increase from payments by the Adviser for
 losses realized on the disposal of investments
 purchased in violation of investment restrictions           --            --        55,844            --
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currency translation                                (1,932,063)      595,869    (1,463,090)     (264,320)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                           4,965,069     6,171,646     4,241,632     4,921,648
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                             (1,530,698)   (1,607,229)     (653,492)     (808,608)
 Class B                                               (190,777)     (310,936)     (128,206)     (213,933)
 Class C                                               (103,600)     (116,054)     (103,140)     (144,821)
 Class R                                                (33,596)      (25,445)     (206,695)     (284,060)
From accumulated net realized gains:
 Class A                                                     --            --    (2,220,095)           --
 Class B                                                     --            --      (761,016)           --
 Class C                                                     --            --      (550,514)           --
 Class R                                                     --            --      (611,775)           --
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                        (1,858,671)   (2,059,664)   (5,234,933)   (1,451,422)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                         10,692,997     6,647,152     9,533,361     6,940,088
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                 1,364,469     1,403,785     3,643,710       952,452
----------------------------------------------------------------------------------------------------------
                                                     12,057,466     8,050,937    13,177,071     7,892,540
Cost of shares redeemed                             (18,969,859)  (19,271,481)  (18,445,473)  (13,371,775)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                  (6,912,393)  (11,220,544)   (5,268,402)   (5,479,235)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                (3,805,995)   (7,108,562)   (6,261,703)   (2,009,009)
Net assets at the beginning of year                  81,733,825    88,842,387    61,511,151    63,520,160
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                      $ 77,927,830  $ 81,733,825  $ 55,249,448  $ 61,511,151
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of year              $    408,145  $    382,885  $   (222,756) $   (284,755)
----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
30

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Large-Cap Value Fund ("Large-Cap Value"), Nuveen Balanced Municipal and Stock Fund ("Municipal and Stock") and Nuveen Balanced Stock and Bond Fund ("Stock and Bond") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1996.

Large-Cap Value invests primarily in a diversified portfolio of large and mid-cap equities of domestic companies in an attempt to provide capital growth.

Municipal and Stock invests in a mix of equities and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2006, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Taxable net investment income is declared and distributed to shareholders annually for Large-Cap Value and Municipal and Stock, and quarterly for Stock and Bond. Tax-exempt net investment income is declared as a dividend monthly for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid by Municipal and Stock during the fiscal year ended June 30, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.


----
31

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds are authorized to invest in certain derivative financial instruments including futures forward, swap and option contracts and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not invest in any such instruments during the fiscal year ended June 30, 2006.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translation
To the extent that a Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) in the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
32

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      Large-Cap Value
                                                    ---------------------------------------------------
                                                           Year Ended                 Year Ended
                                                             6/30/06                   6/30/05
                                                    ------------------------  -------------------------
                                                         Shares        Amount      Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              635,413  $ 16,943,627     243,277  $   5,930,149
  Class A - automatic conversion of Class B shares     355,884     9,566,550      86,042      2,180,452
  Class B                                               66,228     1,729,560      56,330      1,348,407
  Class C                                              106,547     2,778,209      76,046      1,796,614
  Class R                                              247,984     6,729,536     104,815      2,575,112
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              804,708    21,039,230     128,704      3,221,452
  Class B                                               56,295     1,438,042       5,574        137,228
  Class C                                               35,224       898,356       3,026         74,382
  Class R                                               52,067     1,366,290      10,915        273,865
--------------------------------------------------------------------------------------------------------
                                                     2,360,350    62,489,400     714,729     17,537,661
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (1,902,950)  (51,111,985) (2,719,943)   (66,224,977)
  Class B                                             (550,332)  (14,459,366)   (630,663)   (15,055,074)
  Class B - automatic conversion to Class A shares    (363,475)   (9,566,550)    (87,696)    (2,180,452)
  Class C                                             (289,578)   (7,585,488)   (755,295)   (17,872,917)
  Class R                                             (229,863)   (6,198,901)   (119,097)    (2,931,808)
--------------------------------------------------------------------------------------------------------
                                                    (3,336,198)  (88,922,290) (4,312,694)  (104,265,228)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (975,848) $(26,432,890) (3,597,965) $ (86,727,567)
--------------------------------------------------------------------------------------------------------


----
33

                                                                  Municipal and Stock
                                                    ----------------------------------------------
                                                          Year Ended              Year Ended
                                                            6/30/06                 6/30/05
                                                    ----------------------  ----------------------
                                                       Shares        Amount    Shares        Amount
---------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            243,271  $  5,748,229   193,539  $  4,353,962
  Class A - automatic conversion of Class B shares   147,913     3,513,967    12,433       300,302
  Class B                                             14,020       354,300    36,156       849,414
  Class C                                             23,027       577,227    47,077     1,123,538
  Class R                                             21,682       499,274       892        19,936
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             49,389     1,167,307    50,974     1,149,503
  Class B                                              4,503       112,504     7,037       166,401
  Class C                                              2,698        67,533     3,129        73,982
  Class R                                                740        17,125       628        13,899
---------------------------------------------------------------------------------------------------
                                                     507,243    12,057,466   351,865     8,050,937
---------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (367,338)   (8,698,020) (482,074)  (10,790,186)
  Class B                                           (225,880)   (5,655,645) (265,863)   (6,289,888)
  Class B - automatic conversion to Class A shares  (139,678)   (3,513,967)  (13,102)     (300,302)
  Class C                                            (38,872)     (964,375)  (79,365)   (1,868,691)
  Class R                                             (5,948)     (137,852)     (998)      (22,414)
---------------------------------------------------------------------------------------------------
                                                    (777,716)  (18,969,859) (841,402)  (19,271,481)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                             (270,473) $ (6,912,393) (489,537) $(11,220,544)
---------------------------------------------------------------------------------------------------

                                                                    Stock and Bond
                                                    ----------------------------------------------
                                                          Year Ended              Year Ended
                                                            6/30/06                 6/30/05
                                                    ----------------------  ----------------------
                                                       Shares        Amount    Shares        Amount
---------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            165,498  $  4,281,193    96,409  $  2,437,598
  Class A - automatic conversion of Class B shares    49,777     1,284,510     8,624       223,741
  Class B                                             38,630       993,077    54,370     1,368,646
  Class C                                             51,412     1,311,552    29,622       749,273
  Class R                                             63,847     1,663,029    86,026     2,160,830
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             84,862     2,138,838    21,460       539,563
  Class B                                             19,061       478,808     4,250       106,895
  Class C                                              9,732       244,679     1,858        46,759
  Class R                                             30,987       781,385    10,304       259,235
---------------------------------------------------------------------------------------------------
                                                     513,806    13,177,071   312,923     7,892,540
---------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (297,679)   (7,728,324) (278,940)   (7,046,198)
  Class B                                           (136,424)   (3,515,493) (111,712)   (2,817,908)
  Class B - automatic conversion to Class A shares   (49,817)   (1,284,510)   (8,636)     (223,741)
  Class C                                            (78,316)   (2,026,429)  (76,723)   (1,932,493)
  Class R                                           (146,432)   (3,890,717)  (53,262)   (1,351,435)
---------------------------------------------------------------------------------------------------
                                                    (708,668)  (18,445,473) (529,273)  (13,371,775)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                             (194,862) $ (5,268,402) (216,350) $ (5,479,235)
---------------------------------------------------------------------------------------------------


----
34

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) for the fiscal year ended June 30, 2006, were as follows:

                                              Large-Cap   Municipal   Stock and
                                                  Value   and Stock        Bond
 ------------------------------------------------------------------------------
 Purchases:
   Investment securities                   $421,186,426 $34,741,525 $30,157,759
   U.S. Government and agency obligations            --          --   1,710,522
 Sales and maturities:
   Investment securities                    494,748,926  43,276,461  37,986,159
   U.S. Government and agency obligations            --          --   4,359,164
 ------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on debt securities, if any, timing differences in recognizing taxable market discount, amortization of premium on taxable debt securities, and timing differences in recognizing certain gains and losses on investment transactions.

At June 30, 2006, the cost of investments was as follows:

                                   Large-Cap   Municipal   Stock and
                                       Value   and Stock        Bond
            --------------------------------------------------------
            Cost of investments $429,479,156 $68,715,914 $49,080,569
            --------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2006, were as follows:

                                                             Large-Cap   Municipal   Stock and
                                                                 Value   and Stock        Bond
----------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                            $99,897,466  $7,281,822  $6,923,701
  Depreciation                                             (9,270,338)   (774,900)   (949,277)
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments $90,627,128  $6,506,922  $5,974,424
----------------------------------------------------------------------------------------------

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at June 30, 2006, were as follows:

                                               Large-Cap Municipal  Stock and
                                                   Value and Stock       Bond
   --------------------------------------------------------------------------
   Undistributed net tax-exempt income*      $        --  $285,220 $       --
   Undistributed net ordinary income**        13,564,588   222,708  1,077,125
   Undistributed net long-term capital gains  22,299,972        --  1,487,596
   --------------------------------------------------------------------------

*Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared on June 9, 2006 for Municipal and Stock and June 29, 2006 for Stock and Bond, both of which were paid on July 3, 2006.
**Net ordinary income consists of net taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.


----
35

The tax character of distributions paid during the tax years ended June 30, 2006 and June 30, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                    Large-Cap  Municipal  Stock and
2006                                                    Value  and Stock       Bond
-----------------------------------------------------------------------------------
Distributions from net tax-exempt income          $        -- $1,452,669 $       --
Distributions from net ordinary income**           14,810,640    404,873  1,972,252
Distributions from net long-term capital gains***  20,057,927         --  3,334,108
-----------------------------------------------------------------------------------

                                                Large-Cap  Municipal  Stock and
2005                                                Value  and Stock       Bond
-------------------------------------------------------------------------------
Distributions from net tax-exempt income       $       -- $1,410,386 $       --
Distributions from net ordinary income**        5,590,068    649,299  1,433,366
Distributions from net long-term capital gains         --         --         --
-------------------------------------------------------------------------------

**  Net ordinary income consists of net taxable income derived from dividends,
interest, market discount accretion and net short-term capital gains,     if
any.
*** The Funds designated as a long-term capital gain dividend, pursuant to the
Internal Revenue Code Section 852(b)(3), the amount necessary to     reduce the
earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2006.

At June 30, 2006, Municipal and Stock had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                            Municipal
                                            and Stock
                          ---------------------------
                          Expiration year:
                            2011           $2,806,642
                            2012              882,767
                          ---------------------------
                          Total            $3,689,409
                          ---------------------------


----
36

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                       Large-Cap   Municipal   Stock and
                                           Value   and Stock        Bond
                                      Fund-Level  Fund-Level  Fund-Level
       Average Daily Net Assets         Fee Rate    Fee Rate    Fee Rate
       ------------------------------------------------------------------
       For the first $125 million          .6500%      .5500%      .5500%
       For the next $125 million           .6375       .5375       .5375
       For the next $250 million           .6250       .5250       .5250
       For the next $500 million           .6125       .5125       .5125
       For the next $1 billion             .6000       .5000       .5000
       For net assets over $2 billion      .5750       .4750       .4750
       ------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2006, the complex-level fee rate was .1887%.

       Complex-Level Assets /(1)/                Complex-Level Fee Rate
       -----------------------------------------------------------------
       For the first $55 billion                                  .2000%
       For the next $1 billion                                    .1800
       For the next $1 billion                                    .1600
       For the next $3 billion                                    .1425
       For the next $3 billion                                    .1325
       For the next $3 billion                                    .1250
       For the next $5 billion                                    .1200
       For the next $5 billion                                    .1175
       For the next $15 billion                                   .1150
       For Managed Assets over $91 billion /(2)/                  .1400
       -----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


----
37

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"). ICAP manages the investment portfolios of Large-Cap Value, Stock and Bond, and the equity portion of Municipal and Stock's investment portfolio. ICAP is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of Large-Cap Value, Municipal and Stock, and Stock and Bond through July 31, 2007, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.20%, 1.00%, and 1.00%, respectively, of the average daily net assets. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the fiscal year ended June 30, 2006, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                             Large-Cap Municipal Stock and
                                                 Value and Stock      Bond
      --------------------------------------------------------------------
      Sales charges collected (unaudited)     $188,026   $89,118   $62,713
      Paid to authorized dealers (unaudited)   168,781    78,879    56,184
      --------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2006, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                         Large-Cap Municipal Stock and
                                             Value and Stock      Bond
         -------------------------------------------------------------
         Commission advances (unaudited)   $59,175   $13,444   $16,815
         -------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2006, the Distributor retained such 12b-1 fees as follows:

                                         Large-Cap Municipal Stock and
                                             Value and Stock      Bond
         -------------------------------------------------------------
         12b-1 fees retained (unaudited)  $260,261  $110,365   $75,741
         -------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2006, as follows:

                                      Large-Cap Municipal Stock and
                                          Value and Stock      Bond
            -------------------------------------------------------
            CDSC retained (unaudited)   $45,755   $24,902   $16,952
            -------------------------------------------------------


----
38

In May 2006, ICAP announced that it had entered into a merger agreement with New York Life Investment Holdings LLC ("NYLIM Holdings"), pursuant to which ICAP would become a wholly-owned subsidiary of NYLIM Holdings. The transaction was consummated on June 30, 2006, and after that date, ICAP became Institutional Capital LLC. Pursuant to the Investment Company Act of 1940, the change in ownership of ICAP caused the existing sub-advisory agreements to terminate, requiring shareholders of the Funds to approve new sub-advisory agreements with Institutional Capital LLC. A special shareholder meeting was held on August 25, 2006, at which time the shareholders of the Funds approved the new sub-advisory agreements. Prior to June 30, 2006, Nuveen held a minority interest in ICAP. As part of the transaction, Nuveen sold its holdings and no longer owns any interest in ICAP.

As a result of certain trading errors that occurred during the fiscal year ended June 30, 2006, Stock and Bond was reimbursed $55,844 by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions.

6. New Accounting Pronouncement

Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, The Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

7. Subsequent Events

Distributions to Shareholders
Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 2006, to shareholders of record on July 7, 2006, as follows:

                                             Municipal
                                             and Stock
                         -----------------------------
                         Dividend per share:
                           Class A              $.0395
                           Class B               .0300
                           Class C               .0300
                           Class R               .0425
                         -----------------------------



----
39

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                             Investment Operations         Less Distributions
                                         -----------------------------  ------------------------                    --------


LARGE-CAP VALUE





                                               Net         Net
                               Beginning   Invest-   Realized/              Net                   Ending              Ending
                                     Net      ment  Unrealized          Invest-                      Net                 Net
                                   Asset    Income        Gain             ment  Capital           Asset     Total    Assets
Year Ended June 30,                Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2006                             $25.58     $ .22      $ 3.26  $ 3.48    $(.23)  $(1.60) $(1.83) $27.23     13.97% $440,403
 2005                              23.41       .32        2.13    2.45     (.28)      --    (.28)  25.58     10.51   416,407
 2004                              19.93       .12        3.44    3.56     (.08)      --    (.08)  23.41     17.90   434,121
 2003                              21.35       .08       (1.43)  (1.35)    (.07)      --    (.07)  19.93     (6.28)  445,050
 2002                              24.40       .08       (3.06)  (2.98)    (.07)      --    (.07)  21.35    (12.23)  577,946
Class B (8/96)
 2006                              25.06       .02        3.20    3.22     (.04)   (1.60)  (1.64)  26.64     13.13    26,995
 2005                              22.95       .14        2.08    2.22     (.11)      --    (.11)  25.06      9.66    45,224
 2004                              19.62      (.04)       3.37    3.33       --       --      --   22.95     16.97    56,486
 2003                              21.08      (.06)      (1.40)  (1.46)      --       --      --   19.62     (6.93)   55,129
 2002                              24.19      (.10)      (3.01)  (3.11)      --       --      --   21.08    (12.86)   73,011
Class C (8/96)
 2006                              25.02       .02        3.20    3.22     (.04)   (1.60)  (1.64)  26.60     13.15    28,692
 2005                              22.92       .14        2.07    2.21     (.11)      --    (.11)  25.02      9.63    30,691
 2004                              19.58      (.04)       3.38    3.34       --       --      --   22.92     17.06    43,607
 2003                              21.04      (.06)      (1.40)  (1.46)      --       --      --   19.58     (6.94)   42,105
 2002                              24.16      (.10)      (3.02)  (3.12)      --       --      --   21.04    (12.91)   53,729
Class R (8/96)
 2006                              25.67       .29        3.27    3.56     (.30)   (1.60)  (1.90)  27.33     14.24    25,720
 2005                              23.49       .38        2.14    2.52     (.34)      --    (.34)  25.67     10.77    22,350
 2004                              19.99       .18        3.45    3.63     (.13)      --    (.13)  23.49     18.20    20,533
 2003                              21.41       .13       (1.43)  (1.30)    (.12)      --    (.12)  19.99     (5.99)   16,828
 2002                              24.46       .13       (3.05)  (2.92)    (.13)      --    (.13)  21.41    (11.98)   17,585
-----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                 Ratios/Supplemental Data
                               -------------------------------------------------------------------
                                 Before Credit/         After          After Credit/
                                 Reimbursement     Reimbursement(c)   Reimbursement(d)
LARGE-CAP VALUE                -----------------  -----------------  -----------------
                                           Ratio              Ratio              Ratio
                                          of Net             of Net             of Net
                                         Invest-            Invest-            Invest-
                                            ment               ment               ment
                               Ratio of   Income  Ratio of   Income  Ratio of   Income
                               Expenses   (Loss)  Expenses   (Loss)  Expenses   (Loss)
                                     to       to        to       to        to       to
                                Average  Average   Average  Average   Average  Average  Portfolio
                                    Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,              Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------
Class A (8/96)
 2006                              1.28%     .83%     1.28%     .83%     1.28%     .83%        81%
 2005                              1.31     1.31      1.31     1.31      1.31     1.31         81
 2004                              1.36      .56      1.36      .56      1.36      .56         85
 2003                              1.45      .45      1.45      .45      1.45      .45         90
 2002                              1.36      .33      1.36      .33      1.36      .33         81
Class B (8/96)
 2006                              2.03      .08      2.03      .08      2.03      .08         81
 2005                              2.06      .57      2.06      .57      2.06      .57         81
 2004                              2.11     (.18)     2.11     (.18)     2.11     (.18)        85
 2003                              2.21     (.31)     2.21     (.31)     2.21     (.31)        90
 2002                              2.11     (.42)     2.11     (.42)     2.11     (.42)        81
Class C (8/96)
 2006                              2.03      .08      2.03      .08      2.03      .08         81
 2005                              2.06      .57      2.06      .57      2.06      .57         81
 2004                              2.11     (.18)     2.11     (.18)     2.11     (.18)        85
 2003                              2.21     (.31)     2.21     (.31)     2.21     (.31)        90
 2002                              2.11     (.42)     2.11     (.42)     2.11     (.42)        81
Class R (8/96)
 2006                              1.03     1.08      1.03     1.08      1.03     1.08         81
 2005                              1.06     1.56      1.06     1.56      1.06     1.56         81
 2004                              1.11      .83      1.11      .83      1.11      .83         85
 2003                              1.20      .70      1.20      .70      1.20      .70         90
 2002                              1.11      .58      1.11      .58      1.11      .58         81
----------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
40

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                  Investment Operations        Less Distributions
                              ----------------------------  -----------------------                    -------


MUNICIPAL and STOCK




                                               Net
                    Beginning       Net  Realized/              Net                  Ending             Ending
                          Net   Invest- Unrealized          Invest-                     Net                Net
Year Ended              Asset      ment       Gain             ment  Capital          Asset     Total   Assets
June 30,                Value Income(a)     (Loss)    Total  Income    Gains   Total  Value Return(b)    (000)
---------------------------------------------------------------------------------------------------------------
Class A (8/96)
  2006                 $23.01      $.60     $  .89  $ 1.49    $(.64)   $  --  $(.64) $23.86      6.52% $58,064
  2005                  21.96       .62       1.10    1.72     (.67)      --   (.67)  23.01      7.91   54,323
  2004                  20.79       .54       1.14    1.68     (.51)      --   (.51)  21.96      8.13   56,787
  2003                  21.45       .49       (.57)   (.08)    (.58)      --   (.58)  20.79      (.25)  59,780
  2002                  24.15       .61      (2.54)  (1.93)    (.71)    (.06)  (.77)  21.45     (8.11)  68,197
Class B (8/96)
  2006                  24.26       .45        .94    1.39     (.33)      --   (.33)  25.32      5.73   10,700
  2005                  22.99       .47       1.15    1.62     (.35)      --   (.35)  24.26      7.08   18,671
  2004                  21.63       .40       1.19    1.59     (.23)      --   (.23)  22.99      7.36   23,110
  2003                  22.14       .36       (.60)   (.24)    (.27)      --   (.27)  21.63     (1.01)  26,534
  2002                  24.74       .45      (2.60)  (2.15)    (.39)    (.06)  (.45)  22.14     (8.78)  34,071
Class C (8/96)
  2006                  24.24       .45        .93    1.38     (.33)      --   (.33)  25.29      5.70    7,992
  2005                  22.96       .48       1.15    1.63     (.35)      --   (.35)  24.24      7.13    7,979
  2004                  21.61       .40       1.18    1.58     (.23)      --   (.23)  22.96      7.32    8,229
  2003                  22.12       .35       (.59)   (.24)    (.27)      --   (.27)  21.61     (1.01)   9,083
  2002                  24.72       .46      (2.61)  (2.15)    (.39)    (.06)  (.45)  22.12     (8.79)  10,828
Class R (8/96)
  2006                  22.56       .65        .87    1.52     (.74)      --   (.74)  23.34      6.79    1,171
  2005                  21.57       .68       1.07    1.75     (.76)      --   (.76)  22.56      8.17      761
  2004                  20.46       .59       1.12    1.71     (.60)      --   (.60)  21.57      8.48      716
  2003                  21.17       .53       (.57)   (.04)    (.67)      --   (.67)  20.46      (.02)     731
  2002                  23.90       .67      (2.52)  (1.85)    (.82)    (.06)  (.88)  21.17     (7.84)     783
---------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                      Ratios/Supplemental Data
                    -------------------------------------------------------------------
                      Before Credit/         After          After Credit/
                      Reimbursement     Reimbursement(c)   Reimbursement(d)
MUNICIPAL and STOCK -----------------  -----------------  -----------------
                                Ratio              Ratio              Ratio
                               of Net             of Net             of Net
                              Invest-            Invest-            Invest-
                    Ratio of     ment  Ratio of     ment  Ratio of     ment
                    Expenses   Income  Expenses   Income  Expenses   Income
                          to       to        to       to        to       to
                     Average  Average   Average  Average   Average  Average  Portfolio
Year Ended               Net      Net       Net      Net       Net      Net   Turnover
June 30,              Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------
Class A (8/96)
  2006                  1.26%    2.51%     1.24%    2.53%     1.22%    2.55%        44%
  2005                  1.24     2.76      1.24     2.76      1.23     2.77         47
  2004                  1.28     2.47      1.25     2.51      1.25     2.51         45
  2003                  1.35     2.34      1.25     2.44      1.24     2.45         38
  2002                  1.29     2.64      1.25     2.68      1.25     2.68         34
Class B (8/96)
  2006                  2.00     1.75      1.99     1.76      1.97     1.79         44
  2005                  2.00     2.01      2.00     2.01      1.99     2.02         47
  2004                  2.03     1.72      2.00     1.76      2.00     1.76         45
  2003                  2.10     1.60      2.00     1.71      1.99     1.71         38
  2002                  2.04     1.89      2.00     1.93      2.00     1.93         34
Class C (8/96)
  2006                  2.01     1.76      1.99     1.77      1.97     1.80         44
  2005                  1.99     2.01      1.99     2.01      1.98     2.02         47
  2004                  2.03     1.72      2.00     1.75      2.00     1.76         45
  2003                  2.10     1.59      2.00     1.69      1.99     1.70         38
  2002                  2.04     1.89      2.00     1.94      2.00     1.94         34
Class R (8/96)
  2006                  1.01     2.77       .99     2.79       .96     2.81         44
  2005                   .99     3.06       .99     3.06       .98     3.07         47
  2004                  1.03     2.72      1.00     2.75      1.00     2.76         45
  2003                  1.10     2.58      1.00     2.69       .99     2.69         38
  2002                  1.04     2.90      1.00     2.94      1.00     2.94         34
---------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
41

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                             Investment Operations        Less Distributions
                                         ----------------------------  ------------------------                     -------


STOCK and BOND




                                                          Net
                               Beginning       Net  Realized/              Net                   Ending              Ending
                                     Net   Invest- Unrealized          Invest-                      Net                 Net
                                   Asset      ment       Gain             ment  Capital           Asset     Total    Assets
Year Ended June 30,                Value Income(a)     (Loss)    Total  Income    Gains    Total  Value Return(b)     (000)
----------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2006                             $25.95      $.50     $ 1.41  $ 1.91    $(.54)  $(1.92) $(2.46) $25.40      7.60%* $30,644
 2005                              24.56       .56       1.47    2.03     (.64)      --    (.64)  25.95      8.33    31,248
 2004                              22.72       .41       1.92    2.33     (.49)      --    (.49)  24.56     10.29    33,312
 2003                              23.48       .38       (.65)   (.27)    (.43)    (.06)   (.49)  22.72      (.99)   36,751
 2002                              25.25       .44      (1.73)  (1.29)    (.47)    (.01)   (.48)  23.48     (5.14)   42,907
Class B (8/96)
 2006                              25.95       .30       1.41    1.71     (.34)   (1.92)  (2.26)  25.40      6.80*    8,051
 2005                              24.56       .37       1.47    1.84     (.45)      --    (.45)  25.95      7.53    11,564
 2004                              22.72       .23       1.92    2.15     (.31)      --    (.31)  24.56      9.48    12,459
 2003                              23.48       .22       (.65)   (.43)    (.27)    (.06)   (.33)  22.72     (1.73)   12,255
 2002                              25.25       .25      (1.72)  (1.47)    (.29)    (.01)   (.30)  23.48     (5.86)   13,067
Class C (8/96)
 2006                              25.97       .30       1.41    1.71     (.34)   (1.92)  (2.26)  25.42      6.79*    7,342
 2005                              24.58       .37       1.47    1.84     (.45)      --    (.45)  25.97      7.53     7,947
 2004                              22.73       .23       1.93    2.16     (.31)      --    (.31)  24.58      9.52     8,632
 2003                              23.49       .22       (.65)   (.43)    (.27)    (.06)   (.33)  22.73     (1.73)    7,541
 2002                              25.26       .25      (1.72)  (1.47)    (.29)    (.01)   (.30)  23.49     (5.86)    6,686
Class R (8/96)
 2006                              25.95       .56       1.41    1.97     (.60)   (1.92)  (2.52)  25.40      7.87*    9,213
 2005                              24.56       .62       1.47    2.09     (.70)      --    (.70)  25.95      8.60    10,753
 2004                              22.72       .47       1.92    2.39     (.55)      --    (.55)  24.56     10.56     9,117
 2003                              23.47       .44       (.64)   (.20)    (.49)    (.06)   (.55)  22.72      (.70)    7,048
 2002                              25.24       .50      (1.72)  (1.22)    (.54)    (.01)   (.55)  23.47     (4.90)    5,324
----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                 Ratios/Supplemental Data
                               -------------------------------------------------------------------
                                 Before Credit/         After          After Credit/
                                 Reimbursement     Reimbursement(c)   Reimbursement(d)
STOCK and BOND                 -----------------  -----------------  -----------------
                                           Ratio              Ratio              Ratio
                                          of Net             of Net             of Net
                                         Invest-            Invest-            Invest-
                               Ratio of     ment  Ratio of     ment  Ratio of     ment
                               Expenses   Income  Expenses   Income  Expenses   Income
                                     to       to        to       to        to       to
                                Average  Average   Average  Average   Average  Average  Portfolio
                                    Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,              Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (8/96)
 2006                              1.31%    1.84%     1.24%    1.91%     1.24%    1.91%        56%
 2005                              1.30     2.16      1.25     2.21      1.25     2.21         62
 2004                              1.36     1.61      1.25     1.72      1.25     1.72         61
 2003                              1.38     1.64      1.25     1.77      1.25     1.77         68
 2002                              1.40     1.61      1.25     1.76      1.24     1.77         82
Class B (8/96)
 2006                              2.06     1.09      1.99     1.15      1.99     1.15         56
 2005                              2.05     1.41      2.00     1.46      2.00     1.47         62
 2004                              2.11      .86      2.00      .97      2.00      .97         61
 2003                              2.13      .89      2.00     1.02      2.00     1.02         68
 2002                              2.15      .86      2.00     1.01      1.99     1.02         82
Class C (8/96)
 2006                              2.06     1.08      1.99     1.16      1.99     1.16         56
 2005                              2.05     1.41      2.00     1.46      2.00     1.46         62
 2004                              2.11      .87      2.00      .98      2.00      .98         61
 2003                              2.13      .90      2.00     1.03      2.00     1.03         68
 2002                              2.15      .86      2.00     1.01      1.99     1.02         82
Class R (8/96)
 2006                              1.06     2.08       .99     2.15       .99     2.15         56
 2005                              1.05     2.41      1.00     2.46      1.00     2.46         62
 2004                              1.11     1.87      1.00     1.98      1.00     1.98         61
 2003                              1.13     1.90      1.00     2.03      1.00     2.03         68
 2002                              1.15     1.86      1.00     2.01       .99     2.02         82
--------------------------------------------------------------------------------------------------

* During the fiscal year ended June 30, 2006, the Fund received a payment from the Adviser of $55,844, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced total returns by .08%, .13%, .12% and .08% for Class A, B, C and R, respectively.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.




                                See accompanying notes to financial statements.

----
42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the "Funds") at June 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL
August 24, 2006


----
43

Annual Investment Management Agreement Approval Process

The Board of Trustees is responsible for overseeing the performance of the investment advisers to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM and the Sub-Advisory Agreement between NAM and Institutional Capital Corp. ("ICAP"). NAM and ICAP are each a "Fund Adviser."

The Approval Process
During the course of the year, the Board received a wide variety of materials relating the services provided by the Fund Adviser and the performance of the Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

 . the nature, extent and quality of services provided by the Fund Adviser;

 . the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

 . the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and with recognized and/or customized benchmarks (as appropriate);

 . the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

 . the expenses of the Fund Adviser in providing the various services;

 . the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

 . the advisory fees the Fund Adviser assesses to other types of investment products or clients;

 . the soft dollar practices of the Fund Adviser; and

 . from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, NAM and ICAP made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered each advisory contract (which includes the Sub-Advisory Agreement) with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services
In reviewing the Fund Advisers, the Trustees considered the nature, extent and quality of the respective Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that a Fund Adviser or its affiliates provide and are expected to provide to the Nuveen Funds; the performance record of the applicable Fund (as described in further detail below) and any initiatives Nuveen has taken for its mutual fund product line. In connection with their service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the applicable Fund Adviser's personnel. With respect to ICAP, the Trustees also received and reviewed an evaluation of the sub-adviser from NAM. Such evaluation outlined, among other things, ICAP's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to their investment strategy, the Funds' investment objectives and performance. The Trustees noted that NAM recommended the renewal of the Sub-Advisory Agreement. Given the Trustees' experience with the Funds and each Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes.


----
44

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to ICAP, the independent Trustees noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and ICAP was not expected to supply other significant administrative services to the Fund.

With respect to NAM, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings). In addition to the above, because the Funds utilize ICAP as a sub-adviser, the Trustees also considered NAM's ability and procedures to monitor the respective sub-adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the enhancements in the investment oversight process, including increased site visits and departments participating in investment oversight.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and recognized and/or customized benchmarks (as applicable). In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group (such as the Performance Peer Groups of the Nuveen Balanced Stock and Bond Fund and Nuveen Balanced Municipal and Stock
Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2005. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability
 1. Fees and Expenses
 In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including, in particular, the asset size of the peers) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

 2. Comparisons with the Fees of Other Clients
 The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients (such as separate managed accounts and fees charged on funds that are not offered by Nuveen Investments but are sub-advised by one of Nuveen's investment management teams). In general, the management fees charged for separate accounts are somewhat lower than the management fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional


----
45
 services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for the Funds as the average account size for separate accounts are notably larger than the retail accounts of the Funds. Given the differences in the product structures, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

 In considering the fees of ICAP, the Trustees also considered the pricing schedule that ICAP charges for similar investment management services for other fund sponsors or clients. In this regard, the Trustees noted that the sub-advisory fees paid to it by NAM for its sub-advisory services were at or below the low end of its fee schedule.

 3. Profitability of Fund Advisers
 In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 annual report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the advisor's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. With respect to ICAP, the Trustees also considered the ICAP's revenues from serving as sub-adviser to the Funds, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax) for the last two years. The Trustees further noted that the sub-advisory fee is at the low end of ICAP's fee schedule and is established pursuant to arm's length negotiations. Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits
In evaluating fees, the Trustees also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund, including any sales charges and distribution fees received and retained by the Funds' principal underwriter, Nuveen Investments, Inc., an affiliate of NAM as well as any benefits derived from soft dollar arrangements. The Trustees recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and


----
46
their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Trustees therefore considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, NAM may from time to time receive and have access to research generally provided to institutional clients. With respect to ICAP, the Trustees considered that ICAP does benefit from their soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund's portfolio transactions. At the May Meeting as well as prior meetings, the Trustees have received and reviewed materials concerning ICAP's soft dollar arrangements, including the types of research received. In this regard, ICAP has agreed to limit the type of research received with the use of soft dollars to that with intellectual content. The Trustees recognized that ICAP's ability to obtain such research and services is an integral factor in establishing its fees. Accordingly, the Trustees noted that ICAP's profitability may be lower if it was required to pay for this research with hard dollars.

F. Other Considerations
ICAP recently announced that it has signed a merger agreement with New York Life Investment Management. As a result of this transaction, there will be a change in control of ICAP. Under the 1940 Act, such a change in control would result in an assignment of the Sub-Advisory Agreement with NAM and the automatic termination of such agreement. Accordingly, the Board considered the approval of an Interim Sub-Advisory Agreement with each Fund which would take effect when the change of control transaction is consummated until shareholders approve a new Sub-Advisory Agreement between NAM and ICAP on behalf of the Funds (the "New Sub-Advisory Agreement"). Accordingly, the Board considered a New Sub-Advisory Agreement which would take effect if the change of control is consummated and after shareholders approve the agreement. In its review, the Trustees considered that the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement have substantially identical terms to the existing Sub-Advisory Agreement with ICAP. The Board further considered whether the change of control would have an impact on the various factors they considered in approving ICAP, such as the scope and quality of services to be provided following the change of control. In reviewing the transaction, the Trustees considered, among other things, the impact, if any, on the operations and organizational structure of ICAP; the ability of ICAP to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the sub-advisory agreement and that ICAP would be responsible for any costs to the Funds attributable to the transaction. Based on its review, the Board determined that the change of control would not affect the nature and quality of services provided by ICAP, the terms of the Sub-Advisory Agreement, including the fees thereunder, and would not materially affect the operations of ICAP. Accordingly, the Board determined that their analysis of the various factors regarding their approval of ICAP would continue to apply after the change of control.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreement and the Sub-Advisory Agreement should be approved, and that the new, post-change of control Interim Sub-Advisory Agreement and New Sub-Advisory Agreement be approved and the New Sub-Advisory Agreement be recommended to shareholders.


----
47

                                     Notes

--------------------------------------------------------------------------------
48

  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds' website at www.nuveen.com.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman (since 1996) and Director of Nuveen       167
3/28/49                     Board and                     Investments, Inc., Nuveen Investments, LLC,
333 W. Wacker Drive         Trustee                       Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(4); formerly,
                                                          Director (1996-2006) of Institutional
                                                          Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management;
                                                          Chairman and Director of Rittenhouse Asset
                                                          Management, Inc. (since 1999); Chairman of
                                                          Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Lead                1997      Private Investor and Management Consultant.        167
8/22/40                     Independent
333 W. Wacker Drive         Trustee
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (since 1989) as Senior Vice                167
7/29/34                                                   President of The Northern Trust Company;
333 W. Wacker Drive                                       Director (since 2002) Community Advisory
Chicago, IL 60606                                         Board for Highland Park and Highwood, United
                                                          Way of the North Shore.


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          167
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire Group, a publicly held company; Adjunct
                                                          Faculty Member, University of Iowa;
                                                          Director, Gazette Companies; Life Trustee of
                                                          Coe College and Iowa College Foundation;
                                                          formerly, Director, Alliant Energy;
                                                          formerly, Director, Federal Reserve Bank of
                                                          Chicago; formerly, President and Chief
                                                          Operating Officer, SCI Financial Group,
                                                          Inc., a regional financial services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean, Tippie College of Business, University       167
3/6/48                                                    of Iowa (since June 2006); formerly, Dean
333 W. Wacker Drive                                       and Distinguished Professor of Finance,
Chicago, IL 60606                                         School of Business at the University of
                                                          Connecticut (2003-2006); previously, Senior
                                                          Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director (since 1997), Credit
                                                          Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May
                                                          2005-October 2005).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (since 2004) as Chairman, JPMorgan         165
10/28/42                                                  Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                       Banc One Investment Advisors Corporation,
Chicago, IL 60606                                         and President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; member of the
                                                          Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical
                                                          Gardens.

----
49

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or   Including other Directorships                  Overseen by
and Address          the Funds      Appointed (2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997      Chairman of Miller-Valentine Partners Ltd.,        167
9/24/44                                           a real estate investment company; formerly,
333 W. Wacker Drive                               Senior Partner and Chief Operating Officer
Chicago, IL 60606                                 (retired 2004) of Miller-Valentine Group;
                                                  formerly, Vice President, Miller-Valentine
                                                  Realty; Board Member, Chair of the Finance
                                                  Committee and member of the Audit Committee
                                                  of Premier Health Partners, the
                                                  not-for-profit company of Miami Valley
                                                  Hospital; Vice President, Dayton
                                                  Philharmonic Orchestra Association; Board
                                                  Member, Regional Leaders Forum, which
                                                  promotes cooperation on economic development
                                                  issues; Director, Dayton Development
                                                  Coalition; formerly, Member, Community
                                                  Advisory Board, National City Bank, Dayton,
                                                  Ohio and Business Advisory Council,
                                                  Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997      Executive Director, Gaylord and Dorothy            167
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005      Senior Vice President for Business and             167
1/22/50                                           Finance, Northwestern University (since
333 W. Wacker Drive                               1997); Director (since 2003), Chicago Board
Chicago, IL 60606                                 Options Exchange; Director (since 2003),
                                                  National Mentor Holdings, a privately-held,
                                                  national provider of home and
                                                  community-based services; Chairman (since
                                                  1997), Board of Directors, Rubicon, a pure
                                                  captive insurance company owned by
                                                  Northwestern University; Director (since
                                                  1997), Evanston Chamber of Commerce and
                                                  Evanston Inventure, a business development
                                                  organization.
                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First                                                 Fund Complex
Birthdate            Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed (3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988      Managing Director (since 2002), Assistant          167
9/9/56               Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel, of Nuveen Investments, LLC;
                                                  Managing Director (2002-2004), General
                                                  Counsel (1998-2004) and Assistant Secretary,
                                                  formerly, Vice President of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.(4); Managing Director (since 2002) and
                                                  Assistant Secretary and Associate General
                                                  Counsel, formerly, Vice President (since
                                                  1997), of Nuveen Asset Management; Managing
                                                  Director (since 2004) and Assistant
                                                  Secretary (since 1994) of Nuveen
                                                  Investments, Inc.; Assistant Secretary of
                                                  NWQ Investment Management Company, LLC.
                                                  (since 2002); Vice President and Assistant
                                                  Secretary of Nuveen Investments Advisers
                                                  Inc. (since 2002); Managing Director,
                                                  Associate General Counsel and Assistant
                                                  Secretary of Rittenhouse Asset Management,
                                                  Inc. and Symphony Asset Management LLC
                                                  (since 2003); Assistant Secretary of
                                                  Tradewinds NWQ Global Investors, LLC (since
                                                  2006); Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004      Managing Director (since 2005), formerly           167
9/22/63                                           Vice President (since 2002); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 2000) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000      Vice President (since 2002), formerly,             167
2/3/66               and Assistant                Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                    Nuveen Investments, LLC.
Chicago, IL 60606

----
50

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or   Including other Directorships                  Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999      Vice President and Treasurer of Nuveen             167
11/28/67              and Treasurer                Investments, LLC and of Nuveen Investments,
333 W. Wacker Drive                                Inc. (since 1999); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Asset Management (since
                                                   2002) and of Nuveen Investments Advisers
                                                   Inc. (since 2002); Assistant Treasurer of
                                                   NWQ Investment Management Company, LLC.
                                                   (since 2002); Vice President and Treasurer
                                                   of Nuveen Rittenhouse Asset Management, Inc.
                                                   and Symphony Asset Management LLC (since
                                                   2003); Treasurer, Tradewinds NWQ Global
                                                   Investors, LLC (since 2006); formerly, Vice
                                                   President and Treasurer (1999-2004) of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.(4); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
John N. Desmond       Vice President     2005      Vice President, Director of Investment             167
8/24/61                                            Operations, Nuveen Investments, LLC (since
333 W. Wacker Drive                                2005); formerly, Director, Business Manager,
Chicago, IL 60606                                  Deutsche Asset Management (2003-2004),
                                                   Director, Business Development and
                                                   Transformation, Deutsche Trust Bank Japan
                                                   (2002-2003); previously, Senior Vice
                                                   President, Head of Investment Operations and
                                                   Systems, Scudder Investments Japan,
                                                   (2000-2002), Senior Vice President, Head of
                                                   Plan Administration and Participant
                                                   Services, Scudder Investments (1995-2002).


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998      Vice President (since 2002), Assistant             167
9/24/64               and Secretary                Secretary and Assistant General Counsel
333 W. Wacker Drive                                (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                  President (since 1998) of Nuveen
                                                   Investments, LLC; Vice President (2002-2004)
                                                   and Assistant Secretary (1998-2004)
                                                   formerly, Assistant Vice President of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Vice President and
                                                   Assistant Secretary (since 2005) of Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004), formerly,          167
10/24/45                                           Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                                Managing Director (2004) formerly, Vice
Chicago, IL 60606                                  President (1998-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Managing Director (since 2005) of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002), formerly,          167
3/2/64                                             Vice President of Nuveen Investments;
333 W. Wacker Drive                                Managing Director (1997-2004) of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Managing Director (since
                                                   2001) of Nuveen Asset Management ; Vice
                                                   President (since 2002) of Nuveen Investments
                                                   Advisers Inc.; Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              167
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC; formerly, Vice President
Chicago, IL 60606                                  and Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              167
3/22/63                                            Investments, LLC; Certified Public
333 W. Wacker Drive                                Accountant.
Chicago, IL 60606

----
51

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate           Held with       Elected or   Including other Directorships                  Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------
Tina M. Lazar       Vice President     2002      Vice President of Nuveen Investments, LLC          167
8/27/61                                          (since 1999).
333 W. Wacker Drive
Chicago, IL 60606


------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            167
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; formerly, Vice President
Chicago, IL 60606                                and Assistant Secretary of Nuveen Advisory
                                                 Corp. and Nuveen Institutional Advisory
                                                 Corp.(4); Vice President (since 2005) and
                                                 Assistant Secretary of Nuveen Investments,
                                                 Inc.; Vice President (since 2005) and
                                                 Assistant Secretary (since 1997) of Nuveen
                                                 Asset Management; Vice President (since
                                                 2000), Assistant Secretary and Assistant
                                                 General Counsel (since 1998) of Rittenhouse
                                                 Asset Management, Inc.; Vice President and
                                                 Assistant Secretary of Nuveen Investments
                                                 Advisers Inc. (since 2002); Assistant
                                                 Secretary of NWQ Investment Management
                                                 Company, LLC (since 2002), Symphony Asset
                                                 Management LLC (since 2003), and Tradewinds
                                                 NWQ Global Investors, LLC (since 2006).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
52

  Fund Information
================================================================================


Fund Manager                      Legal Counsel                     Transfer Agent and
Nuveen Asset Management           Chapman and Cutler LLP            Shareholder Services
333 West Wacker Drive             Chicago, IL                       Boston Financial
Chicago, IL 60606                                                   Data Services
                                  Independent Registered            Nuveen Investor Services
Sub-Advisers                      Public Accounting Firm            P.O. Box 8530
Institutional Capital Corporation PricewaterhouseCoopers LLP        Boston, MA 02266-8530
225 West Wacker Drive             Chicago, IL                       (800) 257-8787
Chicago, IL 60606
                                  Custodian
                                  State Street Bank & Trust Company
                                  Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Average Duration: Duration is a measure of the sensitivity of a bond or bond fund's value to changes when interest rates change. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

SEC 30-Day Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day. Distribution Information: Stock and Bond designates 50.0% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 55.0% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

================================================================================

================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.
You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
53

                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf


    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $149 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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[LOGO] Nuveen Investments

MAN-GRINC-0606D

                        NUVEEN INVESTMENTS MUTUAL FUNDS

                        Annual Report  For investors seeking long-term growth potential.
                  dated June 30, 2006

                                    [GRAPHIC]



                           Nuveen Investments
                           Value Funds

                           Nuveen NWQ Multi-Cap Value Fund
                           Nuveen NWQ Small-Cap Value Fund
                           Nuveen NWQ Global Value Fund
                           Nuveen Tradewinds Value Opportunities Fund

[LOGO] Nuveen Investments

                                    [GRAPHIC]



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                                                  ------------------------------
Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger
Dear Shareholder,

Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The value funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ) and Tradewinds NWQ Global Investors, LLC (Tradewinds). I urge you to take the time to read the portfolio managers' comments.

With the recent volatility in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 16, 2006



       "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals."


                             Annual Report  Page 1

  Portfolio Managers' Comments

  The Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund and the domestic portion of the Nuveen NWQ Global Value Fund feature equity management by NWQ Investment Management Company, LLC (NWQ), while the Nuveen Tradewinds Value Opportunities Fund and the international portion of the Nuveen NWQ Global Value Fund feature portfolio management by Tradewinds NWQ Global Investors, LLC (Tradewinds); both of which Nuveen Investments, Inc. owns a controlling interest. In the following discussion, portfolio managers Jon Bosse, Phyllis Thomas, Gregg Tenser, Mark Morris, Paul Hechmer and Dave Iben discuss key investment strategies and the performance of the Funds. Jon Bosse is the Chief Investment Officer of NWQ and manages the Nuveen NWQ Multi-Cap Value Fund, Phyllis Thomas manages the Nuveen NWQ Small-Cap Value Fund and Gregg Tenser along with Mark Morris co-manage the domestic portion of the Nuveen NWQ Global Value Fund. Paul Hechmer manages the international portion of the Nuveen NWQ Global Value Fund, while Dave Iben, Chief Investment Officer of Tradewinds, is the manager for the Nuveen Tradewinds Value Opportunities Fund.

  On March 1, 2006, NWQ Investment Management Company, LLC (NWQ), sub-adviser to the Nuveen NWQ Mutual Funds, reorganized into two distinct entities: NWQ and Tradewinds NWQ Global Investors, LLC ("Tradewinds"). Tradewinds specializes in international, global all-cap and small-mid cap value equity strategies and assumed the sub-advisory responsibilities for the Nuveen NWQ Value Opportunities Fund and international portion of the Nuveen NWQ Global Value Fund, while NWQ continues to manage the domestic allocation. Effective June 30, 2006, the Nuveen NWQ Value Opportunities Fund changed its name to Nuveen Tradewinds Value Opportunities Fund. There have been no changes in the Funds' portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

--------------------------------------------------------------------------------


What were the general market conditions during the 12-month reporting period ended June 30, 2006?

The U.S. equity markets proved rather resilient for most of the period as stocks overcame some major headwinds such as the financial impact of Hurricanes Katrina and Wilma, rising interest rates, and escalating oil and commodity prices. Stocks did experience some downside volatility in the spring, however, due to concerns the Federal Reserve would have to raise interest rates more-than-expected to combat rising inflation pressures. Concerns about a softening of the housing market, and its impact on economic growth, were also a factor in the sell-off.

Overall, the U.S. stock market posted positive results for the period. Attractive valuations and strong corporate profit growth were catalysts that drove stock prices higher. Increased merger and acquisition activity, particularly private equity deals, were prominent during the year with several transactions taking place. Healthy corporate balance sheets, available financing, and modest organic growth were among the reasons for the rise in corporate activity. For the year, small-capitalization stocks outperformed mid- and large-capitalization stocks, while growth and value returns were similar, except among the large-capitalization stocks, where value significantly outperformed growth.

Global stock markets generally enjoyed strong gains and outperformed U.S. stocks during the past year. This strength was widespread, with particularly good results coming from Japan, many European regions, and emerging stock markets, despite a significant pullback relatively late in the period. Equities around the world benefited from many of the same trends driving stock prices in the United States, including still-attractive valuations and strong profit growth.

How did the Funds perform during the 12 months ended June 30, 2006?

The table on page 3 provides performance information for the four Funds (Class A shares at net asset value) for the one-year, five-year and since inception periods ended June 30, 2006. The table also compares the Funds' performance to appropriate benchmarks. A more detailed account of each Funds' relative performance is provided later in the report.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 6/30/06
--------------------------------------------------------------------------------

                                                          Since
                                         1-Year 5-Year inception/1/
                                         --------------------------
            Nuveen NWQ Multi-Cap Value
              Fund
            A Shares at NAV              17.45% 14.31%      13.26%
            A Shares at Offer            10.68% 12.96%      12.49%
            Lipper Multi-Cap Value Funds
              Index/2/                    9.79%  6.26%       6.98%
            Russell 3000 Value Index/3/  12.32%  7.36%       7.86%
            S&P 500 Index/4/              8.63%  2.49%       4.99%
            -------------------------------------------------------

            Nuveen NWQ Small-Cap Value
              Fund
            A Shares at NAV              27.08%     NA      19.73%
            A Shares at Offer            19.78%     NA      15.27%
            Lipper Small-Cap Value Funds
              Index/5/                   14.27%     NA      10.27%
            Russell 2000 Value Index/6/  14.61%     NA      10.17%
            -------------------------------------------------------

                                                             Since
                                            1-Year 5-Year inception/1/
                                            --------------------------

         Nuveen NWQ Global Value Fund
         A Shares at NAV                    16.81%     NA      12.98%
         A Shares at Offer                  10.11%     NA       8.77%
         Lipper Global Multi-Cap Core Funds
           Index/7/                         16.84%     NA      11.70%
         MSCI World Value Index/8/          18.30%     NA      11.81%
         -------------------------------------------------------------

         Nuveen Tradewinds Value
           Opportunities Fund
         A Shares at NAV                    29.45%     NA      22.02%
         A Shares at Offer                  21.98%     NA      17.47%
         Lipper Mid-Cap Core Funds Index/9/ 12.07%     NA       9.24%
         Russell Midcap Value Index/10/     14.25%     NA      13.27%
         -------------------------------------------------------------

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds' investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call
(800) 257-8787.


--------------------------------------------------------------------------------

1The since inception return for the Nuveen NWQ Multi-Cap Value Fund is calculated from 11/4/97, while the since inception returns for all the remaining Funds is from 12/9/04.
2The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The since inception data for the index represents returns for the period 11/30/97 - 6/30/06, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
3The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
4The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
5The Lipper Small-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Value Funds category. The since inception data for the index represents returns for the period 12/31/04 - 6/30/06, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

                             Annual Report  Page 3

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen NWQ Multi-Cap Value Fund

Class A shares at net asset value for the Nuveen NWQ Multi-Cap Value Fund outperformed each of its comparative indexes for the twelve month period ended June 30, 2006. The Fund had several securities, in many sectors of the portfolio, which generated positive results during the reporting period. Our energy investments made some of the greatest contributions to performance as high oil prices and increased production volumes continued to drive record earnings and cash flows. Industry consolidation, as well as corporate restructurings, also helped these firms. Kerr McGee Inc., one of the Fund's largest holdings, rose significantly after receiving an all-cash takeover offer from Anadarko Petroleum Corp., while Nexen Inc. and Noble Energy Inc. sold some of their non-core assets at very favorable prices as part of a restructuring effort to improve operating fundamentals and increase shareholder value.

Attractive valuations and increased merger and acquisition activity contributed to the rise in our steel stocks of POSCO and U.S. Steel Corp. Consolidation may lead to more favorable industry fundamentals and less cyclicality because producers might be less prone to sell at below market prices that may undercut their regional operations. Beyond the merger activity, industry fundamentals remain healthy as discounted Chinese exports are being kept to a minimum due to rising iron ore costs. Our gold mining stocks of Barrick Gold Corp. and Novagold Resources Inc. gained as gold has traditionally been viewed as a good "store of value" in uncertain times. Barrick Gold is also exhibiting healthy fundamentals, including greater than expected cost synergies from its recent acquisition of rival producer, Placer Dome, earlier this year.

We were also pleased with the performance of Comcast Corp. since our initial purchase in January. The stock had performed very poorly since the bursting of the media/telecom bubble in late 1999, and more recent concerns about increased cable/telephone competition resulted in the shares being oversold, in our opinion. We believed investors had very low expectations for the company, and the stock had a very attractive risk/reward profile.

Our investment in CA Inc. (formerly Computer Associates) has been a disappointment, particularly in the last two months. The good news is that the core franchise is still stable and generating substantial free cash flow. The bad news is that the corporate turnaround is taking longer than we expected. The latest disappointments include several management departures, some of which

--------------------------------------------------------------------------------
 6 The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
 7 The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Core Funds category. The since inception data for the index represents returns for the period 12/31/04 - 6/30/06, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
 8 The MSCI World Value Index covers the full range of developed, emerging and All Country MSCI Equity Indices. The index uses a two dimensional framework for style segmentation in which value securities are categorized using three different attributes including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index, targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value indices are then aggregated into regional Value indices. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
 9 The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap
   Core Funds category. The since inception data for the index represents returns for the period 12/31/04 - 6/30/06, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
10 The Russell Midcap Value Index measures the performance of those Russell
   Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

                             Annual Report  Page 4

                             Annual Report  Page 5

were due to a poorly structured sales commission program that led to the dismissal of the Chief Financial Officer and the head of sales. We believe there are extreme pressures on CA to fix itself in a reasonable, but not long, period of time. On June 29th the company announced that it would repurchase $2 billion of its shares in order to help improve shareholder value. Also in the technology sector, our shares of Quantum Corp. finished the period lower, reflecting investors' dismay with the company's management for paying a large premium in its acquisition of Advanced Digital Information Corp, another data storage company that will make the combined entity the largest in the industry.

Fears about the spread of the bird flu virus, as well as difficult dynamics in the beef industry, contributed to the decline in our shares of Tyson Foods Inc. since our initial purchase in October 2005. We initially purchased the stock with the understanding that the fundamentals of the company were poor, but bottoming. More recently, the shares have begun to recover from their lows as the fundamental trends in their two largest divisions, chicken and beef, appear to have bottomed and are beginning to gain traction, especially in chicken, where prices have rallied due to strong seasonal demand and recent production cuts.

Nuveen NWQ Small-Cap Value Fund

In the period from July 1, 2005 to June 30, 2006, the total return of the Nuveen NWQ Small-Cap Value Fund (Class A shares at net asset value) exceeded the returns of the Lipper Small-Cap Value Funds Index and the Russell 2000 Value Index. During the reporting period, the strongest sector returns were from Producer Durables, Energy, and Auto/Transportation. While the portfolio was actually underweighted compared to the index in Consumer Discretionary stocks, the stocks in the portfolio performed very well. The stock selection in Technology was good but the sector returns were neutralized by the underweight of this strongly performing sector. The Finance sector was a distinct underperformer. The portfolio benefited from a low weighting in this sector, but the investment in Mortgage REITs hurt the returns. Today, Mortgage REITs offer compelling value and attractive income streams, and the portfolio continues to hold these positions.

While the portfolio benefited from its sector weightings, the primary source of the Fund's overall outperformance was stock selection. Our stock selection process is bottom-up and fundamentally based with a rigorous approach to valuation in the search for mis-priced small-cap equities. The largest positive contributions to performance were generated by holdings in General Cable, Aleris International, Century Aluminum and Gymboree. Based on its strong valuation, the position in Gymboree has been eliminated from the portfolio. In the last twelve month reporting period, the portfolio returns were bolstered by three takeovers in the portfolio: Excel Technology, Jorgensen and York International. The four largest negative contributions were generated by New York Mortgage Trust, Quanta Capital, Bowater and Quaker Fabric.

Nuveen NWQ Global Value Fund

The Nuveen NWQ Global Value Fund (Class A shares at net asset value) performed well in absolute terms but lagged relative to its benchmark, the MSCI World Value Index over the twelve-month period. The Fund, however, performed in line with its peer group, the Lipper Global Multi-Cap Core Funds Index.

One significant source of underperformance relative to the MSCI index was weakness in the technology sector, which generally lagged on fears of an economic slowdown, especially in North America. In particular, the Fund was hurt by a position in U.S.-based software company CA (formerly Computer Associates). CA was a negative largely because of poor management execution, eventually leading to the departures of several of the company's senior executives. Despite this recent disappointment, we continued to hold CA. We liked the company's strong free-cash-flow yield and were optimistic that the new management may be able to reverse recent troubles.

In consumer discretionary, we also lost ground with our holdings in Premiere, a German pay-television company that fell sharply after losing the live broadcast rights to German soccer league games.

On the positive side, stock selection in the energy sector significantly enhanced performance. In particular, our position in Kerr-McGee did very well. This U.S.-based energy exploration and production company had been the portfolio's largest holding when, late in the reporting period, it agreed to be acquired by Anadarko Petroleum for a 40 percent premium - which resulted in significant valuation gains for the Fund. Another notable positive was our materials sector exposure. Materials stocks generally have benefited from worldwide economic growth and rising commodity prices. For most of the past 12 months, many of our individual materials holdings were very strong performers. Two particular standouts were platinum miner Lonmin (South Africa-based but listed on the U.K. stock market) and Lihir Gold (based in Papua New Guinea).

Our overall management strategy remained consistent during the past year. We continued to follow our "bottom-up" - meaning stock-by-stock - security selection approach, emphasizing companies that we believed offered an attractive risk/reward balance, inexpensive valuations, and at least one potential catalyst that could unlock hidden value in their shares.

One significant area of emphasis during the period was in the energy sector, where we found a number of names we believed were attractively valued. Among our U.S. investments, we tended to favor energy exploration and production companies. We noted that many of these names were being valued as if oil prices were significantly lower than current levels - and significantly lower than we believe they are likely to be in the foreseeable future. On the international side of the portfolio, we tended to favor some of the more diversified integrated oil companies, such as Total (France) and Royal Dutch Shell (headquartered in the Netherlands), which we believed offered some upside potential along with reduced downside risk.

Another recent area of emphasis was the telecommunications sector, which until recently was weighed down by a variety of concerns, including greater competition, a potential market shift to low-cost Internet telephone calling, and mobile number portability. However, we found a number of attractively valued telecom companies offering favorable cash flows and dividend yields. As the period progressed, the portfolio's telecom stocks began to recover nicely, and we are hopeful that the market may finally be coming around to share our assessment of their value.

Of final note, with global stock markets performing well in absolute terms throughout most of the past year, we trimmed a number of our positions that had appreciated to become larger-than-desired portions of the portfolio. In many cases, we used the sale proceeds to add to our positions in stocks that we believed offered a potentially better risk reward profile.

Nuveen Tradewinds Value Opportunities Fund

The Nuveen Tradewinds Value Opportunities Fund's Class A shares at net asset value turned in extremely strong results over the past twelve months ended
June 30, 2006 and far outpaced both the Lipper Mid-Cap Core Funds Index and the Russell Midcap Value Index.

Gains were driven primarily by the materials and processing sector and were enhanced by the Fund's heavily overweight position in this sector. Mining companies within the gold industry performed particularly well as worldwide demand for commodities continued to increase. Several of the Fund's gold mining company investments, notably Lihir Gold Limited and Bema Gold, registered healthy gains and benefited from a significant increase in the price of gold, inclusive of May-June's sharp gold price correction. Also contributing to performance was technology company Maxtor, which appreciated significantly in December after Seagate Technology announced it would acquire the firm.

                             Annual Report  Page 6

Detracting from performance were publishing company Scholastic Corp. and consumer goods company Tyson Foods. Scholastic's performance can be attributed to the market's concern about the company's ability to generate revenues in the post-Harry Potter era. Tyson faced issues with the bird flu virus, as well as difficult near-term dynamics in both the chicken and beef industries. However, we continue to believe both are attractive long term investments. For example, Tyson is a well-diversified food company and has the potential to continue benefiting from the popularity of high protein diets as well as increased foreign demand.

Finding value opportunities in the finance and healthcare sectors was challenging, especially in the capitalization range in which the Fund operates, and thus the Fund remained underweight in those sectors over the past twelve months. Looking forward, we continue to find value opportunities in the materials and processing (particularly in gold mining), utilities and consumer staples sectors, as well as companies that benefit from the agricultural industry. We are also finding value opportunities in the international arena and have invested in a wide range of American Depositary Receipts ("ADRs"). Convertible bond investments have also become more attractive in our view, particularly in the technology sector.

                             Annual Report  Page 7

     Nuveen NWQ Multi-Cap Value Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                                                      Lipper
                Nuveen NWQ         Nuveen NWQ        Multi-Cap
             Multi-Cap Value       Multi-Cap        Value Funds  Russell 3000    S&P 500
              Fund (Offer)      Value Fund (NAV)      Index       Value Index     Index
             ---------------    ----------------   ----------    ------------   ----------
11/30/1997     $ 9,425.00           $10,000.00      $10,000.00     $10,000.00   $10,000.00
12/31/1997       9,697.04            10,288.63       10,218.00      10,297.00    10,172.00
 1/31/1998       9,606.91            10,193.01       10,194.50      10,147.69    10,284.91
 2/28/1998      10,309.45            10,938.41       10,895.88      10,823.53    11,026.45
 3/31/1998      11,079.98            11,755.94       11,385.11      11,464.28    11,591.01
 4/30/1998      11,273.29            11,961.05       11,448.86      11,538.80    11,708.07
 5/31/1998      10,723.36            11,377.57       11,194.70      11,344.95    11,506.70
 6/30/1998      10,965.54            11,634.52       11,182.38      11,470.88    11,973.87
 7/31/1998      10,464.78            11,103.21       10,749.62      11,205.90    11,846.94
 8/31/1998       8,576.75             9,099.99        9,104.93       9,530.62    10,133.88
 9/30/1998       9,004.80             9,554.16        9,481.88      10,076.72    10,783.46
10/31/1998       9,764.68            10,360.40       10,262.23      10,817.36    11,660.15
11/30/1998      10,055.61            10,669.09       10,705.56      11,304.14    12,366.76
12/31/1998      10,389.80            11,023.66       10,883.28      11,686.22    13,079.08
 1/31/1999      10,839.75            11,501.07       10,921.37      11,751.67    13,625.79
 2/28/1999      10,356.13            10,987.93       10,666.90      11,536.61    13,202.03
 3/31/1999      10,894.33            11,558.97       10,961.31      11,751.19    13,730.11
 4/30/1999      12,090.57            12,828.19       11,935.77      12,847.58    14,261.46
 5/31/1999      12,264.79            13,013.04       11,873.70      12,743.51    13,924.89
 6/30/1999      12,635.42            13,406.28       12,256.03      13,120.72    14,697.72
 7/31/1999      12,121.71            12,861.23       11,839.33      12,741.53    14,239.16
 8/31/1999      11,539.57            12,243.58       11,432.05      12,270.09    14,169.38
 9/30/1999      11,095.26            11,772.16       10,939.33      11,854.14    13,781.14
10/31/1999      11,623.12            12,332.22       11,277.36      12,469.37    14,653.49
11/30/1999      11,817.07            12,538.00       11,272.85      12,382.08    14,950.95
12/31/1999      12,525.66            13,289.83       11,529.87      12,462.57    15,831.57
 1/31/2000      11,650.97            12,361.77       11,032.93      12,061.27    15,036.82
 2/29/2000      10,796.62            11,455.30       10,452.60      11,274.88    14,752.63
 3/31/2000      12,539.41            13,304.41       11,557.44      12,550.07    16,195.43
 4/30/2000      12,209.72            12,954.61       11,535.48      12,418.29    15,707.95
 5/31/2000      12,464.80            13,225.25       11,695.82      12,527.57    15,385.94
 6/30/2000      12,012.69            12,745.56       11,442.02      12,018.95    15,765.97
 7/31/2000      12,139.20            12,879.79       11,539.28      12,186.01    15,520.02
 8/31/2000      13,000.16            13,793.28       12,272.02      12,855.03    16,483.81
 9/30/2000      12,879.04            13,664.76       12,101.44      12,960.44    15,613.47
10/31/2000      13,194.31            13,999.26       12,389.46      13,254.64    15,547.89
11/30/2000      12,665.02            13,437.68       11,932.29      12,776.15    14,322.72
12/31/2000      13,944.41            14,795.14       12,642.26      13,462.23    14,392.90
 1/31/2001      14,292.46            15,164.41       13,120.14      13,534.92    14,903.85
 2/28/2001      14,002.59            14,856.86       12,760.64      13,183.01    13,544.62
 3/31/2001      13,910.77            14,759.43       12,312.75      12,734.79    12,685.89
 4/30/2001      14,386.49            15,264.18       13,110.61      13,356.25    13,671.58
 5/31/2001      14,713.06            15,610.67       13,400.36      13,659.44    13,763.18
 6/30/2001      14,728.75            15,627.32       13,173.89      13,416.30    13,428.74
 7/31/2001      14,991.68            15,906.29       13,156.76      13,369.34    13,297.13
 8/31/2001      14,584.18            15,473.93       12,668.65      12,866.65    12,464.73
 9/30/2001      13,343.45            14,157.51       11,370.11      11,924.82    11,457.58
10/31/2001      13,322.31            14,135.08       11,604.34      11,849.69    11,676.42
11/30/2001      14,296.32            15,168.51       12,444.49      12,550.01    12,572.00
12/31/2001      14,756.27            15,656.52       12,805.38      12,878.82    12,682.64
 1/31/2002      14,958.40            15,870.98       12,638.91      12,798.97    12,497.47
 2/28/2002      15,058.14            15,976.81       12,473.34      12,823.29    12,256.27
 3/31/2002      15,864.28            16,832.13       13,109.48      13,456.76    12,717.11
 4/30/2002      16,134.54            17,118.88       12,724.06      13,066.51    11,946.45
 5/31/2002      16,142.51            17,127.33       12,711.34      13,091.34    11,858.05
 6/30/2002      14,886.07            15,794.24       11,738.92      12,376.55    11,013.75
 7/31/2002      13,425.05            14,244.09       10,764.59      11,174.79    10,155.78
 8/31/2002      13,797.97            14,639.75       10,935.75      11,249.66    10,221.79
 9/30/2002      11,632.08            12,341.73        9,750.31      10,030.19     9,110.68
10/31/2002      12,471.86            13,232.74       10,271.95      10,730.30     9,912.43
11/30/2002      14,039.66            14,896.19       11,037.21      11,418.11    10,496.27
12/31/2002      13,450.87            14,271.48       10,550.47      10,922.57     9,880.14
 1/31/2003      13,770.86            14,610.99       10,333.13      10,654.97     9,621.28
 2/28/2003      13,165.17            13,968.35       10,067.57      10,366.22     9,476.96
 3/31/2003      13,188.03            13,992.60       10,105.83      10,390.06     9,568.88
 4/30/2003      14,536.54            15,423.39       10,984.03      11,309.58    10,357.36
 5/30/2003      16,605.03            17,618.07       11,902.29      12,069.58    10,903.19
 6/30/2003      16,685.03            17,702.95       11,989.18      12,224.07    11,042.75
 7/31/2003      17,027.87            18,066.70       12,154.63      12,436.77    11,237.11
 8/31/2003      17,667.84            18,745.72       12,535.07      12,650.68    11,456.23
 9/30/2003      17,382.14            18,442.59       12,390.91      12,525.44    11,334.79
10/31/2003      18,353.53            19,473.24       13,073.65      13,310.79    11,976.34
11/30/2003      18,502.09            19,630.87       13,352.12      13,517.10    12,081.73
12/31/2003      19,805.37            21,013.66       14,009.05      14,322.72    12,714.82
 1/31/2004      20,522.36            21,774.39       14,304.64      14,593.42    12,948.77
 2/29/2004      21,227.60            22,522.65       14,577.86      14,904.26    13,128.76
 3/31/2004      21,192.34            22,485.24       14,451.03      14,799.93    12,930.51
 4/30/2004      20,522.36            21,774.39       14,185.13      14,406.26    12,727.50
 5/31/2004      20,816.21            22,086.16       14,251.80      14,554.64    12,901.87
 6/30/2004      21,815.29            23,146.20       14,653.70      14,928.69    13,152.17
 7/31/2004      21,086.66            22,373.12       14,234.60      14,677.89    12,716.83
 8/31/2004      21,133.05            22,422.34       14,284.43      14,881.91    12,767.70
 9/30/2004      21,967.81            23,308.02       14,572.97      15,142.35    12,905.59
10/31/2004      21,803.05            23,133.21       14,763.88      15,392.20    13,103.05
11/30/2004      23,460.32            24,891.58       15,537.50      16,220.30    13,633.72
12/31/2004      24,143.01            25,615.93       16,098.41      16,749.08    14,097.26
 1/31/2005      23,561.16            24,998.58       15,747.46      16,420.80    13,753.29
 2/28/2005      24,345.75            25,831.04       16,163.20      16,946.26    14,042.11
 3/31/2005      23,739.54            25,187.84       15,933.68      16,703.93    13,793.57
 4/30/2005      23,205.40            24,621.12       15,552.86      16,358.16    13,531.49
 5/31/2005      24,298.38            25,780.77       16,058.33      16,801.47    13,961.79
 6/30/2005      24,475.76            25,968.97       16,255.85      17,033.33    13,981.34
 7/31/2005      25,403.39            26,953.20       16,805.30      17,568.17    14,501.44
 8/31/2005      25,724.20            27,293.58       16,679.26      17,462.76    14,369.48
 9/30/2005      26,115.20            27,708.44       16,819.36      17,682.79    14,485.87
10/31/2005      25,284.74            26,827.31       16,407.29      17,233.65    14,243.96
11/30/2005      26,437.72            28,050.64       16,958.57      17,812.70    14,782.38
12/31/2005      26,839.58            28,477.01       17,116.29      17,898.20    14,786.81
 1/31/2006      28,251.34            29,974.90       17,681.12      18,662.46    15,178.66
 2/28/2006      27,683.49            29,372.40       17,709.41      18,765.10    15,219.65
 3/31/2006      28,394.95            30,127.27       17,999.85      19,078.48    15,408.37
 4/30/2006      29,349.02            31,139.55       18,356.25      19,523.00    15,614.84
 5/31/2006      28,321.81            30,049.66       17,882.66      19,001.74    15,165.13
 6/30/2006      28,743.80            30,497.40       17,846.89      19,132.85    15,186.37

================================================================================

     Nuveen NWQ Small-Cap Value Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

             Nuveen NWQ      Nuveen NWQ     Lipper Small-
          Small-Cap Value  Small-Cap Value    Cap Value     Russell 2000
             Fund (Offer)    Fund (NAV)     Funds Index      Value Index
           --------------- ---------------  --------------  ------------
12/31/2004      $ 9425        $10000          $10000          $10000
 1/31/2005        9191          9752            9717            9613
 2/28/2005        9577         10162            9996            9804
 3/31/2005        9322          9890            9825            9602
 4/30/2005        8617          9143            9293            9107
 5/31/2005        8940          9485            9769            9662
 6/30/2005        9349          9919           10134           10089
 7/31/2005       10268         10895           10703           10664
 8/31/2005       10102         10718           10562           10418
 9/30/2005       10143         10761           10604           10401
10/31/2005        9752         10347           10296           10140
11/30/2005       10349         10980           10721           10551
12/31/2005       10523         11165           10745           10470
 1/31/2006       11607         12315           11545           11336
 2/28/2006       11388         12083           11494           11335
 3/31/2006       12022         12755           11987           11883
 4/30/2006       12095         12833           12090           11915
 5/31/2006       11667         12378           11603           11422
 6/30/2006       11880         12605           11580           11563

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Small-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Value Funds category. The Russell 2000 Value Index is a market capitalization-weighted index of those firms in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 8

     Nuveen NWQ Global Value Fund

     Growth of an Assumed $10,000 Investment


                               [CHART]

            Nuveen NWQ     Nuveen NWQ    Lipper Global
           Global Value   Global Value  Multi-Cap Core  MSCI World
            Fund (Offer)   Fund (NAV)     Funds Index   Value Index
           -------------   ----------     ----------    -----------
12/31/2004   $ 9425         $10000          $10000         $10000
1/31/2005      9121           9677            9873           9819
2/28/2005      9439          10015           10182          10189
3/31/2005      9248           9812            9996           9990
4/30/2005      9089           9644            9817           9773
5/31/2005      9275           9841            9984           9868
6/30/2005      9412           9986           10102           9994
7/31/2005      9630          10218           10473          10278
8/31/2005      9844          10445           10523          10341
9/30/2005     10075          10690           10813          10650
10/31/2005     9862          10463           10589          10360
11/30/2005    10180          10801           10873          10714
12/31/2005    10426          11062           11133          10955
1/31/2006     10829          11490           11557          11428
2/28/2006     10682          11333           11607          11513
3/31/2006     10962          11630           11842          11733
4/30/2006     11278          11967           12138          12174
5/31/2006     11012          11684           11829          11811
6/30/2006     10994          11664           11805          11823

================================================================================

     Nuveen Tradewinds Value Opportunities Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                                                                    Lipper          Russell
           Nuveen Tradewinds Value    Nuveen Tradewinds Value    Mid-Cap Core        Midcap
          Opportunities Fund (Offer)  Opportunities Fund (NAV)    Funds Index      Value Index
          --------------------------  ------------------------  --------------   ---------------
12/31/2004        $9425                      $10000                $10000           $10000
 1/31/2005         9090                        9645                  9738             9767
 2/28/2005         9580                       10165                  9980            10108
 3/31/2005         9406                        9980                  9878            10078
 4/30/2005         8967                        9514                  9500             9811
 5/31/2005         9246                        9810                  9952            10217
 6/30/2005         9644                       10232                 10187            10551
 7/31/2005        10001                       10611                 10658            11053
 8/31/2005        10170                       10790                 10595            10967
 9/30/2005        10660                       11311                 10683            11116
10/31/2005        10235                       10859                 10407            10776
11/30/2005        10784                       11442                 10839            11156
12/31/2005        11213                       11897                 10946            11264
 1/31/2006        11862                       12585                 11508            11753
 2/28/2006        11945                       12674                 11492            11865
 3/31/2006        12363                       13117                 11806            12124
 4/30/2006        12841                       13625                 11926            12240
 5/31/2006        12488                       13250                 11454            11984
 6/30/2006        12483                       13245                 11417            12056



The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Core Funds category. The MSCI World Value Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 9

  Fund Spotlight as of 6/30/06                   Nuveen NWQ Multi-Cap Value Fund

================================================================================

       Quick Facts
                                      A Shares B Shares C Shares R Shares
       ------------------------------------------------------------------
       NAV                              $23.81   $23.42   $23.42   $23.76
       ------------------------------------------------------------------
       Latest Long-Term Capital Gains
        Distribution                   $0.2059  $0.2059  $0.2059  $0.2059
       ------------------------------------------------------------------
       Inception Date                 12/09/02 12/09/02 12/09/02 11/04/97
       ------------------------------------------------------------------

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R total returns are actual and reflect the performance of the predecessor funds. The returns for Class A, B and C shares are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 6/30/06

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                17.45%     10.68%
                        ------------------------------------------
                        5-Year                14.31%     12.96%
                        ------------------------------------------
                        Since Inception       13.26%     12.49%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                16.57%     12.57%
                        ------------------------------------------
                        5-Year                13.46%     13.34%
                        ------------------------------------------
                        Since Inception       12.47%     12.47%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                16.57%
                        ------------------------------------------
                        5-Year                13.46%
                        ------------------------------------------
                        Since Inception       12.41%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                17.77%
                        ------------------------------------------
                        5-Year                14.62%
                        ------------------------------------------
                        Since Inception       13.55%
                        ------------------------------------------

                          Top Five Common Stock Holdings/2/
                          Kerr-McGee Corporation    7.6%
                          ---------------------------------
                          CA, Inc.                  6.7%
                          ---------------------------------
                          Noble Energy, Inc.        5.2%
                          ---------------------------------
                          Altria Group, Inc.        4.4%
                          ---------------------------------
                          Viacom Inc., Class B      4.2%
                          ---------------------------------

Portfolio Allocation/2/
                                    [CHART]

Portfolio Allocation-As a % of total market value
-------------------------------------------------

Common Stocks              92.9%
Short-Term Investments      7.1%

           Portfolio Statistics
           Net Assets ($000)                                $988,583
           ---------------------------------------------------------
           Average Market Capitalization (Common Stocks) $26 billion
           ---------------------------------------------------------
           Number of Common Stocks                                49
           ---------------------------------------------------------
           Expense Ratio/3/                                    1.33%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid December 5, 2005.
2As a percentage of total holdings as of June 30, 2006. Holdings are subject to change.
3Class A shares after credit/reimbursement for the twelve months ended June 30, 2006.

                            Annual Report  Page 10

  Fund Spotlight as of 6/30/06                   Nuveen NWQ Multi-Cap Value Fund

================================================================================


               Industries/1/
               Oil, Gas & Consumable Fuels                  15.8%
               --------------------------------------------------
               Thrifts & Mortgage Finance                   12.4%
               --------------------------------------------------
               Media                                         9.3%
               --------------------------------------------------
               Insurance                                     8.2%
               --------------------------------------------------
               Software                                      6.7%
               --------------------------------------------------
               Metals & Mining                               5.8%
               --------------------------------------------------
               Aerospace & Defense                           4.8%
               --------------------------------------------------
               Tobacco                                       4.4%
               --------------------------------------------------
               Real Estate                                   4.0%
               --------------------------------------------------
               Consumer Finance                              2.7%
               --------------------------------------------------
               Paper & Forest Products                       2.5%
               --------------------------------------------------
               Independent Power Producers & Energy Traders  2.0%
               --------------------------------------------------
               Short-Term Investments                        7.1%
               --------------------------------------------------
               Other                                        14.3%
               --------------------------------------------------

1As a percentage of total holdings as of June 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/06) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/06)    $1,071.10 $1,067.50 $1,067.00 $1,072.70   $1,018.15 $1,014.48 $1,014.43 $1,019.39
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period       $6.88    $10.66    $10.71     $5.60       $6.71    $10.39    $10.44     $5.46
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.34%, 2.08%, 2.09% and 1.09% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 11

  Fund Spotlight as of 06/30/06                  Nuveen NWQ Small-Cap Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $26.10   $25.89   $25.91   $26.15
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                  Average Annual Total Returns as of 6/30/06

                  A Shares                          NAV  Offer
                  --------------------------------------------
                  1-Year                         27.08% 19.78%
                  --------------------------------------------
                  Since Inception                19.73% 15.27%
                  --------------------------------------------

                  B Shares                     w/o CDSC w/CDSC
                  --------------------------------------------
                  1-Year                         26.17% 22.17%
                  --------------------------------------------
                  Since Inception                18.89% 16.55%
                  --------------------------------------------

                  C Shares                          NAV
                  --------------------------------------------
                  1-Year                         26.22%
                  --------------------------------------------
                  Since Inception                18.92%
                  --------------------------------------------

                  R Shares                          NAV
                  --------------------------------------------
                  1-Year                         27.41%
                  --------------------------------------------
                  Since Inception                20.05%
                  --------------------------------------------
                  Top Five Common Stock Holdings/1/
                  Fossil Inc.                             4.2%
                  --------------------------------------------
                  Casey's General Stores, Inc.            3.7%
                  --------------------------------------------
                  Sauer-Danfoss, Inc.                     3.6%
                  --------------------------------------------
                  General Cable Corporation               3.6%
                  --------------------------------------------
                  Griffon Corporation                     3.5%
                  --------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Portfolio Allocation-As a % of total market value
-------------------------------------------------
Common Stocks             90.5%
Short-Term Investments     9.5%

            Portfolio Statistics
            Net Assets ($000)                                $54,657
            --------------------------------------------------------
            Average Market Capitalization (Common Stocks) $1 billion
            --------------------------------------------------------
            Number of Common Stocks                               46
            --------------------------------------------------------
            Expense Ratio/2/                                   1.40%
            --------------------------------------------------------


--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2006. Holdings are subject to change.
2Class A shares after credit/reimbursement for the twelve months ended June 30, 2006.

                            Annual Report  Page 12

  Fund Spotlight as of 06/30/06                  Nuveen NWQ Small-Cap Value Fund

================================================================================


                    Industries/1/
                    Paper & Forest Products            11.7%
                    ----------------------------------------
                    Oil, Gas & Consumable Fuels        11.5%
                    ----------------------------------------
                    Machinery                           9.4%
                    ----------------------------------------
                    Metals & Mining                     8.1%
                    ----------------------------------------
                    Real Estate                         7.2%
                    ----------------------------------------
                    Food Products                       5.5%
                    ----------------------------------------
                    Electronic Equipment & Instruments  4.8%
                    ----------------------------------------
                    Textiles, Apparel & Luxury Goods    4.2%
                    ----------------------------------------
                    Multiline Retail                    3.7%
                    ----------------------------------------
                    Building Products                   3.5%
                    ----------------------------------------
                    Electrical Equipment                3.0%
                    ----------------------------------------
                    Thrifts & Mortgage Finance          2.8%
                    ----------------------------------------
                    Road & Rail                         2.4%
                    ----------------------------------------
                    Short-Term Investments              9.5%
                    ----------------------------------------
                    Other                              12.7%
                    ----------------------------------------

1As a percentage of total holdings as of June 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     Hypothetical Performance

                                            Actual Performance                      (5% return before expenses)
                                  --------------------------------------- -   ---------------------------------------
                                  A Shares  B Shares  C Shares  R Shares      A Shares  B Shares  C Shares  R Shares
                                  --------- --------- --------- --------- -   --------- --------- --------- ---------
Beginning Account Value (1/01/06) $1,000.00 $1,000.00 $1,000.00 $1,000.00     $1,000.00 $1,000.00 $1,000.00 $1,000.00
---------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/06)    $1,128.90 $1,125.20 $1,124.60 $1,130.60     $1,017.95 $1,014.28 $1,014.23 $1,019.09
---------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period       $7.28    $11.17    $11.22     $6.08         $6.90    $10.59    $10.64     $5.76
---------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.38%, 2.12%, 2.13% and 1.15% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 13

  Fund Spotlight as of 06/30/06                     Nuveen NWQ Global Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $23.95   $23.74   $23.75   $24.00
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                     Average Annual Total Returns as of 6/30/06

                     A Shares                      NAV   Offer
                     ------------------------------------------
                     1-Year                     16.81%  10.11%
                     ------------------------------------------
                     Since Inception            12.98%   8.77%
                     ------------------------------------------

                     B Shares                 w/o CDSC  w/CDSC
                     ------------------------------------------
                     1-Year                     15.94%  11.94%
                     ------------------------------------------
                     Since Inception            12.16%   9.74%
                     ------------------------------------------

                     C Shares                      NAV
                     ------------------------------------------
                     1-Year                     15.99%
                     ------------------------------------------
                     Since Inception            12.19%
                     ------------------------------------------

                     R Shares                      NAV
                     ------------------------------------------
                     1-Year                     17.15%
                     ------------------------------------------
                     Since Inception            13.30%
                     ------------------------------------------
                     Top Five Common Stock Holdings/1/
                     Kerr-McGee Corporation               2.9%
                     ------------------------------------------
                     CA, Inc.                             2.5%
                     ------------------------------------------
                     Noble Energy, Inc.                   2.3%
                     ------------------------------------------
                     Altria Group, Inc.                   2.3%
                     ------------------------------------------
                     Fannie Mae                           2.1%
                     ------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Portfolio Allocation-As a % of total market value
-------------------------------------------------
Common Stocks             94.4%
Short-Term Investments     5.6%

           Portfolio Statistics
           Net Assets ($000)                                 $11,212
           ---------------------------------------------------------
           Average Market Capitalization (Common Stocks) $40 billion
           ---------------------------------------------------------
           Number of Common Stocks                                83
           ---------------------------------------------------------
           Expense Ratio/2/                                    1.61%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2006. Holdings are subject to change.
2Class A shares after credit/reimbursement for the twelve months ended June 30, 2006.

                            Annual Report  Page 14

  Fund Spotlight as of 06/30/06                     Nuveen NWQ Global Value Fund

================================================================================

                          Country Allocation/1/
                          United States          47.8%
                          ----------------------------
                          Japan                  11.1%
                          ----------------------------
                          United Kingdom          7.1%
                          ----------------------------
                          Italy                   4.8%
                          ----------------------------
                          Canada                  3.4%
                          ----------------------------
                          South Korea             2.8%
                          ----------------------------
                          Netherlands             2.4%
                          ----------------------------
                          Bermuda                 1.9%
                          ----------------------------
                          Taiwan                  1.9%
                          ----------------------------
                          Australia               1.8%
                          ----------------------------
                          Finland                 1.5%
                          ----------------------------
                          Belgium                 1.5%
                          ----------------------------
                          South Africa            1.4%
                          ----------------------------
                          France                  1.1%
                          ----------------------------
                          Papua New Guinea        1.0%
                          ----------------------------
                          Portugal                0.9%
                          ----------------------------
                          Germany                 0.9%
                          ----------------------------
                          Switzerland             0.7%
                          ----------------------------
                          Hong Kong               0.4%
                          ----------------------------
                          Short-Term Investments  5.6%
                          ----------------------------

                  Industries/1/
                  Diversified Telecommunication Services 10.7%
                  --------------------------------------------
                  Metals & Mining                         9.8%
                  --------------------------------------------
                  Oil, Gas & Consumable Fuels             9.3%
                  --------------------------------------------
                  Software                                5.3%
                  --------------------------------------------
                  Media                                   5.3%
                  --------------------------------------------
                  Insurance                               4.7%
                  --------------------------------------------
                  Thrifts & Mortgage Finance              4.5%
                  --------------------------------------------
                  Electric Utilities                      3.5%
                  --------------------------------------------
                  Diversified Financial Services          3.4%
                  --------------------------------------------
                  Aerospace & Defense                     3.4%
                  --------------------------------------------
                  Industrial Conglomerates                2.8%
                  --------------------------------------------
                  Paper & Forest Products                 2.7%
                  --------------------------------------------
                  Commercial Services & Supplies          2.6%
                  --------------------------------------------
                  Tobacco                                 2.3%
                  --------------------------------------------
                  Multi-Utilities                         1.9%
                  --------------------------------------------
                  Electronic Equipment & Instruments      1.8%
                  --------------------------------------------
                  Consumer Finance                        1.7%
                  --------------------------------------------
                  Commercial Banks                        1.5%
                  --------------------------------------------
                  Health Care Providers & Services        1.5%
                  --------------------------------------------
                  Road & Rail                             1.5%
                  --------------------------------------------
                  Short-Term Investments                  5.6%
                  --------------------------------------------
                  Other                                  14.2%
                  --------------------------------------------

1As a percentage of total holdings as of June 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     Hypothetical Performance

                                            Actual Performance                      (5% return before expenses)
                                  --------------------------------------- -   ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares      A Shares  B Shares  C Shares  R Shares
---------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/06) $1,000.00 $1,000.00 $1,000.00 $1,000.00     $1,000.00 $1,000.00 $1,000.00 $1,000.00
---------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/06)    $1,054.60 $1,050.40 $1,050.40 $1,055.40     $1,016.76 $1,012.99 $1,013.04 $1,017.50
---------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    8.25 $   12.10 $   12.05 $    7.49     $    8.10 $   11.88 $   11.83 $    7.35
---------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.62%, 2.38%, 2.37% and 1.47% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 15

  Fund Spotlight as of 06/30/06       Nuveen Tradewinds Value Opportunities Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $26.90   $26.66   $26.66   $26.95
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

               Average Annual Total Returns as of 6/30/06

               A Shares                               NAV  Offer
               -------------------------------------------------
               1-Year                              29.45% 21.98%
               -------------------------------------------------
               Since Inception                     22.02% 17.47%
               -------------------------------------------------

               B Shares                          w/o CDSC w/CDSC
               -------------------------------------------------
               1-Year                              28.49% 24.49%
               -------------------------------------------------
               Since Inception                     21.11% 18.79%
               -------------------------------------------------

               C Shares                               NAV
               -------------------------------------------------
               1-Year                              28.49%
               -------------------------------------------------
               Since Inception                     21.11%
               -------------------------------------------------

               R Shares                               NAV
               -------------------------------------------------
               1-Year                              29.80%
               -------------------------------------------------
               Since Inception                     22.30%
               -------------------------------------------------
               Top Five Common Stock Holdings/1/
               AGCO Corporation                             4.3%
               -------------------------------------------------
               Apex Silver Mines Limited                    4.2%
               -------------------------------------------------
               Tyson Foods, Inc., Class A                   4.1%
               -------------------------------------------------
               AngloGold Ashanti Limited, Sponsored ADR     3.2%
               -------------------------------------------------
               Lihir Gold Limited, Sponsored ADR            2.6%
               -------------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Portfolio Allocation/1/-As a % of total market value
----------------------------------------------------
Common Stocks              70.0%
Convertible Bonds          13.0%
Short-Term Investments     17.0%

            Portfolio Statistics
            Net Assets ($000)                               $133,924
            --------------------------------------------------------
            Average Market Capitalization (Common Stocks) $6 billion
            --------------------------------------------------------
            Number of Common Stocks                               65
            --------------------------------------------------------
            Expense Ratio/2/                                   1.48%
            --------------------------------------------------------


--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2006. Holdings are subject to change.
2Class A shares after credit/reimbursement for the twelve months ended June 30, 2006.

                            Annual Report  Page 16

  Fund Spotlight as of 06/30/06       Nuveen Tradewinds Value Opportunities Fund

================================================================================

                          Country Allocation/1/
                          United States          51.8%
                          ----------------------------
                          Canada                 10.7%
                          ----------------------------
                          Cayman Islands          4.3%
                          ----------------------------
                          South Africa            3.2%
                          ----------------------------
                          Japan                   3.1%
                          ----------------------------
                          Papua New Guinea        2.6%
                          ----------------------------
                          South Korea             2.3%
                          ----------------------------
                          France                  1.4%
                          ----------------------------
                          Portugal                1.3%
                          ----------------------------
                          Brazil                  1.2%
                          ----------------------------
                          Mexico                  0.5%
                          ----------------------------
                          Taiwan                  0.3%
                          ----------------------------
                          Greece                  0.3%
                          ----------------------------
                          Short-Term Investments 17.0%
                          ----------------------------

                    Industries/1/
                    Metals & Mining                    18.5%
                    ----------------------------------------
                    Electric Utilities                  9.1%
                    ----------------------------------------
                    Food Products                       7.5%
                    ----------------------------------------
                    Machinery                           5.6%
                    ----------------------------------------
                    Media                               4.8%
                    ----------------------------------------
                    Paper & Forest Products             4.3%
                    ----------------------------------------
                    Computers & Peripherals             3.7%
                    ----------------------------------------
                    Chemicals                           2.8%
                    ----------------------------------------
                    Aerospace & Defense                 2.6%
                    ----------------------------------------
                    Electronic Equipment & Instruments  2.1%
                    ----------------------------------------
                    Commercial Services & Supplies      2.0%
                    ----------------------------------------
                    Household Products                  2.0%
                    ----------------------------------------
                    Food & Staples Retailing            2.0%
                    ----------------------------------------
                    Multi-Utilities                     1.9%
                    ----------------------------------------
                    Short-Term Investments             17.0%
                    ----------------------------------------
                    Other                              14.1%
                    ----------------------------------------

1As a percentage of total holdings as of June 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                    Hypothetical Performance

                                           Actual Performance                      (5% return before expenses)
                                 --------------------------------------- -   ---------------------------------------

                                  A Shares  B Shares  C Shares  R Shares      A Shares  B Shares  C Shares  R Shares
--------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/1/06) $1,000.00 $1,000.00 $1,000.00 $1,000.00     $1,000.00 $1,000.00 $1,000.00 $1,000.00
--------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/06)   $1,113.40 $1,109.40 $1,109.40 $1,114.60     $1,017.55 $1,013.84 $1,013.84 $1,018.74
--------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period  $    7.65 $   11.56 $   11.56 $    6.40     $    7.30 $   11.03 $   11.03 $    6.11
--------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.46%, 2.21%, 2.21% and 1.22% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 17

Portfolio of Investments
NUVEEN NWQ MULTI-CAP VALUE FUND
June 30, 2006

   Shares Description                                                            Value
--------------------------------------------------------------------------------------
          COMMON STOCKS - 92.4%

          Aerospace & Defense - 4.8%

  253,200 Lockheed Martin Corporation                                  $    18,164,568

  285,000 Northrop Grumman Corporation                                      18,257,100

  250,000 Raytheon Company                                                  11,142,500
--------------------------------------------------------------------------------------
          Total Aerospace & Defense                                         47,564,168
          ---------------------------------------------------------------------------
          Commercial Banks - 1.4%

   71,710 Bank of America Corporation                                        3,449,251

  200,000 Wachovia Corporation                                              10,816,000
--------------------------------------------------------------------------------------
          Total Commercial Banks                                            14,265,251
          ---------------------------------------------------------------------------
          Commercial Services & Supplies - 1.9%

  450,000 Pitney Bowes Inc.                                                 18,585,000
--------------------------------------------------------------------------------------
          Computers & Peripherals - 0.5%

2,200,000 Quantum Corporation, (1)                                           5,764,000
--------------------------------------------------------------------------------------
          Consumer Finance - 2.7%

  950,000 Americredit Corp., (1)                                            26,524,000
--------------------------------------------------------------------------------------
          Containers & Packaging - 1.1%

  500,000 Packaging Corp. of America                                        11,010,000
--------------------------------------------------------------------------------------
          Diversified Financial Services - 1.9%

  450,000 JPMorgan Chase & Co.                                              18,900,000
--------------------------------------------------------------------------------------
          Diversified Telecommunication Services - 1.6%

   35,000 Embarq Corporation, (1)                                            1,434,650

  700,000 Sprint Nextel Corporation                                         13,993,000
--------------------------------------------------------------------------------------
          Total Diversified Telecommunication Services                      15,427,650
          ---------------------------------------------------------------------------
          Electronic Equipment & Instruments - 1.3%

  399,152 Agilent Technologies Inc., (1)                                    12,597,237
--------------------------------------------------------------------------------------
          Food Products - 1.1%

  750,000 Tyson Foods, Inc., Class A                                        11,145,000
--------------------------------------------------------------------------------------
          Health Care Providers & Services - 0.8%

  216,500 Aetna Inc.                                                         8,644,845
--------------------------------------------------------------------------------------
          Independent Power Producers & Energy Traders - 2.0%

  402,900 NRG Energy Inc., (1)                                              19,411,722
--------------------------------------------------------------------------------------
          Insurance - 8.2%

  450,000 Aon Corporation                                                   15,669,000

  450,000 Genworth Financial Inc.                                           15,678,000

  250,000 Hartford Financial Services Group, Inc.                           21,150,000

  487,200 Loews Corporation                                                 17,271,240

  170,000 MGIC Investment Corporation                                       11,050,000
--------------------------------------------------------------------------------------
          Total Insurance                                                   80,818,240
          ---------------------------------------------------------------------------
          Machinery - 1.2%

  275,000 Ingersoll-Rand Company - Class A                                  11,764,500
--------------------------------------------------------------------------------------
          Media - 9.3%

  675,000 CBS Corporation, Class B                                          18,258,750

  601,400 Comcast Corporation, Special Class A, (1)                         19,713,892

----
18

   Shares Description                                                            Value
--------------------------------------------------------------------------------------
          Media (continued)

  368,758 Liberty Media Corporation, Class A, (1)                      $     6,364,763

   73,751 Liberty Media Corporation, Class A, (1)                            6,178,121

1,150,000 Viamcom Inc., Class B, (1)                                        41,216,000
--------------------------------------------------------------------------------------
          Total Media                                                       91,731,526
          ---------------------------------------------------------------------------
          Metals & Mining - 5.8%

  925,000 Barrick Gold Corporation                                          27,380,000

  412,400 NovaGold Resources Inc., (1)                                       5,286,968

  200,000 POSCO, ADR                                                        13,380,000

  154,800 United States Steel Corporation                                   10,854,576
--------------------------------------------------------------------------------------
          Total Metals & Mining                                             56,901,544
          ---------------------------------------------------------------------------
          Oil, Gas & Consumable Fuels - 15.7%

1,073,622 Kerr-McGee Corporation                                            74,455,686

  301,000 Nexen Inc.                                                        17,018,540

1,100,000 Noble Energy, Inc.                                                51,546,000

  838,800 Warren Resources Inc., (1)                                        12,045,168
--------------------------------------------------------------------------------------
          Total Oil, Gas & Consumable Fuels                                155,065,394
          ---------------------------------------------------------------------------
          Paper & Forest Products - 2.5%

  628,500 Bowater Incorporated                                              14,298,375

  848,700 Sappi Limited, Sponsored ADR                                      10,600,263
--------------------------------------------------------------------------------------
          Total Paper & Forest Products                                     24,898,638
          ---------------------------------------------------------------------------
          Real Estate - 4.0%

  430,000 American Home Mortgage Investment Corp.                           15,849,800

1,446,070 Friedman, Billings, Ramsey Group, Inc., Class A                   15,863,388

  800,000 HomeBanc Corp.                                                     6,352,000

  228,000 MFA Mortgage Investments, Inc.                                     1,568,640
--------------------------------------------------------------------------------------
          Total Real Estate                                                 39,633,828
          ---------------------------------------------------------------------------
          Semiconductors & Equipment - 1.2%

  284,900 Freescale Semiconductor, Inc., (1)                                 8,262,100

  358,000 Mattson Technology, Inc., (1)                                      3,497,660
--------------------------------------------------------------------------------------
          Total Semiconductors & Equipment                                  11,759,760
          ---------------------------------------------------------------------------
          Software - 6.7%

3,200,677 CA, Inc.                                                          65,773,912
--------------------------------------------------------------------------------------
          Thrifts & Mortgage Finance - 12.3%

  900,000 Countrywide Financial Corporation                                 34,272,000

  750,000 Fannie Mae                                                        36,075,000

  800,000 IndyMac Bancorp, Inc.                                             36,680,000

  241,400 Radian Group Inc.                                                 14,913,692
--------------------------------------------------------------------------------------
          Total Thrifts & Mortgage Finance                                 121,940,692
          ---------------------------------------------------------------------------
          Tobacco - 4.4%

  589,700 Altria Group, Inc.                                                43,301,671
--------------------------------------------------------------------------------------
          Total Common Stocks (cost $795,215,707)                          913,428,578
          ---------------------------------------------------------------------------

----
19

Portfolio of Investments
NUVEEN NWQ MULTI-CAP VALUE FUND (continued)
June 30, 2006


   Principal
Amount (000) Description                                                  Coupon Maturity           Value
---------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 7.1%

  $   69,929 Repurchase Agreement with State Street Bank, dated 6/30/06,  4.130%  7/03/06 $    69,928,881
              repurchase price $69,952,948, collateralized by:
              $20,540,000 U.S. Treasury Bonds, 9.875%, due 11/15/15,
              value $27,796,392 $32,615,000 U.S. Treasury Bonds, 9.250%, due 2/15/16, value $43,534,763
---------------------------------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $69,928,881)                                   69,928,881
             -------------------------------------------------------------------------------------------
             Total Investments (cost $865,144,588) - 99.5%                                    983,357,459
             -------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.5%                                               5,225,053
             -------------------------------------------------------------------------------------------
             Net Assets - 100%                                                            $   988,582,512
             -------------------------------------------------------------------------------------------

           (1) Non-income producing.
           ADR American Depositary Receipt.

                                See accompanying notes to financial statements.

----
20

Portfolio of Investments
NUVEEN NWQ SMALL-CAP VALUE FUND
June 30, 2006

 Shares Description                                                          Value
----------------------------------------------------------------------------------
        COMMON STOCKS - 94.0%

        Auto Components - 0.9%
 23,000 Commercial Vehicle Group Inc., (1)                           $     475,640
----------------------------------------------------------------------------------
        Building Products - 3.6%
 75,950 Griffon Corporation, (1)                                         1,982,295
----------------------------------------------------------------------------------
        Commercial Banks - 1.0%
 18,665 Bancorp, Inc., (1)                                                 466,812
----------------------------------------------------------------------------------
        Communications Equipment - 1.1%
 20,000 CommScope Inc., (1)                                                628,400
----------------------------------------------------------------------------------
        Computers & Peripherals - 1.9%
402,300 Quantum Corporation, (1)                                         1,054,026
----------------------------------------------------------------------------------
        Containers & Packaging - 1.1%
 55,500 Smurfit-Stone Container Corporation, (1)                           607,170
----------------------------------------------------------------------------------
        Electrical Equipment - 3.1%
 27,000 Lincoln Electric Holdings Inc.                                   1,691,550
----------------------------------------------------------------------------------
        Electronic Equipment & Instruments - 5.0%

 58,200 General Cable Corporation, (1)                                   2,037,000
 55,400 Keithley Instruments, Inc.                                         705,242
----------------------------------------------------------------------------------
        Total Electronic Equipment & Instruments                         2,742,242
        -------------------------------------------------------------------------
        Food Products - 5.7%

138,600 Del Monte Foods Company                                          1,556,478
 94,900 Premium Standard Farms Inc.                                      1,540,227
----------------------------------------------------------------------------------
        Total Food Products                                              3,096,705
        -------------------------------------------------------------------------
        Household Durables - 1.7%
 56,400 Hooker Furniture Corporation                                       945,828
----------------------------------------------------------------------------------
        Household Products - 1.0%
 14,400 WD 40 Company                                                      483,408
----------------------------------------------------------------------------------
        Insurance - 1.8%

 44,500 PMA Capital Corporation, Class A, (1)                              458,350
202,800 Quanta Capital Holdings Limited, (1)                               525,252
----------------------------------------------------------------------------------
        Total Insurance                                                    983,602
        -------------------------------------------------------------------------
        Machinery - 9.8%

 26,600 Albany International Corporation, Class A                        1,127,574

 34,250 Kadant Inc., (1)                                                   787,750

 17,500 Kennametal Inc.                                                  1,089,375

 13,900 RBC Bearings Inc., (1)                                             315,530
 80,200 Sauer-Danfoss, Inc.                                              2,038,684
----------------------------------------------------------------------------------
        Total Machinery                                                  5,358,913
        -------------------------------------------------------------------------
        Metals & Mining - 8.4%

 33,000 Aleris International Inc., (1)                                   1,513,050

 36,200 Century Aluminum Company, (1)                                    1,291,978

 60,300 Gibraltar Industries Inc.                                        1,748,700
    731 Reliance Steel & Aluminum Company                                   60,636
----------------------------------------------------------------------------------
        Total Metals & Mining                                            4,614,364
        -------------------------------------------------------------------------
        Multiline Retail - 3.9%
 84,400 Casey's General Stores, Inc.                                     2,110,844
----------------------------------------------------------------------------------

----
21

Portfolio of Investments
NUVEEN NWQ SMALL-CAP VALUE FUND (continued)
June 30, 2006

 Shares Description                                                          Value
----------------------------------------------------------------------------------
        Oil, Gas & Consumable Fuels - 11.9%

122,100 Acergy S.A., Sponsored ADR, (1)                              $   1,868,130

 50,000 Denbury Resources Inc., (1)                                      1,583,500

 48,950 Range Resources Corporation                                      1,330,951

121,500 Warren Resources Inc., (1)                                       1,744,740
----------------------------------------------------------------------------------
        Total Oil, Gas & Consumable Fuels                                6,527,321
        -------------------------------------------------------------------------
        Paper & Forest Products - 12.1%

 69,900 Bowater Incorporated                                             1,590,225

140,300 Buckeye Technologies Inc., (1)                                   1,071,892

 49,300 Glatfelter                                                         782,391

126,800 Sappi Limited, Sponsored ADR                                     1,583,732
127,400 Wausau Paper Corp.                                               1,586,130
----------------------------------------------------------------------------------
        Total Paper & Forest Products                                    6,614,370
        -------------------------------------------------------------------------
        Real Estate - 7.5%

 84,900 Anthracite Capital, Inc.                                         1,032,384

 93,700 HomeBanc Corp.                                                     743,978

116,500 New York Mortgage Trust, Inc.                                      466,000

 35,400 RAIT Investment Trust                                            1,033,680

 36,800 Saxon Capital Inc.                                                 420,992
 49,400 Sunset Financial Resources, Inc.                                   415,948
----------------------------------------------------------------------------------
        Total Real Estate                                                4,112,982
        -------------------------------------------------------------------------
        Road & Rail - 2.5%
 63,700 Marten Transport, Ltd., (1)                                      1,384,838
----------------------------------------------------------------------------------
        Semiconductors & Equipment - 2.4%
137,000 Mattson Technology, Inc., (1)                                    1,338,490
----------------------------------------------------------------------------------
        Specialty Retail - 0.4%
 13,800 Hot Topic, Inc., (1)                                               158,838
----------------------------------------------------------------------------------
        Textiles, Apparel & Luxury Goods - 4.3%
131,500 Fossil Inc., (1)                                                 2,368,315
----------------------------------------------------------------------------------
        Thrifts & Mortgage Finance - 2.9%

 44,100 Franklin Bank Corporation, (1)                                     890,379
 15,600 IndyMac Bancorp, Inc.                                              715,260
----------------------------------------------------------------------------------
        Total Thrifts & Mortgage Finance                                 1,605,639
        -------------------------------------------------------------------------
        Total Common Stocks (cost $48,859,312)                          51,352,592
        -------------------------------------------------------------------------

   Principal
Amount (000) Description                                                  Coupon Maturity         Value
-------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 9.8%

   $   5,383 Repurchase Agreement with State Street Bank, dated 6/30/06,  4.130%  7/03/06     5,382,541
              repurchase price $5,384,393, collateralized by $4,060,000
              U.S. Treasury Bonds, 9.875%, due 11/15/15, value $5,494,321
-------------------------------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $5,382,541)                                   5,382,541
             ------------------------------------------------------------------------------------------
             Total Investments (cost $54,241,853) - 103.8%                                   56,735,133
             ------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (3.8)%                                         (2,077,884)
             ------------------------------------------------------------------------------------------
             Net Assets - 100%                                                            $  54,657,249
             ------------------------------------------------------------------------------------------

           (1) Non-income producing.
           ADR American Depositary Receipt.

                                See accompanying notes to financial statements.

----
22

Portfolio of Investments
NUVEEN NWQ GLOBAL VALUE FUND
June 30, 2006

Shares Description                                                          Value
---------------------------------------------------------------------------------
       COMMON STOCKS - 93.9%

       Aerospace & Defense - 3.4%

 1,950 Lockheed Martin Corporation                                  $     139,893

 2,150 Northrop Grumman Corporation                                       137,729

 2,350 Raytheon Company                                                   104,740
---------------------------------------------------------------------------------
       Total Aerospace & Defense                                          382,362
       -------------------------------------------------------------------------
       Air Freight & Logistics - 0.6%

 1,850 TNT N.V., ADR                                                       66,230
---------------------------------------------------------------------------------
       Auto Components - 1.4%

 2,200 Magna International Inc., Class A                                  158,334
---------------------------------------------------------------------------------
       Beverages - 0.7%

 5,100 Kirin Brewery Company, Limited, ADR                                 79,688
---------------------------------------------------------------------------------
       Chemicals - 0.0%

    34 Arkema, (1)                                                          1,327
---------------------------------------------------------------------------------
       Commercial Banks - 1.5%

 2,550 Wells Fargo & Company                                              171,054
---------------------------------------------------------------------------------
       Commercial Services & Supplies - 2.6%

 1,650 Dai Nippon Printing Co., Ltd., ADR                                  51,096

 7,000 Dai Nippon Printing Company, Limited                               108,266

 3,150 Pitney Bowes Inc.                                                  130,095
---------------------------------------------------------------------------------
       Total Commercial Services & Supplies                               289,457
       -------------------------------------------------------------------------
       Communications Equipment - 1.2%

 6,550 Motorola, Inc.                                                     131,983
---------------------------------------------------------------------------------
       Consumer Finance - 1.7%

 1,950 ACOM Company Limited                                                26,033

 2,720 Takefuji Corporation                                               162,097
---------------------------------------------------------------------------------
       Total Consumer Finance                                             188,130
       -------------------------------------------------------------------------
       Diversified Financial Services - 3.4%

 3,950 Citigroup Inc.                                                     190,548

 4,600 JPMorgan Chase & Co.                                               193,200
---------------------------------------------------------------------------------
       Total Diversified Financial Services                               383,748
       -------------------------------------------------------------------------
       Diversified Telecommunication Services - 10.6%

 3,800 AT&T Inc.                                                          105,982

 5,060 Belgacom S.A.                                                      167,819

11,250 Chunghwa Telecom Co., Ltd., Sponsored ADR                          207,788

10,270 KT Corporation, Sponsored ADR                                      220,292

 4,680 Nippon Telegraph and Telephone Corporation, ADR                    114,520

 7,700 Sprint Nextel Corporation                                          153,923

 8,420 Telecom Italia S.p.A., Sponsored ADR                               216,478
---------------------------------------------------------------------------------
       Total Diversified Telecommunication Services                     1,186,802
       -------------------------------------------------------------------------
       Electric Utilities - 3.5%

 8,350 CLP Holdings Limited, ADR                                           48,430

 2,560 EDP - Energias de Portugal, S.A., Sponsored ADR                    100,659

17,400 Enel SpA                                                           150,002

----
23

Portfolio of Investments
NUVEEN NWQ GLOBAL VALUE FUND (continued)
June 30, 2006

Shares Description                                                          Value
---------------------------------------------------------------------------------
       Electric Utilities (continued)

 4,960 Korea Electric Power Corporation, Sponsored ADR              $      94,042
---------------------------------------------------------------------------------
       Total Electric Utilities                                           393,133
       -------------------------------------------------------------------------
       Electronic Equipment & Instruments - 1.8%

 2,556 Agilent Technologies Inc., (1)                                      80,667

 7,300 Samsung SDI Company Ltd., 144A                                     125,424
---------------------------------------------------------------------------------
       Total Electronic Equipment & Instruments                           206,091
       -------------------------------------------------------------------------
       Food & Staples Retailing - 0.9%

 4,000 J. Sainsbury PLC, Sponsored ADR                                     98,000
---------------------------------------------------------------------------------
       Food Products - 1.3%

 1,060 Associated British Foods PLC, ADR                                   14,910

 8,600 Tyson Foods, Inc., Class A                                         127,796
---------------------------------------------------------------------------------
       Total Food Products                                                142,706
       -------------------------------------------------------------------------
       Health Care Providers & Services - 1.5%

 4,100 Aetna Inc.                                                         163,713
---------------------------------------------------------------------------------
       Household Durables - 0.4%

 4,000 Sekisui House, Ltd., Sponsored ADR                                  54,400
---------------------------------------------------------------------------------
       Household Products - 1.3%

 2,275 Kimberly-Clark Corporation                                         140,368
---------------------------------------------------------------------------------
       Industrial Conglomerates - 2.8%

 4,400 Tomkins PLC, Sponsored ADR                                          94,820

 7,800 Tyco International Ltd.                                            214,500
---------------------------------------------------------------------------------
       Total Industrial Conglomerates                                     309,320
       -------------------------------------------------------------------------
       Insurance - 4.7%

 1,800 Aegon N.V.                                                          30,726

 3,150 Aon Corporation                                                    109,683

 4,800 Genworth Financial Inc.                                            167,232

 1,950 Hartford Financial Services Group, Inc.                            164,970

   750 MGIC Investment Corporation                                         48,750
---------------------------------------------------------------------------------
       Total Insurance                                                    521,361
       -------------------------------------------------------------------------
       Leisure Equipment & Products - 1.2%

 3,970 Fuji Photo Film Co., Ltd., ADR                                     133,233
---------------------------------------------------------------------------------
       Media - 5.3%

 3,250 CBS Corporation, Class B                                            87,913

 3,050 Comcast Corporation, Special Class A, (1)                           99,979

 2,662 Liberty Media Interactive Corporation, Class A, (1)                 45,946

   532 Liberty Media Capital Corporation, Class A, (1)                     44,566

 9,850 Premiere AG, (1)                                                    95,498

 6,000 Viacom Inc., Class B, (1)                                          215,040
---------------------------------------------------------------------------------
       Total Media                                                        588,942
       -------------------------------------------------------------------------
       Metals & Mining - 9.7%

 4,260 Alumina Limited, Sponsored ADR                                      85,626

 5,350 Anglo American PLC, ADR                                            109,354

 2,160 AngloGold Ashanti Limited, Sponsored ADR                           103,939

 6,100 Apex Silver Mines Limited, (1)                                      91,805

----
24

Shares Description                                                          Value
---------------------------------------------------------------------------------
       Metals & Mining (continued)

 7,618 Barrick Gold Corporation                                     $     225,493

 1,170 Impala Platinum Holdings Limited, Sponsored ADR                     53,177

 2,440 Lihir Gold Limited, Sponsored ADR, (1)                             108,482

 2,300 Lonmin PLC, Sponsored ADR                                          118,910

 7,500 Newcrest Mining Limited                                            117,484

 2,050 Xstrata PLC                                                         77,713
---------------------------------------------------------------------------------
       Total Metals & Mining                                            1,091,983
       -------------------------------------------------------------------------
       Multi-Utilities - 1.9%

 1,550 Dominion Resources, Inc.                                           115,925

 3,860 United Utilities PLC, Sponsored ADR                                 91,521
---------------------------------------------------------------------------------
       Total Multi-Utilities                                              207,446
       -------------------------------------------------------------------------
       Oil, Gas & Consumable Fuels - 9.3%

 2,825 Eni S.p.A., Sponsored ADR                                          165,969

 4,646 Kerr-McGee Corporation                                             322,198

 5,500 Noble Energy, Inc.                                                 257,729

 2,467 Royal Dutch Shell PLC, Class B, ADR                                172,369

 1,810 Total SA                                                           119,111
---------------------------------------------------------------------------------
       Total Oil, Gas & Consumable Fuels                                1,037,376
       -------------------------------------------------------------------------
       Paper & Forest Products - 2.7%

 3,900 International Paper Company                                        125,970

12,350 Stora Enso Oyj, Sponsored ADR                                      172,653
---------------------------------------------------------------------------------
       Total Paper & Forest Products                                      298,623
       -------------------------------------------------------------------------
       Personal Products - 1.0%

 5,950 Shiseido Company, Limited, Sponsored ADR                           115,430
---------------------------------------------------------------------------------
       Pharmaceuticals - 1.0%

 4,100 Daiichi Sankyo Company Limited                                     112,854
---------------------------------------------------------------------------------
       Road & Rail - 1.5%

 1,750 Union Pacific Corporation                                          162,680
---------------------------------------------------------------------------------
       Semiconductors & Equipment - 1.2%

 2,630 NEC Electronics Corporation, ADR, (1)                               41,501

 3,000 NEC Electronics Corporation, (1)                                    96,208
---------------------------------------------------------------------------------
       Total Semiconductors & Equipment                                   137,709
       -------------------------------------------------------------------------
       Software - 5.3%

13,500 CA, Inc.                                                           277,424

 5,600 Microsoft Corporation                                              130,480

28,000 Misys PLC                                                          111,322

 3,640 Nintendo Co., LTD., ADR                                             76,040
---------------------------------------------------------------------------------
       Total Software                                                     595,266
       -------------------------------------------------------------------------
       Textiles, Apparel & Luxury Goods - 0.5%

 5,000 Wacoal Holdings Corporation                                         70,080
---------------------------------------------------------------------------------
       Thrifts & Mortgage Finance - 4.5%

 4,300 Countrywide Financial Corporation                                  163,744

 4,750 Fannie Mae                                                         228,474

 1,750 Radian Group Inc.                                                  108,115
---------------------------------------------------------------------------------
       Total Thrifts & Mortgage Finance                                   500,333
       -------------------------------------------------------------------------

----
25

Portfolio of Investments
NUVEEN NWQ GLOBAL VALUE FUND (continued)
June 30, 2006

Shares Description                                                          Value
---------------------------------------------------------------------------------
       Tobacco - 2.2%

 3,425 Altria Group, Inc.                                           $     251,497
---------------------------------------------------------------------------------
       Wireless Telecommunication Services - 1.3%

70,750 Vodafone Group PLC                                                 150,783
---------------------------------------------------------------------------------
       Total Common Stocks (cost $10,074,106)                          10,522,442
       -------------------------------------------------------------------------

   Principal
Amount (000) Description                                                  Coupon Maturity         Value
-------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 5.5%

     $   620 Repurchase Agreement with State Street Bank, dated 6/30/06,  4.130%  7/03/06       619,664
              repurchase price $619,877, collateralized by $640,000 U.S.
              Treasury Notes, 4.875%, due 4/30/11, value $636,800
-------------------------------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $619,664)                                       619,664
             -----------------------------------------------------------------------------------------
             Total Investments (cost $10,693,770) - 99.4%                                    11,142,106
             -----------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.6%                                                69,870
             -----------------------------------------------------------------------------------------
             Net Assets - 100%                                                            $  11,211,976
             -----------------------------------------------------------------------------------------

           (1) Non-income producing.
          144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
           ADR American Depositary Receipt.

                                See accompanying notes to financial statements.

----
26

Portfolio of Investments
NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND
June 30, 2006

 Shares Description                                                            Value
---------------------------------------------------------------------------------------
        COMMON STOCKS - 69.5%

        Aerospace & Defense - 0.4%

 25,800 Orbital Sciences Corporation, (1)                            $       416,412
---------------------------------------------------------------------------------------
        Chemicals - 2.8%

  7,400 Aceto Corporation                                                     51,208

162,400 Mosaic Company, (1)                                                2,541,560

 54,600 Sensient Technologies Corporation                                  1,141,686
---------------------------------------------------------------------------------------
        Total Chemicals                                                    3,734,454
        ---------------------------------------------------------------------------
        Commercial Services & Supplies - 1.7%

 90,200 Allied Waste Industries, Inc., (1)                                 1,024,672

 23,100 Toppan Printing Company Limited, ADR                               1,307,414
---------------------------------------------------------------------------------------
        Total Commercial Services & Supplies                               2,332,086
        ---------------------------------------------------------------------------
        Diversified Telecommunication Services - 1.7%

 23,800 Chunghwa Telecom Co., Ltd., Sponsored ADR                            439,586

 86,500 KT Corporation, Sponsored ADR                                      1,855,425
---------------------------------------------------------------------------------------
        Total Diversified Telecommunication Services                       2,295,011
        ---------------------------------------------------------------------------
        Electric Utilities - 9.1%

 16,600 Alliant Energy Corporation                                           569,380

 33,500 Ameren Corporation                                                 1,691,750

 33,100 American Electric Power                                            1,133,675

 64,300 DTE Energy Company                                                 2,619,582

 44,300 EDP - Energias de Portugal, S.A., Sponsored ADR                    1,741,876

 49,600 IDACORP, INC                                                       1,700,784

 10,600 Korea Electric Power Corporation, Sponsored ADR                      200,976

 98,700 PNM Resources Inc.                                                 2,463,552
---------------------------------------------------------------------------------------
        Total Electric Utilities                                          12,121,575
        ---------------------------------------------------------------------------
        Electronic Equipment & Instruments - 1.6%

  1,500 OSI Systems Inc., (1)                                                 26,655

 54,500 Samsung SDI Company Ltd., 144A                                       936,386

 30,300 Tech Data Corporation, (1)                                         1,160,793
---------------------------------------------------------------------------------------
        Total Electronic Equipment & Instruments                           2,123,834
        ---------------------------------------------------------------------------
        Energy Equipment & Services - 1.4%

 33,550 Technip SA, ADR                                                    1,849,276
---------------------------------------------------------------------------------------
        Food & Staples Retailing - 1.9%

 60,100 Kroger Co.                                                         1,313,786

 41,900 SUPERVALU Inc.                                                     1,286,355
---------------------------------------------------------------------------------------
        Total Food & Staples Retailing                                     2,600,141
        ---------------------------------------------------------------------------
        Food Products - 7.4%

  1,600 Archer-Daniels-Midland Company                                        66,048

    500 Bunge Limited                                                         25,125

 34,300 Industrias Bachoco S.A., Sponsored ADR                               627,347

112,600 Sara Lee Corporation                                               1,803,852

 69,000 Smithfield Foods, Inc., (1)                                        1,989,270

366,200 Tyson Foods, Inc., Class A                                         5,441,732
---------------------------------------------------------------------------------------
        Total Food Products                                                9,953,374
        ---------------------------------------------------------------------------

----
27

Portfolio of Investments
NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND (continued)
June 30, 2006

 Shares Description                                                            Value
------------------------------------------------------------------------------------
        Household Durables - 0.5%

 41,000 Levitt Corporation, Class A                                  $       656,000

  5,300 Sekisui House, Ltd., Sponsored ADR                                    72,080
------------------------------------------------------------------------------------
        Total Household Durables                                             728,080
        ---------------------------------------------------------------------------
        Household Products - 2.0%

 10,350 KAO Corporation, Sponsored ADR                                     2,711,652
------------------------------------------------------------------------------------
        Independent Power Producers & Energy Traders - 1.3%

 37,300 NRG Energy Inc., (1)                                               1,797,114
------------------------------------------------------------------------------------
        Insurance - 0.6%

 21,000 CNA Financial Corporation, (1)                                       692,160
------------------------------------------------------------------------------------
        Machinery - 5.6%

215,700 AGCO Corporation, (1)                                              5,677,224

  4,800 Alamo Group Inc.                                                     101,040

 18,700 Lindsay Manufacturing Company                                        507,144

 62,900 Tecumseh Products Company, Class A, (1)                            1,207,680
------------------------------------------------------------------------------------
        Total Machinery                                                    7,493,088
        ---------------------------------------------------------------------------
        Marine - 1.1%

 65,200 Genco Shipping and Trading Limited                                 1,131,872

 83,600 Navios Maritime Holdings Inc.                                        378,708
------------------------------------------------------------------------------------
        Total Marine                                                       1,510,580
        ---------------------------------------------------------------------------
        Media - 1.9%

100,000 Scholastic Corporation, (1)                                        2,597,000
------------------------------------------------------------------------------------
        Metals & Mining - 18.3%

  3,300 Alumina Limited, Sponsored ADR                                        66,330

 89,300 AngloGold Ashanti Limited, Sponsored ADR                           4,297,116

367,800 Apex Silver Mines Limited, (1)                                     5,535,390

  2,300 Banro Corporation, (1)                                                22,172

 36,565 Barrick Gold Corporation                                           1,082,324

673,500 Bema Gold Corporation, (1)                                         3,380,970

 55,000 Crystallex International Corporation, (1)                            158,400

121,200 Eldorado Gold Corporation, (1)                                       585,396

734,200 Entree Gold Inc., (1)                                                704,832

308,400 Ivanhoe Mines Limited, (1)                                         2,103,288

 77,000 Lihir Gold Limited, Sponsored ADR, (1)                             3,423,420

  1,100 Newmont Mining Corporation                                            58,223

159,400 NovaGold Resources Inc., (1)                                       2,043,508

325,600 Orezone Resources Inc., (1)                                          475,376

284,500 Rio Narcea Gold Mines Ltd, (1)                                       569,000
------------------------------------------------------------------------------------
        Total Metals & Mining                                             24,505,745
        ---------------------------------------------------------------------------
        Multi-Utilities - 1.9%

119,700 Puget Energy Inc.                                                  2,571,156
------------------------------------------------------------------------------------
        Oil, Gas & Consumable Fuels - 0.9%

 20,500 Nexen Inc.                                                         1,159,070
------------------------------------------------------------------------------------

----
28

 Shares Description                                                            Value
------------------------------------------------------------------------------------
        Paper & Forest Products - 4.3%

 52,800 Bowater Incorporated                                         $     1,201,200

 69,300 Buckeye Technologies Inc., (1)                                       529,452

321,800 Domtar Inc.                                                        1,988,724

164,200 Wausau Paper Corp.                                                 2,044,290
------------------------------------------------------------------------------------
        Total Paper & Forest Products                                      5,763,666
        ---------------------------------------------------------------------------
        Real Estate - 0.5%

 78,800 MFA Mortgage Investments, Inc.                                       542,144
------------------------------------------------------------------------------------
        Road & Rail - 0.6%

  9,000 Union Pacific Corporation                                            836,640
------------------------------------------------------------------------------------
        Specialty Retail - 0.8%

 19,600 CDW Corporation                                                    1,071,140
------------------------------------------------------------------------------------
        Water Utilities - 1.2%

 68,100 Companhia de Saneamento Basico do Estado de Sao Paulo,             1,603,755
         Sponsored ADR
------------------------------------------------------------------------------------
        Total Common Stocks (cost $89,800,888)                            93,009,153
        ---------------------------------------------------------------------------

   Principal
Amount (000) Description                                                  Coupon Maturity Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             CONVERTIBLE BONDS - 12.9%

             Aerospace & Defense - 2.3%

  $    3,139 Edo Corporation, Convertible Note                            4.000% 11/15/25         N/R $     3,072,296
---------------------------------------------------------------------------------------------------------------------
             Airlines - 0.7%

       1,034 JetBlue Airways Corporation                                  3.500%  7/15/33          B-         929,307
---------------------------------------------------------------------------------------------------------------------
             Commercial Services & Supplies - 0.2%

         417 Allied Waste Industries, Inc.                                4.250%  4/15/34          B+         385,725
---------------------------------------------------------------------------------------------------------------------
             Computers & Peripherals - 3.7%

         132 Adaptec Inc.                                                 0.750% 12/22/23        CCC+         114,510

       5,372 Quantum Corporation                                          4.375%  8/01/10        CCC+       4,861,660
---------------------------------------------------------------------------------------------------------------------
       5,504 Total Computers & Peripherals                                                                  4,976,170
---------------------------------------------------------------------------------------------------------------------
             Electrical Equipment - 1.1%

       1,991 GrafTech International Limited                               1.625%  1/15/24          B2       1,438,498
---------------------------------------------------------------------------------------------------------------------
             Electronic Equipment & Instruments - 0.5%

         630 SCI Systems Inc.                                             3.000%  3/15/07          B1         612,675
---------------------------------------------------------------------------------------------------------------------
             Health Care Providers & Services - 0.0%

          50 Genesis Healthcare Corporation                               2.500%  3/15/25          B-          53,375
---------------------------------------------------------------------------------------------------------------------
             Media - 2.9%

       3,877 Echostar Communications Corporation, Convertible             5.750%  5/15/08           B       3,818,845
              Subordinated Notes
---------------------------------------------------------------------------------------------------------------------
             Metals & Mining - 0.1%

         193 Apex Silver Mines Limited                                    2.875%  3/15/24         N/R         151,988
---------------------------------------------------------------------------------------------------------------------
             Semiconductors & Equipment - 1.4%

         500 Axcelis Technologies Inc.                                    4.250%  1/15/07         N/R         493,750

         117 FEI Company, Convertible Notes                               5.500%  8/15/08          B-         116,708

         853 International Rectifier Corporation, Convertible             4.250%  7/15/07          B+         842,337
              Subordinated Notes

         408 TriQuint Semiconductor, Inc.                                 4.000%  3/01/07         N/R         402,900
---------------------------------------------------------------------------------------------------------------------
       1,878 Total Semiconductors & Equipment                                                               1,855,695
---------------------------------------------------------------------------------------------------------------------
  $   18,713 Total Convertible Bonds (cost $17,585,658)                                                    17,294,574
---------------------------------------------------------------------------------------------------------------------
------------

----
29

Portfolio of Investments
NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND (continued)
June 30, 2006

   Principal
Amount (000) Description                                                  Coupon Maturity           Value
---------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 16.9%

  $   22,627 Repurchase Agreement with State Street Bank, dated 6/30/06,  4.130%  7/03/06 $    22,626,773
              repurchase price $22,634,560, collateralized by
              $17,295,000 U.S. Treasury Bonds, 9.250%, due 2/15/16,
              value $23,085,504
---------------------------------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $22,626,773)                                   22,626,773
             -------------------------------------------------------------------------------------------
             Total Investments (cost $130,013,319) - 99.3%                                    132,930,500
             -------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.7%                                                 993,683
             -------------------------------------------------------------------------------------------
             Net Assets - 100%                                                            $   133,924,183
             -------------------------------------------------------------------------------------------

           (1) Non-income producing.
           (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
          144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
           ADR American Depositary Receipt.
           N/R Not rated.

                                See accompanying notes to financial statements.

----
30

Statement of Assets and Liabilities
June 30, 2006

                                                                Multi-Cap   Small-Cap      Global         Value
                                                                    Value       Value       Value Opportunities
---------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $865,144,588, $54,241,853,
 $10,693,770 and $130,013,319, respectively)                 $983,357,459 $56,735,133 $11,142,106  $132,930,500
Receivables:
 Dividends                                                      1,268,251      79,284      21,473        82,387
 From Adviser                                                          --      29,032       5,801            --
 Interest                                                           8,022         618          71       222,488
 Shares sold                                                    6,178,791     644,009      68,265     2,395,081
Other assets                                                       11,474          70       6,356           227
---------------------------------------------------------------------------------------------------------------
   Total assets                                               990,823,997  57,488,146  11,244,072   135,630,683
---------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                 --   2,690,189      25,516     1,249,011
 Shares redeemed                                                  745,333     111,313       2,840       326,768
Accrued expenses:
 Management fees                                                  627,289          --          --        68,484
 12b-1 distribution and service fees                              367,538      11,769       3,740        30,772
 Other                                                            501,325      17,626          --        31,465
---------------------------------------------------------------------------------------------------------------
   Total liabilities                                            2,241,485   2,830,897      32,096     1,706,500
---------------------------------------------------------------------------------------------------------------
Net assets                                                   $988,582,512 $54,657,249 $11,211,976  $133,924,183
---------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $409,788,346 $33,906,803 $ 4,128,438  $ 73,388,822
Shares outstanding                                             17,212,021   1,299,143     172,351     2,728,016
Net asset value per share                                    $      23.81 $     26.10 $     23.95  $      26.90
Offering price per share (net asset value per share
 plus maximum sales charge of 5.75% of offering price)       $      25.26 $     27.69 $     25.41  $      28.54
---------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $ 58,423,036 $   369,844 $   298,304  $  1,040,864
Shares outstanding                                              2,494,413      14,285      12,564        39,045
Net asset value and offering price per share                 $      23.42 $     25.89 $     23.74  $      26.66
---------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $308,338,612 $ 7,243,787 $ 3,523,795  $ 22,101,849
Shares outstanding                                             13,164,204     279,619     148,347       829,013
Net asset value and offering price per share                 $      23.42 $     25.91 $     23.75  $      26.66
---------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $212,032,518 $13,136,815 $ 3,261,439  $ 37,392,648
Shares outstanding                                              8,925,272     502,423     135,867     1,387,486
Net asset value and offering price per share                 $      23.76 $     26.15 $     24.00  $      26.95
---------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
---------------------------------------------------------------------------------------------------------------
Capital paid-in                                              $853,734,355 $51,870,988 $10,556,904  $129,663,199
Undistributed (Over-distribution of) net investment income      1,906,787      47,996      41,131       323,133
Accumulated net realized gain (loss) from investments and
 foreign currency transactions                                 14,728,537     244,985     165,525     1,020,673
Net unrealized appreciation (depreciation) of investments
 and foreign currency translation                             118,212,833   2,493,280     448,416     2,917,178
---------------------------------------------------------------------------------------------------------------
Net assets                                                   $988,582,512 $54,657,249 $11,211,976  $133,924,183
---------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
31

Statement of Operations
Year Ended June 30, 2006

                                       Multi-Cap   Small-Cap    Global         Value
                                           Value       Value     Value Opportunities
-------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax
 withheld of $85,498, $33, $9,724
 and $6,823, respectively)          $10,938,370  $  243,531  $124,505     $  352,680
Interest                              2,413,724      65,337    19,003        544,644
-------------------------------------------------------------------------------------
Total investment income              13,352,094     308,868   143,508        897,324
-------------------------------------------------------------------------------------
Expenses
Management fees                       5,506,483     162,361    56,134        349,236
12b-1 service fees - Class A            701,524      22,527     3,822         48,658
12b-1 distribution and service
 fees - Class B                         458,240       1,213     1,109          3,594
12b-1 distribution and service
 fees - Class C                       2,140,296      21,724    14,517         68,148
Shareholders' servicing agent fees
 and expenses                         1,095,686      43,208     6,830         31,996
Custodian's fees and expenses           146,576      32,219    27,598         36,781
Trustees' fees and expenses              32,258         773       436          2,041
Professional fees                        82,896       9,258     8,411         12,388
Shareholders' reports - printing
 and mailing expenses                   248,087      19,239    10,310         45,231
Federal and state registration fees     154,131      12,156     5,990         17,982
Other expenses                           27,752       2,349     2,227          2,508
-------------------------------------------------------------------------------------
Total expenses before custodian
 fee credit and expense
 reimbursement                       10,593,929     327,027   137,384        618,563
 Custodian fee credit                    (2,390)     (3,256)   (4,664)        (3,157)
 Expense reimbursement                       --     (89,717)  (36,250)       (60,428)
-------------------------------------------------------------------------------------
Net expenses                         10,591,539     234,054    96,470        554,978
-------------------------------------------------------------------------------------
Net investment income                 2,760,555      74,814    47,038        342,346
-------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from
 investments and foreign currency
 transactions                        18,138,796     255,505   194,326      1,069,411
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currency
 translation                         74,904,668   2,471,268   387,992      2,879,289
-------------------------------------------------------------------------------------
Net realized and unrealized gain
 (loss)                              93,043,464   2,726,773   582,318      3,948,700
-------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations             $95,804,019  $2,801,587  $629,356     $4,291,046
-------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
32

Statement of Changes in Net Assets

                                                                                      Multi-Cap Value
                                                                                --------------------------



                                                                                   Year Ended    Year Ended
                                                                                      6/30/06       6/30/05
------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                           $  2,760,555  $    849,838
Net realized gain (loss) from investments and foreign currency transactions       18,138,796     5,607,702
Net change in unrealized appreciation (depreciation) of investments and foreign
 currency translation                                                             74,904,668    24,118,742
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                             95,804,019    30,576,282
------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                           (645,331)     (261,827)
  Class B                                                                                 --            --
  Class C                                                                                 --            --
  Class R                                                                           (563,169)     (285,835)
From accumulated net realized gains:
  Class A                                                                         (3,335,819)     (824,184)
  Class B                                                                           (600,391)     (167,497)
  Class C                                                                         (2,635,886)     (568,849)
  Class R                                                                         (1,502,118)     (503,141)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                         (9,282,714)   (2,611,333)
------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                     553,212,092   282,346,414
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                  8,082,954     2,197,568
------------------------------------------------------------------------------------------------------------
                                                                                 561,295,046   284,543,982
Cost of shares redeemed                                                          (83,168,952)  (32,805,212)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions               478,126,094   251,738,770
------------------------------------------------------------------------------------------------------------
Capital contribution from sub-adviser                                                     --            --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            564,647,399   279,703,719
Net assets at the beginning of year                                              423,935,113   144,231,394
------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                   $988,582,512  $423,935,113
------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year   $  1,906,787  $    354,968
------------------------------------------------------------------------------------------------------------

                                                                                      Small-Cap Value
                                                                                ----------------------------
                                                                                              For the Period
                                                                                                    12/09/04
                                                                                               (commencement
                                                                                  Year Ended  of operations)
                                                                                     6/30/06 through 6/30/05
------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                           $    74,814       $    8,217
Net realized gain (loss) from investments and foreign currency transactions         255,505           56,606
Net change in unrealized appreciation (depreciation) of investments and foreign
 currency translation                                                             2,471,268           22,013
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                             2,801,587           86,836
------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                           (12,619)              --
  Class B                                                                                --               --
  Class C                                                                                --               --
  Class R                                                                           (22,416)              --
From accumulated net realized gains:
  Class A                                                                           (22,461)              --
  Class B                                                                              (906)              --
  Class C                                                                           (14,793)              --
  Class R                                                                           (29,134)              --
------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                          (102,329)              --
------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                     51,606,751        2,000,000
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                    42,571               --
------------------------------------------------------------------------------------------------------------
                                                                                 51,649,322        2,000,000
Cost of shares redeemed                                                          (1,787,227)              --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions               49,862,095        2,000,000
------------------------------------------------------------------------------------------------------------
Capital contribution from sub-adviser                                                 9,060               --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            52,570,413        2,086,836
Net assets at the beginning of year                                               2,086,836               --
------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                   $54,657,249       $2,086,836
------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year   $    47,996       $    8,217
------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
33

June 30, 2006

                                                           Global Value              Value Opportunities
                                                   ---------------------------- -----------------------------
                                                                 For the Period                For the Period
                                                                       12/09/04                      12/09/04
                                                                  (commencement                 (commencement
                                                     Year Ended  of operations)    Year Ended  of operations)
                                                        6/30/06 through 6/30/05       6/30/06 through 6/30/05
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income                              $    47,038       $   12,879 $    342,346       $   10,993
Net realized gain (loss) from investments and
 foreign currency transactions                         194,326              815    1,069,411           60,522
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currency translation                                  387,992           60,425    2,879,289           37,894
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                            629,356           74,119    4,291,046          109,409
-------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                (3,808)              --      (15,990)              --
 Class B                                                    --               --           --               --
 Class C                                                    --               --           --               --
 Class R                                               (11,540)              --      (14,230)              --
From accumulated net realized gains:
 Class A                                                (6,911)              --      (51,530)              --
 Class B                                                  (692)              --       (1,367)              --
 Class C                                                (8,414)              --      (27,359)              --
 Class R                                               (17,209)              --      (29,054)              --
-------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                          (48,574)              --     (139,530)              --
-------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                         8,810,547        2,000,000  133,672,285        2,000,000
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                   18,101               --       78,060               --
-------------------------------------------------------------------------------------------------------------
                                                     8,828,648        2,000,000  133,750,345        2,000,000
Cost of shares redeemed                               (271,573)              --   (6,087,087)              --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                  8,557,075        2,000,000  127,663,258        2,000,000
-------------------------------------------------------------------------------------------------------------
Capital contribution from sub-adviser                       --               --           --               --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                9,137,857        2,074,119  131,814,774        2,109,409
Net assets at the beginning of year                  2,074,119               --    2,109,409               --
-------------------------------------------------------------------------------------------------------------
Net assets at the end of year                      $11,211,976       $2,074,119 $133,924,183       $2,109,409
-------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of year              $    41,131       $   12,879 $    323,133       $   11,007
-------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
34

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Multi-Cap Value Fund ("Multi-Cap Value"), Nuveen NWQ Small-Cap Value Fund ("Small-Cap Value"), Nuveen NWQ Global Value Fund ("Global Value") and Nuveen Tradewinds Value Opportunities Fund ("Value Opportunities") (formerly Nuveen NWQ Value Opportunities Fund) (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1996.

Effective March 1, 2006, NWQ Investment Management Company, LLC ("NWQ") reorganized into two distinct entities: NWQ and Tradewinds NWQ Global Investors, LLC ("Tradewinds"). As a result of this reorganization, Tradewinds assumed all of the sub-advisory responsibilities for Value Opportunities. With respect to Global Value, NWQ continued to sub-advise the domestic portion of the Fund's portfolio while Tradewinds assumed sub-advisory responsibilities for the international portion of the Fund's portfolio. This reorganization did not impact NWQ's sub-advisory responsibilities for Multi-Cap Value and Small-Cap Value. Additionally, this transition did not cause a change in the portfolio management of the Funds or their investment objectives or policies.

As previously approved by the Board of Trustees effective June 30, 2006, the Nuveen NWQ Value Opportunities Fund changed its name to Nuveen Tradewinds Value Opportunities Fund.

Multi-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Small-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with small capitalizations at the time of purchase that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Global Value ordinarily invests at least 80% of its assets in equity securities of U.S. and foreign companies in an attempt to provide long-term capital appreciation. The proportion of assets invested in foreign investments will fluctuate but generally will be within 15 percentage points of the proportion of foreign companies comprising the MSCI World Index. The Fund may also invest up to 10% of its assets in equity securities of foreign companies domiciled in emerging markets.

Value Opportunities ordinarily invests at least 80% of its assets in equity securities, including convertible securities, of companies with varying capitalizations generally ranging from $100 million to $15 billion in an attempt to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments. At June 30, 2006, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.


----
35

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds are authorized to invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2006.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translation
To the extent that a Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) in the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.



----
36

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      Multi-Cap Value
                                                    -----------------------------------------------------
                                                           Year Ended                Year Ended
                                                             6/30/06                   6/30/05
                                                    ------------------------  ---------------------------
                                                         Shares        Amount      Shares          Amount
----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           10,389,068  $236,857,999   6,320,701    $124,190,266
  Class A - automatic conversion of Class B shares      27,409       626,109          --              --
  Class B                                            1,082,888    24,152,149   1,221,632      23,579,274
  Class C                                            7,617,996   170,099,973   5,036,812      97,691,011
  Class R                                            5,319,603   121,475,862   1,864,752      36,885,863
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              156,347     3,475,266      45,993         925,000
  Class B                                               23,958       524,687       7,170         142,402
  Class C                                               97,137     2,127,192      20,328         403,716
  Class R                                               88,139     1,955,809      36,137         726,450
----------------------------------------------------------------------------------------------------------
                                                    24,802,545   561,295,046  14,553,525     284,543,982
----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,077,618)  (47,011,348)   (789,578)    (15,619,738)
  Class B                                             (215,562)   (4,881,089)   (103,244)     (2,027,935)
  Class B - automatic conversion to Class A shares     (27,791)     (626,109)         --              --
  Class C                                             (871,982)  (19,528,196)   (366,654)     (7,241,916)
  Class R                                             (492,772)  (11,122,210)   (404,527)     (7,915,623)
----------------------------------------------------------------------------------------------------------
                                                    (3,685,725)  (83,168,952) (1,664,003)    (32,805,212)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                             21,116,820  $478,126,094  12,889,522    $251,738,770
----------------------------------------------------------------------------------------------------------

                                                                      Small-Cap Value
                                                    -----------------------------------------------------
                                                                               For the Period 12/09/04
                                                           Year Ended         (commencement of operations)
                                                             6/30/06               through 6/30/05
                                                    ------------------------  ---------------------------
                                                         Shares        Amount      Shares          Amount
----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            1,333,486  $ 33,398,780         125    $      2,500
  Class B                                               14,445       360,053         125           2,500
  Class C                                              285,367     7,085,258         125           2,500
  Class R                                              431,074    10,762,660      99,625       1,992,500
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                                1,129        26,264          --              --
  Class B                                                   14           320          --              --
  Class C                                                  187         4,321          --              --
  Class R                                                  501        11,666          --              --
----------------------------------------------------------------------------------------------------------
                                                     2,066,203    51,649,322     100,000       2,000,000
----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                              (35,597)     (898,476)         --              --
  Class B                                                 (299)       (7,425)         --              --
  Class C                                               (6,060)     (144,094)         --              --
  Class R                                              (28,777)     (737,232)         --              --
----------------------------------------------------------------------------------------------------------
                                                       (70,733)   (1,787,227)         --              --
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                              1,995,470  $ 49,862,095     100,000    $  2,000,000
----------------------------------------------------------------------------------------------------------


----
37


                                                                 Global Value
                                                  -----------------------------------------------------
                                                                           For the Period 12/09/04
                                                         Year Ended        (commencement of operations)
                                                          6/30/06           through 6/30/05
                                                  -----------------------  ----------------------------
                                                      Shares        Amount  Shares          Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           179,477  $  4,178,364      125      $    2,500
  Class B                                            12,409       286,356      125           2,500
  Class C                                           151,463     3,483,915      125           2,500
  Class R                                            36,647       861,912   99,625       1,992,500
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               444        10,003       --              --
  Class B                                                30           671       --              --
  Class C                                               291         6,477       --              --
  Class R                                                42           950       --              --
-------------------------------------------------------------------------------------------------------
                                                    380,803     8,828,648  100,000       2,000,000
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (7,695)     (178,947)      --              --
  Class B                                                --            --       --              --
  Class C                                            (3,532)      (82,394)      --              --
  Class R                                              (447)      (10,232)      --              --
-------------------------------------------------------------------------------------------------------
                                                    (11,674)     (271,573)      --              --
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                             369,129  $  8,557,075  100,000      $2,000,000
-------------------------------------------------------------------------------------------------------

                                                              Value Opportunities
                                                  -----------------------------------------------------
                                                                           For the Period 12/09/04
                                                         Year Ended        (commencement of operations)
                                                          6/30/06           through 6/30/05
                                                  -----------------------  ----------------------------
                                                      Shares        Amount  Shares          Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                         2,800,243  $ 73,168,991      125      $    2,500
  Class B                                            42,433     1,077,815      125           2,500
  Class C                                           844,980    21,566,757      125           2,500
  Class R                                         1,423,561    37,858,722   99,625       1,992,500
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             2,387        56,431       --              --
  Class B                                                18           420       --              --
  Class C                                               685        15,957       --              --
  Class R                                               221         5,252       --              --
-------------------------------------------------------------------------------------------------------
                                                  5,114,528   133,750,345  100,000       2,000,000
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (74,739)   (1,990,582)      --              --
  Class B                                            (3,531)      (90,853)      --              --
  Class C                                           (16,777)     (444,505)      --              --
  Class R                                          (135,921)   (3,561,147)      --              --
-------------------------------------------------------------------------------------------------------
                                                   (230,968)   (6,087,087)      --              --
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                           4,883,560  $127,663,258  100,000      $2,000,000
-------------------------------------------------------------------------------------------------------


----
38

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) for the fiscal year ended June 30, 2006, were as follows:

                             Multi-Cap   Small-Cap     Global         Value
                                 Value       Value      Value Opportunities
     ----------------------------------------------------------------------
     Purchases            $496,952,337 $50,800,920 $9,110,162  $113,311,430
     Sales and maturities   58,389,489   4,146,720  1,087,175     8,869,784
     ----------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions.

At June 30, 2006, the cost of investments was as follows:

                            Multi-Cap   Small-Cap      Global         Value
                                Value       Value       Value Opportunities
     ----------------------------------------------------------------------
     Cost of investments $865,183,393 $54,394,310 $10,693,772  $130,273,570
     ----------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2006, were as follows:

                                                              Multi-Cap    Small-Cap     Global         Value
                                                                  Value        Value      Value Opportunities
--------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                            $152,785,871  $ 3,820,193  $ 829,881    $ 5,502,104
  Depreciation                                             (34,611,805)  (1,479,370)  (381,547)    (2,845,174)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments $118,174,066  $ 2,340,823  $ 448,334    $ 2,656,930
--------------------------------------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2006, were as follows:

                                           Multi-Cap Small-Cap   Global         Value
                                               Value     Value    Value Opportunities
-------------------------------------------------------------------------------------
Undistributed net ordinary income*        $8,844,253  $361,952 $122,403    $1,397,216
Undistributed net long-term capital gains  7,831,371    83,481   84,254       206,841
-------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended June 30, 2006 and June 30, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                  Multi-Cap Small-Cap  Global         Value
2006                                                  Value     Value   Value Opportunities
-------------------------------------------------------------------------------------------
Distributions from net ordinary income*          $3,801,830  $102,331 $48,574      $139,508
Distributions from net long-term capital gains**  5,479,388        --      --            --
-------------------------------------------------------------------------------------------

                                                  Multi-Cap Small-Cap  Global         Value
2005                                                  Value     Value   Value Opportunities
-------------------------------------------------------------------------------------------
Distributions from net ordinary income*          $2,157,195  $     -- $    --      $     --
Distributions from net long-term capital gains      454,137        --      --            --
-------------------------------------------------------------------------------------------

 *Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended June 30, 2006.


----
39

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                Multi-Cap   Small-Cap      Global          Value
                                    Value       Value       Value  Opportunities
                               Fund-Level  Fund-Level  Fund-Level     Fund-Level
Average Daily Net Assets         Fee Rate    Fee Rate    Fee Rate       Fee Rate
---------------------------------------------------------------------------------
For the first $125 million          .6500%      .8000%      .8000%         .8000%
For the next $125 million           .6375       .7875       .7875          .7875
For the next $250 million           .6250       .7750       .7750          .7750
For the next $500 million           .6125       .7625       .7625          .7625
For the next $1 billion             .6000       .7500       .7500          .7500
For net assets over $2 billion      .5750       .7250       .7250          .7250
---------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2006, the complex-level fee rate was .1887%.

       Complex-Level Assets /(1)/                Complex-Level Fee Rate
       -----------------------------------------------------------------
       For the first $55 billion                                  .2000%
       For the next $1 billion                                    .1800
       For the next $1 billion                                    .1600
       For the next $3 billion                                    .1425
       For the next $3 billion                                    .1325
       For the next $3 billion                                    .1250
       For the next $5 billion                                    .1200
       For the next $5 billion                                    .1175
       For the next $15 billion                                   .1150
       For Managed Assets over $91 billion /(2)/                  .1400
       -----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


----
40

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ and Tradewinds, of which Nuveen owns a controlling interest while key management of NWQ and Tradewinds owns a non-controlling minority interest. NWQ and Tradewinds are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Funds through July 31, 2009, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.25%, 1.45% and 1.25% of the average daily net assets of Small-Cap Value, Global Value and Value Opportunities, respectively, and from exceeding 1.50%, 1.55% and 1.50%, respectively, after July 31, 2009. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the fiscal year ended June 30, 2006, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Multi-Cap Small-Cap  Global         Value
                                            Value     Value   Value Opportunities
---------------------------------------------------------------------------------
Sales charges collected (unaudited)    $2,655,332  $100,836 $44,803      $545,728
Paid to authorized dealers (unaudited)  2,332,883    90,934  39,297       510,230
---------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2006, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                    Multi-Cap Small-Cap  Global         Value
                                        Value     Value   Value Opportunities
   --------------------------------------------------------------------------
   Commission advances (unaudited) $2,620,316   $95,867 $41,356      $501,876
   --------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2006, the Distributor retained such 12b-1 fees as follows:

                                    Multi-Cap Small-Cap  Global         Value
                                        Value     Value   Value Opportunities
   --------------------------------------------------------------------------
   12b-1 fees retained (unaudited) $1,653,870   $22,612 $15,343       $71,187
   --------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2006, as follows:

                                 Multi-Cap Small-Cap Global         Value
                                     Value     Value  Value Opportunities
       ------------------------------------------------------------------
       CDSC retained (unaudited)  $178,957      $261   $775        $5,425
       ------------------------------------------------------------------

During the fiscal year ended June 30, 2006, NWQ reimbursed Small-Cap Value $9,060, representing an earnings credit due to lost return opportunities attributable to its delay in investing a $500,000 inflow into the Fund. Although the amount was at all times invested in short-term fixed-income investments, NWQ reimbursed the Fund for an amount equivalent to the extra return it believed the Fund would have generated during the period had this amount been invested in securities held in the Fund's portfolio of equity investments.

6. New Accounting Pronouncement

Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.


----
41

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                    Investment Operations         Less Distributions
                                                -----------------------------  ------------------------


MULTI-CAP VALUE





                                                      Net         Net
                                      Beginning   Invest-   Realized/              Net                   Ending
                                            Net      ment  Unrealized          Invest-                      Net
                                          Asset    Income        Gain             ment  Capital           Asset     Total
                                          Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 Year Ended 6/30:
   2006                                  $20.60     $ .15      $ 3.42  $ 3.57    $(.06)  $ (.30) $ (.36) $23.81     17.45%
   2005                                   18.56       .11        2.15    2.26     (.05)    (.17)   (.22)  20.60     12.20
   2004                                   14.60       .04        4.38    4.42     (.02)    (.44)   (.46)  18.56     30.75
 4/01/03- 6/30/03                         11.54       .02        3.04    3.06       --       --      --   14.60     26.52
 12/09/02- 3/31/03                        11.86        --        (.27)   (.27)    (.05)      --    (.05)  11.54     (2.26)
Class B (12/02)
 Year Ended 6/30:
   2006                                   20.37      (.02)       3.37    3.35       --     (.30)   (.30)  23.42     16.57
   2005                                   18.45      (.04)       2.13    2.09       --     (.17)   (.17)  20.37     11.35
   2004                                   14.61      (.09)       4.37    4.28       --     (.44)   (.44)  18.45     29.76
 4/01/03- 6/30/03                         11.58        --        3.03    3.03       --       --      --   14.61     26.17
 12/09/02- 3/31/03                        11.86      (.04)       (.24)   (.28)      --       --      --   11.58     (2.36)
Class C (12/02)
 Year Ended 6/30:
   2006                                   20.37      (.02)       3.37    3.35       --     (.30)   (.30)  23.42     16.57
   2005                                   18.45      (.04)       2.13    2.09       --     (.17)   (.17)  20.37     11.35
   2004                                   14.62      (.09)       4.36    4.27       --     (.44)   (.44)  18.45     29.67
 4/01/03- 6/30/03                         11.58      (.01)       3.05    3.04       --       --      --   14.62     26.25
 12/09/02- 3/31/03                        11.86      (.02)       (.26)   (.28)      --       --      --   11.58     (2.36)
Class R (11/97)
 Year Ended 6/30:
   2006                                   20.55       .20        3.42    3.62     (.11)    (.30)   (.41)  23.76     17.77
   2005                                   18.52       .15        2.15    2.30     (.10)    (.17)   (.27)  20.55     12.43
   2004                                   14.57       .06        4.38    4.44     (.05)    (.44)   (.49)  18.52     31.02
 4/01/03- 6/30/03                         11.51       .02        3.04    3.06       --       --      --   14.57     26.59
 Year Ended 3/31:
   2003(e)                                13.92       .08       (2.38)  (2.30)    (.11)      --    (.11)  11.51    (16.52)
 11/01/01- 3/31/02(f)                     11.73       .05        2.20    2.25     (.06)      --    (.06)  13.92     19.20
 Year Ended 10/31:
   2001(g)                                13.28       .08         .09     .17     (.06)   (1.66)  (1.72)  11.73      1.23
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                 Ratios/Supplemental Data
                                      ------------------------------------------------------------------------------
                                                 Before Credit/           After           After Credit/
                                                  Reimbursement     Reimbursement(c)    Reimbursement(d)
MULTI-CAP VALUE                                -----------------   -----------------   -----------------
                                                           Ratio               Ratio               Ratio
                                                          of Net              of Net              of Net
                                                         Invest-             Invest-             Invest-
                                                            ment                ment                ment
                                               Ratio of   Income   Ratio of   Income   Ratio of   Income
                                               Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                                        Ending       to       to         to       to         to       to
                                           Net  Average  Average    Average  Average    Average  Average   Portfolio
                                        Assets      Net      Net        Net      Net        Net      Net    Turnover
                                         (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
---------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 Year Ended 6/30:
   2006                               $409,788     1.33%     .65%      1.33%     .65%      1.33%     .65%          9%
   2005                                179,548     1.36      .54       1.36      .54       1.36      .54          14
   2004                                 58,279     1.48      .20       1.48      .20       1.48      .20          21
 4/01/03- 6/30/03                        4,732     1.66*     .59*      1.66*     .59*      1.66*     .60*         13
 12/09/02- 3/31/03                         294     1.78*    (.07)*     1.75*    (.04)*     1.75*    (.04)*        52
Class B (12/02)
 Year Ended 6/30:
   2006                                 58,423     2.08     (.10)      2.08     (.10)      2.08     (.10)          9
   2005                                 33,216     2.10     (.20)      2.10     (.20)      2.10     (.20)         14
   2004                                  9,322     2.23     (.53)      2.23     (.53)      2.23     (.53)         21
 4/01/03- 6/30/03                          193     2.43*    (.08)*     2.43*    (.08)*     2.43*    (.08)*        13
 12/09/02- 3/31/03                          20     3.29*   (1.95)*     2.50*   (1.16)*     2.50*   (1.16)*        52
Class C (12/02)
 Year Ended 6/30:
   2006                                308,339     2.08     (.10)      2.08     (.10)      2.08     (.10)          9
   2005                                128,758     2.11     (.21)      2.11     (.21)      2.10     (.21)         14
   2004                                 30,085     2.23     (.53)      2.23     (.53)      2.23     (.53)         21
 4/01/03- 6/30/03                          416     2.44*    (.33)*     2.44*    (.33)*     2.44*    (.33)*        13
 12/09/02- 3/31/03                           2     2.50*    (.62)*     2.50*    (.62)*     2.50*    (.62)*        52
Class R (11/97)
 Year Ended 6/30:
   2006                                212,033     1.09      .90       1.09      .90       1.09      .90           9
   2005                                 82,413     1.10      .78       1.10      .78       1.10      .78          14
   2004                                 46,546     1.24      .39       1.24      .39       1.24      .39          21
 4/01/03- 6/30/03                       26,777     1.41*     .56*      1.41*     .56*      1.41*     .56*         13
 Year Ended 3/31:
   2003(e)                              21,795     1.61      .37       1.36      .62       1.36      .62          52
 11/01/01- 3/31/02(f)                   25,505     2.21*    (.10)*     1.25*     .86*      1.25*     .86*         14
 Year Ended 10/31:
   2001(g)                              16,996     1.54      .25       1.25      .54       1.25      .54          66
---------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)Information represents the performance history of the PBHG Special Equity Fund prior to the December 6, 2002, reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the reorganization.
(f)Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
(g)Information represents the performance history of the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.).

                                See accompanying notes to financial statements.

----
42

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                             Investment Operations       Less Distributions
                          --------------------------- -----------------------                      ---------------------------
                                                                                                             Before Credit/
                                                                                                              Reimbursement
SMALL-CAP VALUE                                                                                            -----------------
                                                                                                                       Ratio
                                                                                                                      of Net
                                                                                                                     Invest-
                                                                                                                        ment
                                                                                                           Ratio of   Income
                                Net         Net                                                            Expenses   (Loss)
                Beginning   Invest-   Realized/           Net                  Ending               Ending       to       to
                      Net      ment  Unrealized       Invest-                     Net                  Net  Average  Average
                    Asset    Income        Gain          ment  Capital          Asset     Total     Assets      Net      Net
                    Value (Loss)(a)      (Loss) Total  Income    Gains   Total  Value Return(b)      (000)   Assets   Assets
-------------------------------------------------------------------------------------------------------------------------------
Class A (12/04)
  Year Ended 6/30:
    2006           $20.84     $ .13       $5.48 $5.61   $(.08)   $(.27) $(.35) $26.10     27.08%** $33,907     1.95%    (.02)%
    2005(e)         20.00       .05         .79   .84      --       --     --   20.84      4.20          3     2.85*    (.96)*
Class B (12/04)
  Year Ended 6/30:
    2006            20.76      (.07)       5.47  5.40      --     (.27)  (.27)  25.89     26.17**      370     2.75     (.91)
    2005(e)         20.00      (.03)        .79   .76      --       --     --   20.76      3.80          3     3.60*   (1.70)*
Class C (12/04)
  Year Ended 6/30:
    2006            20.76      (.07)       5.49  5.42      --     (.27)  (.27)  25.91     26.22**    7,244     2.73     (.86)
    2005(e)         20.00      (.03)        .79   .76      --       --     --   20.76      3.80          3     3.60*   (1.70)*
Class R (12/04)
  Year Ended 6/30:
    2006            20.87       .16        5.52  5.68    (.13)    (.27)  (.40)  26.15     27.41**   13,137     1.73      .07
    2005(e)         20.00       .08         .79   .87      --       --     --   20.87      4.35      2,079     2.61*    (.72)*
-------------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                Ratios/Supplemental Data
                --------------------------------------------------
                       After           After Credit/
                 Reimbursement(c)    Reimbursement(d)
SMALL-CAP VALUE -----------------   -----------------
                            Ratio               Ratio
                           of Net              of Net
                          Invest-             Invest-
                             ment                ment
                Ratio of   Income   Ratio of   Income
                Expenses   (Loss)   Expenses   (Loss)
                      to       to         to       to
                 Average  Average    Average  Average   Portfolio
                     Net      Net        Net      Net    Turnover
                  Assets   Assets     Assets   Assets        Rate
------------------------------------------------------------------
Class A (12/04)
  Year Ended 6/30:
    2006            1.42%     .51%      1.40%     .53%         26%
    2005(e)         1.49*     .40*      1.42*     .47*         22
Class B (12/04)
  Year Ended 6/30:
    2006            2.16     (.33)      2.14     (.31)         26
    2005(e)         2.24*    (.35)*     2.17*    (.28)*        22
Class C (12/04)
  Year Ended 6/30:
    2006            2.17     (.30)      2.15     (.28)         26
    2005(e)         2.24*    (.35)*     2.17*    (.28)*        22
Class R (12/04)
  Year Ended 6/30:
    2006            1.17      .63       1.15      .65          26
    2005(e)         1.25*     .64*      1.17*     .72*         22
------------------------------------------------------------------

*  Annualized.
** During the fiscal year ended June 30, 2006, NWQ reimbursed Small Cap Value
   $9,060 for a cash balance maintained in the Fund. This reimbursement did not have an impact on the Fund's Class A total return, but would have otherwise reduced each of the total returns by .05% for Class B, C and R.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the period December 9, 2004 (commencement of operations) through June 30, 2005.

                                See accompanying notes to financial statements.

----
43

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                Investment Operations       Less Distributions
                              -------------------------- -----------------------                    --------------------------
                                                                                                             Before Credit/
                                                                                                              Reimbursement
GLOBAL VALUE                                                                                               -----------------
                                                                                                                       Ratio
                                                                                                                      of Net
                                                                                                                     Invest-
                                                                                                                        ment
                                                                                                           Ratio of   Income
                                    Net        Net                                                         Expenses   (Loss)
                    Beginning   Invest-  Realized/           Net                  Ending            Ending       to       to
                          Net      ment Unrealized       Invest-                     Net               Net  Average  Average
                        Asset    Income       Gain          ment  Capital          Asset     Total  Assets      Net      Net
                        Value (Loss)(a)     (Loss) Total  Income    Gains   Total  Value Return(b)   (000)   Assets   Assets
-------------------------------------------------------------------------------------------------------------------------------
Class A (12/04)
  Year Ended 6/30:
   2006                $20.71      $.27      $3.20 $3.47   $(.06)   $(.17) $(.23) $23.95     16.81% $4,128     2.32%     .43%
   2005(e)              20.00       .10        .61   .71      --       --     --   20.71      3.55       3     2.87*    (.41)*
Class B (12/04)
  Year Ended 6/30:
   2006                 20.63       .07       3.21  3.28      --     (.17)  (.17)  23.74     15.94     298     3.12     (.47)
   2005(e)              20.00       .01        .62   .63      --       --     --   20.63      3.15       3     3.62*   (1.16)*
Class C (12/04)
  Year Ended 6/30:
   2006                 20.63       .07       3.22  3.29      --     (.17)  (.17)  23.75     15.99   3,524     3.06     (.39)
   2005(e)              20.00       .01        .62   .63      --       --     --   20.63      3.15       3     3.62*   (1.16)*
Class R (12/04)
  Year Ended 6/30:
   2006                 20.74       .22       3.32  3.54    (.11)    (.17)  (.28)  24.00     17.15   3,261     2.09      .22
    2005(e)             20.00       .13        .61   .74      --       --     --   20.74      3.70   2,066     2.59*    (.13)*
-------------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                    Ratios/Supplemental Data
                    -------------------------------------------------
                           After          After Credit/
                     Reimbursement(c)    Reimbursement(d)
GLOBAL VALUE        -----------------   -----------------
                                Ratio               Ratio
                               of Net              of Net
                              Invest-             Invest-
                                 ment                ment
                    Ratio of   Income   Ratio of   Income
                    Expenses   (Loss)   Expenses   (Loss)
                          to       to         to       to
                     Average  Average    Average  Average  Portfolio
                         Net      Net        Net      Net   Turnover
                      Assets   Assets     Assets   Assets       Rate
---------------------------------------------------------------------
Class A (12/04)
  Year Ended 6/30:
   2006                 1.69%    1.06%      1.61%    1.14%        21%
   2005(e)              1.72*     .74*      1.58*     .88*         6
Class B (12/04)
  Year Ended 6/30:
   2006                 2.44      .21       2.36      .29         21
   2005(e)              2.47*    (.01)*     2.33*     .13*         6
Class C (12/04)
  Year Ended 6/30:
   2006                 2.44      .22       2.36      .31         21
   2005(e)              2.47*    (.01)*     2.33*     .13*         6
Class R (12/04)
  Year Ended 6/30:
   2006                 1.44      .88       1.36      .96         21
    2005(e)             1.44*    1.02*      1.33*    1.13*         6
---------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the period December 9, 2004 (commencement of operations) through June 30, 2005.

                                See accompanying notes to financial statements.

----
44

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                Investment Operations       Less Distributions
                              -------------------------- -----------------------                    ---------------------------
                                                                                                              Before Credit/
                                                                                                               Reimbursement
VALUE OPPORTUNITIES                                                                                         -----------------
                                                                                                                        Ratio
                                                                                                                       of Net
                                                                                                                      Invest-
                                                                                                                         ment
                                                                                                            Ratio of   Income
                                    Net        Net                                                          Expenses   (Loss)
                    Beginning   Invest-  Realized/           Net                  Ending             Ending       to       to
                          Net      ment Unrealized       Invest-                     Net                Net  Average  Average
                        Asset    Income       Gain          ment  Capital          Asset     Total   Assets      Net      Net
                        Value (Loss)(a)     (Loss) Total  Income    Gains   Total  Value Return(b)    (000)   Assets   Assets
--------------------------------------------------------------------------------------------------------------------------------
Class A (12/04)
  Year Ended 6/30:
   2006                $21.07      $.28      $5.88 $6.16   $(.07)   $(.26) $(.33) $26.90     29.45% $73,389     1.63%     .94%
   2005(e)              20.00       .08        .99  1.07      --       --     --   21.07      5.35        3     3.12*   (1.10)*
Class B (12/04)
  Year Ended 6/30:
   2006                 20.98       .09       5.85  5.94      --     (.26)  (.26)  26.66     28.49    1,041     2.40      .16
   2005(e)              20.00        --        .98   .98      --       --     --   20.98      4.90        3     3.87*   (1.85)*
Class C (12/04)
  Year Ended 6/30:
   2006                 20.98       .08       5.86  5.94      --     (.26)  (.26)  26.66     28.49   22,102     2.40      .15
   2005(e)              20.00        --        .98   .98      --       --     --   20.98      4.90        3     3.87*   (1.85)*
Class R (12/04)
  Year Ended 6/30:
   2006                 21.09       .31       5.93  6.24    (.12)    (.26)  (.38)  26.95     29.80   37,393     1.48      .98
    2005(e)             20.00       .11        .98  1.09      --       --     --   21.09      5.45    2,102     2.86*    (.84)*
--------------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                    Ratios/Supplemental Data
                    --------------------------------------------------
                           After           After Credit/
                     Reimbursement(c)    Reimbursement(d)
VALUE OPPORTUNITIES -----------------   -----------------
                                Ratio               Ratio
                               of Net              of Net
                              Invest-             Invest-
                                 ment                ment
                    Ratio of   Income   Ratio of   Income
                    Expenses   (Loss)   Expenses   (Loss)
                          to       to         to       to
                     Average  Average    Average  Average   Portfolio
                         Net      Net        Net      Net    Turnover
                      Assets   Assets     Assets   Assets        Rate
----------------------------------------------------------------------
Class A (12/04)
  Year Ended 6/30:
   2006                 1.49%    1.09%      1.48%    1.09%         29%
   2005(e)              1.51*     .52*      1.30*     .73*         45
Class B (12/04)
  Year Ended 6/30:
   2006                 2.24      .33       2.23      .34          29
   2005(e)              2.26*    (.23)*     2.05*    (.02)*        45
Class C (12/04)
  Year Ended 6/30:
   2006                 2.24      .31       2.23      .32          29
   2005(e)              2.26*    (.23)*     2.05*    (.02)*        45
Class R (12/04)
  Year Ended 6/30:
   2006                 1.24     1.22       1.23     1.23          29
    2005(e)             1.24*     .77*      1.05*     .97*         45
----------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the period December 9, 2004 (commencement of operations) through June 30, 2005.

                                See accompanying notes to financial statements.

----
45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Multi-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund, Nuveen NWQ Global Value Fund and Nuveen NWQ Value Opportunities Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the "Funds") at June 30, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period December 9, 2004 (commencement of operations) through June 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL
August 24, 2006


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46

            Annual Investment Management Agreement Approval Process

The Board of Trustees is responsible for overseeing the performance of the investment advisers to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM, the Sub-Advisory Agreements between NAM and NWQ with respect to the Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund and Nuveen NWQ Global Value Fund, and the Sub-Advisory Agreements between NAM and Tradewinds with respect to the Nuveen Tradewinds Value Opportunities Fund (formerly known as Nuveen NWQ Value Opportunities
Fund) and Nuveen NWQ Global Value Fund. NWQ and Tradewinds are each a "Sub-Adviser." NAM and the Sub-Advisers are each a "Fund Adviser."

The Approval Process
During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with a Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

.. the nature, extent and quality of services provided by the Fund Adviser;

.. the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

.. the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and with recognized and/or customized benchmarks (as appropriate);

.. the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

.. the expenses of the Fund Adviser in providing the various services;

.. the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

.. the advisory fees the Fund Adviser assesses to other types of investment products or clients;

.. the soft dollar practices of the Fund Adviser; and

.. from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered each advisory contract (which includes the Sub-Advisory Agreements) with the respective Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and
(e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services
In reviewing the Fund Advisers, the Trustees considered the nature, extent and quality of the respective Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that a Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen has taken for its mutual fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the applicable Fund Adviser's personnel. With respect to each Sub-Adviser, the Trustees also received and reviewed an evaluation of the Sub-Adviser from NAM. Such evaluation outlined, among other things, the Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, the Funds' investment objectives and performance (as applicable). The Trustees noted that NAM recommended the renewal of the Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith. Given the Trustees' experience with the Funds and each Fund Adviser (or predecessor thereto), the Trustees recognized the history of care and depth of experience of the respective personnel in managing these Funds, consistent investment process, and recent growth of assets under management.


----
47

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to the Sub-Advisers, the independent Trustees noted that each Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the respective Fund.

With respect to NAM, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings). In addition to the above, because the Funds utilize Sub-Advisers, the Trustees also considered NAM's ability and procedures to monitor the respective Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the enhancements in the investment oversight process, including increased site visits and departments participating in investment oversight.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and recognized and/or customized benchmarks (as applicable). In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group (such as the Performance Peer Groups of the Nuveen Balanced Stock and Bond Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Tradewinds Value Opportunities Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2005. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability
 1. Fees and Expenses
 In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. Further, the Trustees recognized that in certain cases, the closest Peer Universe and/or Peer Group may not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons (e.g., Nuveen Balanced Stock and Bond Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Tradewinds Value Opportunities Fund). In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including, in particular, the asset size of the peers) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

 2. Comparisons with the Fees of Other Clients
 The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients (such as separate managed accounts and funds that are not offered by Nuveen Investments but are sub-advised by one of Nuveen's investment management teams). In general, the advisory fees charged for separate accounts are somewhat lower than the


----
48
 advisory fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

 In considering the fees of a Sub-Adviser, the Trustees also considered the pricing schedule that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients.

 3. Profitability of Fund Advisers
 In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits
In evaluating fees, the Trustees also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund, including any sales charges and distribution fees received and retained by the Funds' principal underwriter, Nuveen Investments, Inc., an affiliate of NAM as well as any benefits derived from soft dollar arrangements. The Trustees recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and


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49
their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Trustees therefore considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, NAM may from time to time receive and have access to research generally provided to institutional clients. The Trustees considered that both Sub-Advisers do benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the applicable Fund's portfolio transactions. At the May Meeting as well as prior meetings, the Trustees have received and reviewed materials concerning such Sub-Advisers' (or predecessors') soft dollar arrangements, including the types of research received. In this regard, the respective Sub-Adviser limits the type of research received with the use of soft dollars to that with intellectual content. Accordingly, the Trustees noted that such Sub-Adviser's profitability may be lower if it was required to pay for this research with hard dollars.

F. Other Considerations
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the renewal of the NAM Investment Management Agreement and the Sub-Advisory Agreements should be approved.


----
50

                                     Notes

----
51

                                     Notes

--------------------------------------------------------------------------------
52

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds' website at www.nuveen.com.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman (since 1996) and Director of Nuveen       167
3/28/49                     Board and                     Investments, Inc., Nuveen Investments, LLC,
333 W. Wacker Drive         Trustee                       Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(4); formerly,
                                                          Director (1996-2006) of Institutional
                                                          Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management;
                                                          Chairman and Director of Rittenhouse Asset
                                                          Management, Inc. (since 1999); Chairman of
                                                          Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Lead                1997      Private Investor and Management Consultant.        167
8/22/40                     Independent
333 W. Wacker Drive         Trustee
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (since 1989) as Senior Vice                167
7/29/34                                                   President of The Northern Trust Company;
333 W. Wacker Drive                                       Director (since 2002) Community Advisory
Chicago, IL 60606                                         Board for Highland Park and Highwood, United
                                                          Way of the North Shore.


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          167
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire Group, a publicly held company; Adjunct
                                                          Faculty Member, University of Iowa;
                                                          Director, Gazette Companies; Life Trustee of
                                                          Coe College and Iowa College Foundation;
                                                          formerly, Director, Alliant Energy;
                                                          formerly, Director, Federal Reserve Bank of
                                                          Chicago; formerly, President and Chief
                                                          Operating Officer, SCI Financial Group,
                                                          Inc., a regional financial services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean, Tippie College of Business, University       167
3/6/48                                                    of Iowa (since June 2006); formerly, Dean
333 W. Wacker Drive                                       and Distinguished Professor of Finance,
Chicago, IL 60606                                         School of Business at the University of
                                                          Connecticut (2003-2006); previously, Senior
                                                          Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director (since 1997), Credit
                                                          Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May
                                                          2005-October 2005).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (since 2004) as Chairman, JPMorgan         165
10/28/42                                                  Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                       Banc One Investment Advisors Corporation,
Chicago, IL 60606                                         and President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; member of the
                                                          Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical
                                                          Gardens.

----
53

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or   Including other Directorships                  Overseen by
and Address          the Funds      Appointed (2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997      Chairman of Miller-Valentine Partners Ltd.,        167
9/24/44                                           a real estate investment company; formerly,
333 W. Wacker Drive                               Senior Partner and Chief Operating Officer
Chicago, IL 60606                                 (retired 2004) of Miller-Valentine Group;
                                                  formerly, Vice President, Miller-Valentine
                                                  Realty; Board Member, Chair of the Finance
                                                  Committee and member of the Audit Committee
                                                  of Premier Health Partners, the
                                                  not-for-profit company of Miami Valley
                                                  Hospital; Vice President, Dayton
                                                  Philharmonic Orchestra Association; Board
                                                  Member, Regional Leaders Forum, which
                                                  promotes cooperation on economic development
                                                  issues; Director, Dayton Development
                                                  Coalition; formerly, Member, Community
                                                  Advisory Board, National City Bank, Dayton,
                                                  Ohio and Business Advisory Council,
                                                  Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997      Executive Director, Gaylord and Dorothy            167
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005      Senior Vice President for Business and             167
1/22/50                                           Finance, Northwestern University (since
333 W. Wacker Drive                               1997); Director (since 2003), Chicago Board
Chicago, IL 60606                                 Options Exchange; Director (since 2003),
                                                  National Mentor Holdings, a privately-held,
                                                  national provider of home and
                                                  community-based services; Chairman (since
                                                  1997), Board of Directors, Rubicon, a pure
                                                  captive insurance company owned by
                                                  Northwestern University; Director (since
                                                  1997), Evanston Chamber of Commerce and
                                                  Evanston Inventure, a business development
                                                  organization.
                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First                                                 Fund Complex
Birthdate            Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed (3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988      Managing Director (since 2002), Assistant          167
9/9/56               Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel, of Nuveen Investments, LLC;
                                                  Managing Director (2002-2004), General
                                                  Counsel (1998-2004) and Assistant Secretary,
                                                  formerly, Vice President of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.(4); Managing Director (since 2002) and
                                                  Assistant Secretary and Associate General
                                                  Counsel, formerly, Vice President (since
                                                  1997), of Nuveen Asset Management; Managing
                                                  Director (since 2004) and Assistant
                                                  Secretary (since 1994) of Nuveen
                                                  Investments, Inc.; Assistant Secretary of
                                                  NWQ Investment Management Company, LLC.
                                                  (since 2002); Vice President and Assistant
                                                  Secretary of Nuveen Investments Advisers
                                                  Inc. (since 2002); Managing Director,
                                                  Associate General Counsel and Assistant
                                                  Secretary of Rittenhouse Asset Management,
                                                  Inc. and Symphony Asset Management LLC
                                                  (since 2003); Assistant Secretary of
                                                  Tradewinds NWQ Global Investors, LLC (since
                                                  2006); Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004      Managing Director (since 2005), formerly           167
9/22/63                                           Vice President (since 2002); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 2000) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000      Vice President (since 2002), formerly,             167
2/3/66               and Assistant                Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                    Nuveen Investments, LLC.
Chicago, IL 60606

----
54

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or   Including other Directorships                  Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999      Vice President and Treasurer of Nuveen             167
11/28/67              and Treasurer                Investments, LLC and of Nuveen Investments,
333 W. Wacker Drive                                Inc. (since 1999); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Asset Management (since
                                                   2002) and of Nuveen Investments Advisers
                                                   Inc. (since 2002); Assistant Treasurer of
                                                   NWQ Investment Management Company, LLC.
                                                   (since 2002); Vice President and Treasurer
                                                   of Nuveen Rittenhouse Asset Management, Inc.
                                                   and Symphony Asset Management LLC (since
                                                   2003); Treasurer, Tradewinds NWQ Global
                                                   Investors, LLC (since 2006); formerly, Vice
                                                   President and Treasurer (1999-2004) of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.(4); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
John N. Desmond       Vice President     2005      Vice President, Director of Investment             167
8/24/61                                            Operations, Nuveen Investments, LLC (since
333 W. Wacker Drive                                2005); formerly, Director, Business Manager,
Chicago, IL 60606                                  Deutsche Asset Management (2003-2004),
                                                   Director, Business Development and
                                                   Transformation, Deutsche Trust Bank Japan
                                                   (2002-2003); previously, Senior Vice
                                                   President, Head of Investment Operations and
                                                   Systems, Scudder Investments Japan,
                                                   (2000-2002), Senior Vice President, Head of
                                                   Plan Administration and Participant
                                                   Services, Scudder Investments (1995-2002).


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998      Vice President (since 2002), Assistant             167
9/24/64               and Secretary                Secretary and Assistant General Counsel
333 W. Wacker Drive                                (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                  President (since 1998) of Nuveen
                                                   Investments, LLC; Vice President (2002-2004)
                                                   and Assistant Secretary (1998-2004)
                                                   formerly, Assistant Vice President of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Vice President and
                                                   Assistant Secretary (since 2005) of Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004), formerly,          167
10/24/45                                           Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                                Managing Director (2004) formerly, Vice
Chicago, IL 60606                                  President (1998-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Managing Director (since 2005) of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002), formerly,          167
3/2/64                                             Vice President of Nuveen Investments;
333 W. Wacker Drive                                Managing Director (1997-2004) of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Managing Director (since
                                                   2001) of Nuveen Asset Management ; Vice
                                                   President (since 2002) of Nuveen Investments
                                                   Advisers Inc.; Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              167
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC; formerly, Vice President
Chicago, IL 60606                                  and Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              167
3/22/63                                            Investments, LLC; Certified Public
333 W. Wacker Drive                                Accountant.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President of Nuveen Investments, LLC          167
8/27/61                                            (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

----
55

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate           Held with       Elected or   Including other Directorships                  Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            167
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; formerly, Vice President
Chicago, IL 60606                                and Assistant Secretary of Nuveen Advisory
                                                 Corp. and Nuveen Institutional Advisory
                                                 Corp.(4); Vice President (since 2005) and
                                                 Assistant Secretary of Nuveen Investments,
                                                 Inc.; Vice President (since 2005) and
                                                 Assistant Secretary (since 1997) of Nuveen
                                                 Asset Management; Vice President (since
                                                 2000), Assistant Secretary and Assistant
                                                 General Counsel (since 1998) of Rittenhouse
                                                 Asset Management, Inc.; Vice President and
                                                 Assistant Secretary of Nuveen Investments
                                                 Advisers Inc. (since 2002); Assistant
                                                 Secretary of NWQ Investment Management
                                                 Company, LLC (since 2002), Symphony Asset
                                                 Management LLC (since 2003), and Tradewinds
                                                 NWQ Global Investors, LLC (since 2006).





(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
56

  Fund Information
================================================================================


Fund Manager              Legal Counsel                     Transfer Agent and
Nuveen Asset Management   Chapman and Cutler LLP            Shareholder Services
333 West Wacker Drive     Chicago, IL                       Boston Financial
Chicago, IL 60606                                           Data Services, Inc.
                          Independent Registered            Nuveen Investor Services
Sub-Adviser               Public Accounting Firm            P.O. Box 8530
NWQ Investment Management PricewaterhouseCoopers LLP        Boston, MA 02266-8530
Company, LLC              Chicago, IL                       (800) 257-8787
2049 Century Park East
Los Angeles, CA 90067     Custodian
Tradewinds NWQ Global     State Street Bank & Trust Company
Investors, LLC            Boston, MA
2049 Century Park East
Los Angeles, CA 90067

================================================================================


Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.


Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.


Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.


================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.
You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.


================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
57

                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf


    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $149 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-NWQ-0606D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended                     Audit Fees Billed    Audit-Related Fees         Tax Fees           All Other Fees
June 30, 2006                            to Funds/1/       Billed to Funds/2/    Billed to Funds/3/    Billed to Funds/4/
-----------------------------------   -----------------   -------------------   -------------------   -------------------
Name of Series
Balanced Stock and Bond Fund                      7,434                     0                   932                     0
Balanced Municipal and Stock Fund                 8,258                     0                   932                     0
Large Cap Value Fund                             25,178                     0                   932                     0
NWQ Multi-Cap Value Fund                         34,314                     0                   932                     0
NWQ Global Value Fund                             5,490                     0                 1,319                     0
NWQ Small-Cap Value Fund                          5,864                     0                 1,703                     0
Tradewinds Value Opportunities Fund               7,045                     0                 2,123                     0
                                      -----------------   -------------------   -------------------   -------------------
   Total                              $          93,583   $                 0   $             8,873   $                 0

/1/ "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
/2/ "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".
/3/ "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
/4/ "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                                                     Percentage Approved Pursuant to Pre-approval Exception
                                      -----------------------------------------------------------------------------------
                                      Audit Fees Billed    Audit-Related Fees         Tax Fees           All Other Fees
                                           to Funds         Billed to Funds       Billed to Funds       Billed to Funds
                                      -----------------   -------------------   -------------------   -------------------
Name of Series
Balanced Stock and Bond Fund                          0                     0                     0                     0
Balanced Municipal and Stock Fund                     0                     0                     0                     0
Large Cap Value Fund                                  0                     0                     0                     0
NWQ Multi-Cap Value Fund                              0                     0                     0                     0
NWQ Global Value Fund                                 0                     0                     0                     0
NWQ Small-Cap Value Fund                              0                     0                     0                     0
Tradewinds Value Opportunities Fund                   0                     0                     0                     0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

Fiscal Year Ended                     Audit Fees Billed    Audit-Related Fees         Tax Fees           All Other Fees
June 30, 2005                            to Funds/1/       Billed to Funds/2/    Billed to Funds/3/    Billed to Funds/4/
-----------------------------------   -----------------   -------------------   -------------------   -------------------
Name of Series
Balanced Stock and Bond Fund                      7,443                     0                   269                     0
Balanced Municipal and Stock Fund                 8,216                     0                   368                     0
Large Cap Value Fund                             25,807                     0                 2,324                     0
NWQ Multi-Cap Value Fund                         17,881                     0                   731                     0
NWQ Global Value Fund                             5,060                     0                     0                     0
NWQ Small-Cap Value Fund                          5,062                     0                     0                     0
Tradewinds Value Opportunities Fund               5,061                     0                     0                     0
                                      -----------------   -------------------   -------------------   -------------------
   Total                              $          74,530   $                 0   $             3,692   $                 0

/1/ "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
/2/ "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".
/3/ "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
/4/ "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                                                     Percentage Approved Pursuant to Pre-approval Exception
                                      -----------------------------------------------------------------------------------
                                      Audit Fees Billed    Audit-Related Fees         Tax Fees           All Other Fees
                                           to Funds         Billed to Funds       Billed to Funds       Billed to Funds
                                      -----------------   -------------------   -------------------   -------------------
Name of Series
Balanced Stock and Bond Fund                          0                     0                     0                     0
Balanced Municipal and Stock Fund                     0                     0                     0                     0
Large Cap Value Fund                                  0                     0                     0                     0
NWQ Multi-Cap Value Fund                              0                     0                     0                     0
NWQ Global Value Fund                                 0                     0                     0                     0
NWQ Small-Cap Value Fund                              0                     0                     0                     0
Tradewinds Value Opportunities Fund                   0                     0                     0                     0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                            Audit-Related Fees      Tax Fees Billed to       All Other Fees
                          Billed to Adviser and        Adviser and         Billed to Adviser
Fiscal Year Ended            Affiliated Fund         Affiliated Fund      and Affiliated Fund
June 30, 2006               Service Providers     Service Providers/1/     Service Providers
-----------------------   ---------------------   ---------------------   -------------------
Nuveen Investment Trust   $                   0   $              17,500   $                 0

                                 Percentage Approved Pursuant to Pre-approval Exception
                          -------------------------------------------------------------------
                            Audit-Related Fees      Tax Fees Billed to       All Other Fees
                          Billed to Adviser and        Adviser and         Billed to Adviser
                             Affiliated Fund         Affiliated Fund      and Affiliated Fund
                            Service Providers       Service Providers      Service Providers
                          ---------------------   ---------------------   -------------------
                                              0%                      0%                    0%

/1/ The amounts reported for the Trust under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which PricewaterHouse Coopers serves as independent registered public accounting firm, these fees amounted to $130,000 in 2006.

                            Audit-Related Fees      Tax Fees Billed to       All Other Fees
                          Billed to Adviser and        Adviser and         Billed to Adviser
Fiscal Year Ended            Affiliated Fund         Affiliated Fund      and Affiliated Fund
June 30, 2005               Service Providers     Service Providers/1/     Service Providers
-----------------------   ---------------------   ---------------------   -------------------
Nuveen Investment Trust   $                   0   $              15,750   $                 0

                                 Percentage Approved Pursuant to Pre-approval Exception
                          -------------------------------------------------------------------
                            Audit-Related Fees      Tax Fees Billed to       All Other Fees
                          Billed to Adviser and        Adviser and         Billed to Adviser
                             Affiliated Fund         Affiliated Fund      and Affiliated Fund
                            Service Providers       Service Providers      Service Providers
                          ---------------------   ---------------------   -------------------
                                              0%                      0%                    0%

/1/ The amounts reported for the Trust under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which PricewaterHouse Coopers serves as independent registered public accounting firm, these fees amounted to $49,500 in 2005.

The above "Tax Fees" are fees billed to the Adviser for Nuveen Open-End and Closed-End Funds tax return preparation. The amount reported for the Trust under the column heading "Tax Fees Billed to Adviser and Affiliated Fund Service Providers" represents the aggregate amount billed to the Adviser exclusively for the preparation of each Fund's (within the Trust) tax return, the cost of which is borne by the Adviser. In aggregate, for all Nuveen funds which PriceWaterHouse Coopers serves as the independent registered public accounting firm these fees amounted to $49,500 in 2006.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                               Total Non-Audit Fees
                                                               billed to Adviser and
                                                              Affiliated Fund Service     Total Non-Audit Fees
                                                              Providers (engagements     billed to Adviser and
                                                              related directly to the   Affiliated Fund Service
Fiscal Year Ended                     Total Non-Audit Fees   operations and financial     Providers (all other
June 30, 2006                            Billed to Trust      reporting of the Trust)         engagements)         Total
-----------------------------------   --------------------   ------------------------   -----------------------   ------
Name of Series
Balanced Stock and Bond Fund                           932                     17,500                         0   18,432
Balanced Municipal and Stock Fund                      932                     17,500                         0   18,432
Large Cap Value Fund                                   932                     17,500                         0   18,432
NWQ Multi-Cap Value Fund                               932                     17,500                         0   18,432
NWQ Global Value Fund                                1,319                     17,500                         0   18,819
NWQ Small-Cap Value Fund                             1,703                     17,500                         0   19,203
Tradewinds Value Opportunities Fund                  2,123                     17,500                         0   19,623
                                      --------------------   ------------------------   -----------------------   ------
   Total                              $              8,873

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

                                                                 Total Non-Audit Fees
                                                                billed to Adviser and
                                                               Affiliated Fund Service       Total Non-Audit Fees
                                                                Providers (engagements      billed to Adviser and
                                                               related directly to the     Affiliated Fund Service
Fiscal Year Ended                     Total Non-Audit Fees     operations and financial      Providers (all other
June 30, 2005                            Billed to Trust     reporting of the Trust)/1/          engagements)         Total
-----------------------------------   --------------------   ---------------------------   -----------------------   ------
Name of Series
Balanced Stock and Bond Fund                           269                        15,750                         0   16,019
Balanced Municipal and Stock Fund                      368                        15,750                         0   16,118
Large Cap Value Fund                                 2,324                        15,750                         0   18,074
NWQ Multi-Cap Value Fund                               731                        15,750                         0   16,481
NWQ Global Value Fund                                    0                        15,750                         0   15,750
NWQ Small-Cap Value Fund                                 0                        15,750                         0   15,750
Tradewinds Value Opportunities Fund                      0                        15,750                         0   15,750
                                      --------------------   ---------------------------   -----------------------   ------
   Total                              $              3,692

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date September 8, 2006
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date September 8, 2006
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date September 8, 2006
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.